                                                                  CONFORMED COPY






                                    $3,000,000,000

                                       364-DAY

                                   CREDIT AGREEMENT


                                     dated as of


                                   November 1, 1996


                                        among


                            U S WEST Capital Funding, Inc.
                                    U S WEST, Inc.


                               The Banks Listed Herein

                                   Citibank, N.A.,
                                 as Syndication Agent


                                The Bank of New York,
                                as Documentation Agent

                                         and

                      Morgan Guaranty Trust Company of New York,
                               as Administrative Agent

                                 TABLE OF CONTENTS*

                                                                            Page
                                    ARTICLE 1
                                  Definitions
Section 1.01.  Definitions...................................................1
Section 1.02.  Accounting Terms and Determinations..........................12
Section 1.03.  Types of Borrowings..........................................12

                                   ARTICLE 2
                                  The Credit
Section 2.01.  Commitments to Lend..........................................13
Section 2.02.  Notice of Committed Borrowing................................15
Section 2.03.  Money Market Borrowings......................................15
Section 2.04.  Notice to Banks; Funding of Loans............................19
Section 2.05.  Notes........................................................20
Section 2.06.  Maturity of Loans............................................21
Section 2.07.  Interest Rates...............................................21
Section 2.08.  Facility Fees................................................24
Section 2.09.  Optional Termination or Reduction of Commitments.............24
Section 2.10.  Method of Electing Interest Rates............................24
Section 2.11.  Optional Prepayments.........................................25
Section 2.12.  General Provisions as to Payments............................26
Section 2.13.  Funding Losses...............................................27
Section 2.14.  Computation of Interest and Fees.............................27
Section 2.15.  Change of Control............................................27

                                  ARTICLE 3
                                 Conditions
Section 3.01.  Closing......................................................28
Section 3.02.  Borrowings...................................................29

                                  ARTICLE 4
                       Representations and Warranties
Section 4.01.  Corporate Existence and Power................................30
Section 4.02.  Corporate and Governmental Authorization;

__________
* The Table of Contents is not part of this Agreement.

               No Contravention.............................................30
Section 4.03.  Binding Effect...............................................30
Section 4.04.  Financial Information........................................30
Section 4.05.  Litigation...................................................31
Section 4.06.  Compliance with ERISA........................................31
Section 4.07.  Environmental Matters........................................32
Section 4.08.  Taxes........................................................32
Section 4.09.  Subsidiaries.................................................32
Section 4.10.  Not an Investment Company....................................33
Section 4.11.  Full Disclosure..............................................33

                                  ARTICLE 5
                                  Covenants
Section 5.01.  Information..................................................33
Section 5.02.  Maintenance of Property; Insurance...........................35
Section 5.03.  Maintenance of Existence.....................................36
Section 5.04.  Compliance with Laws.........................................36
Section 5.05.  Inspection of Property, Books and Records....................36
Section 5.06.  Subsidiary Debt..............................................36
Section 5.07.  Debt Coverage................................................36
Section 5.08.  Negative Pledge..............................................37
Section 5.09.  Consolidations, Mergers and Sales of Assets..................38
Section 5.10.  Use of Proceeds..............................................38

                                  ARTICLE 6
                                  Defaults
Section 6.01.  Events of Default............................................38
Section 6.02.  Notice of Default............................................41

                                 ARTICLE 7
                                 The Agent
Section 7.01.  Appointment and Authorization................................41
Section 7.02.  Agent and Affiliates.........................................41
Section 7.03.  Action by Agent..............................................42
Section 7.04.  Consultation with Experts....................................42
Section 7.05.  Liability of Agent...........................................42
Section 7.06.  Indemnification..............................................42
Section 7.07.  Credit Decision..............................................42
Section 7.08.  Successor Agent..............................................43
Section 7.09.  Agent's Fee..................................................43

Section 7.10.  Other Agents.................................................43

                                  ARTICLE 8
                           Changes in Circumstances
Section 8.01.  Basis for Determining Interest Rate Inadequate
               or Unfair....................................................43
Section 8.02.  Illegality...................................................44
Section 8.03.  Increased Cost and Reduced Return............................45
Section 8.04.  Taxes........................................................46
Section 8.05.  Domestic Loans Substituted for Affected
               Euro-Dollar Loans............................................48
Section 8.06.  Substitution of Bank.........................................48

                                 ARTICLE 9
                                 Guaranty
Section 9.01.  The Guaranty.................................................49
Section 9.02.  Guaranty Unconditional.......................................49
Section 9.03.  Discharge Only upon Payment in Full;
               Reinstatement In Certain Circumstances.......................50
Section 9.04.  Waiver by the Company........................................50
Section 9.05.  Subrogation..................................................50
Section 9.06.  Stay of Acceleration.........................................50

                                 ARTICLE 10
                                Miscellaneous
Section 10.01.  Notices.....................................................51
Section 10.02.  No Waivers..................................................51
Section 10.03.  Expenses; Indemnification...................................51
Section 10.04.  Sharing of Set-offs.........................................52
Section 10.05.  Amendments and Waivers......................................53
Section 10.06.   Successors and Assigns.....................................53
Section 10.07.  Termination of Existing Credit Agreements...................55
Section 10.08.  Governing Law; Submission to Jurisdiction...................55
Section 10.09.  Counterparts; Integration; Effectiveness....................55
Section 10.10.  WAIVER OF JURY TRIAL........................................56
Section 10.11.  Confidentiality.............................................56

Pricing Schedule

Schedule 4.07  -  Environmental Matters

Exhibit A -   Note

Exhibit B -   Money Market Quote Request

Exhibit C -   Invitation for Money Market Quotes

Exhibit D -   Money Market Quote

Exhibit E -   Opinion of Counsel for the Company and the Borrower

Exhibit F -   Opinion of Special Counsel for the Administrative Agent

Exhibit G -   Assignment and Assumption Agreement

Exhibit H -   Extension Agreement

                               CREDIT AGREEMENT


     AGREEMENT dated as of November 1, 1996 among U S WEST Capital Funding, Inc., U S WEST, Inc., the BANKS listed on the signature pages hereof, CITIBANK, N.A., as Syndication Agent, THE BANK OF NEW YORK, as Documentation Agent, and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent.



     The parties hereto agree as follows:

                                 ARTICLE 1
                                Definitions

     Section 1.01. Definitions.

     The following terms, as used herein, have the following meanings:

     "Absolute Rate Auction" means a solicitation of Money Market Quotes setting forth Money Market Absolute Rates pursuant to Section 2.03.

     "Acquisition" means the merger of Continental Cablevision, Inc. ("Continental"), with and into the Company or a Wholly-Owned Consolidated Subsidiary, provided that the cash consideration payable to shareholders of Continental in connection with such merger shall not exceed the "Cash Consideration Amount" (as defined in the Agreement and Plan of Merger among the Company, Continental Merger Corporation and Continental dated as of February 27, 1996 and amended and restated as of June 27, 1996 and further amended as of October 7, 1996) without the consent of the Required Banks, which consent shall not be unreasonably withheld or delayed.

     "Adjusted London Interbank Offered Rate" has the meaning set forth in
Section 2.07(b).

     "Administrative Questionnaire" means, with respect to each Bank, an administrative questionnaire in the form prepared by the Agent and submitted to the Agent (with a copy to the Company) duly completed by such Bank.

     "Agent" means Morgan Guaranty Trust Company of New York in its capacity as administrative agent for the Banks hereunder, and its successors in such capacity.

"Applicable Lending Office" means, with respect to any Bank, (i) in the case of its Domestic Loans, its Domestic Lending Office, (ii) in the case of its Euro-Dollar Loans, its Euro-Dollar Lending Office and (iii) in the case of its Money Market Loans, its Money Market Lending Office.

"Assignee" has the meaning set forth in Section 10.06(c).

"Bank" means each bank listed on the signature pages hereof, each Assignee which becomes a Bank pursuant to Section 10.06(c), and their respective successors.

"Base Rate" means, for any day, a rate per annum equal to the higher of (i) the Prime Rate for such day and (ii) the sum of 1/2 of 1% plus the Federal Funds Rate for such day.

 "Benefit Arrangement" means at any time an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by any member of the ERISA Group.

"Borrower" means U S WEST Capital Funding, Inc., a Colorado corporation, and its successors.

"Borrowing" has the meaning set forth in Section 1.03.

"Closing Date" means the date on or after the Effective Date on which the Agent shall have received the documents specified in or pursuant to Section 3.01.

"Commitment" means, with respect to each Bank, the amount set forth opposite the name of such Bank on the signature pages hereof, as such amount may be reduced from time to time pursuant to Sections 2.09 and 2.11.

"Committed Loan" means a loan to be made by a Bank pursuant to Section 2.01(a); provided that if any such loan or loans are combined or subdivided pursuant to a Notice of Interest Rate Election, the term "Committed Loan" shall refer to the combined principal amount resulting from such combination or to each of the separate principal amounts resulting from such subdivision, as the case may be.

"Company" means U S WEST, Inc., a Delaware corporation, and its successors.

"Company's 1995 Form 10-K" means the Company's annual report on Form 10-K for 1995, as filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.

"Consolidated Net Worth" means at any date the consolidated shareowners' equity of the Company and its Consolidated Subsidiaries determined as of such date.

"Consolidated Subsidiary" means at any date any Subsidiary or other entity the accounts of which would be consolidated with those of the Company in its consolidated financial statements if such statements were prepared as of such date.

"Debt" of any Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments,
(iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee which are capitalized in accordance with generally accepted accounting principles, (v) all Debt secured by a Lien on any asset of such Person, whether or not such Debt is otherwise an obligation of such Person, and (vi) all Debt of others Guaranteed by such Person. Notwithstanding the foregoing, for purposes of Sections 5.06 and 5.07 Debt shall in no event include the following:

(x) Debt of Persons which are not Consolidated Subsidiaries ("Joint Ventures") (i) which is secured by a Lien on the assets or capital stock of a Minor Subsidiary or the equity interests in such Joint Ventures or is Guaranteed by a Minor Subsidiary, which Lien or Guarantee is incurred in connection with the international operations of the Company and its Subsidiaries, and (ii) for the payment of which no other recourse may be had to the Company or any of its Subsidiaries; and

(y) Debt of the Company or the Borrower issued in connection with the issuance of Trust Originated Preferred Securities or substantially similar securities, so long as such Debt is subordinated and junior in right of payment to substantially all liabilities of the Company or the Borrower, as the case may be, including, without limitation, the Loans.

"Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

"Domestic Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized by law to close.

"Domestic Lending Office" means, as to each Bank, its office located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Domestic Lending Office) or such other office as such Bank may hereafter designate as its Domestic Lending Office by notice to the Company and the Agent.

"Domestic Loan" means (i) a Committed Loan which bears interest at the Base Rate pursuant to the applicable Notice of Committed Borrowing or Notice of Interest Rate Election or the provisions of Article 8 or (ii) an overdue amount which was a Domestic Loan immediately before it became overdue.

"Effective Date" means the date this Agreement becomes effective in accordance with Section 10.09.

"Environmental Laws" means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to the environment, the effect of the environment on human health or to emissions, discharges or releases of pollutants, contaminants, Hazardous Substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, Hazardous Substances or wastes or the clean-up or other remediation thereof.

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute.

"ERISA Group" means the Company, any Subsidiary and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Company or any Subsidiary, are treated as a single employer under Section 414 of the Internal Revenue Code.

"Euro-Dollar Business Day" means any Domestic Business Day on which commercial banks are open for international business (including dealings in dollar deposits) in London.

"Euro-Dollar Lending Office" means, as to each Bank, its office, branch or affiliate located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Euro-Dollar Lending Office) or such other office, branch or affiliate of such Bank as it may hereafter designate as its Euro-Dollar Lending Office by notice to the Company and the Agent.

"Euro-Dollar Loan" means (i) a Committed Loan which bears interest at a Euro-Dollar Rate pursuant to the applicable Notice of Committed Borrowing or Notice of Interest Rate Election or (ii) an overdue amount which was a Euro-Dollar Loan before it became overdue.

"Euro-Dollar Margin" has the meaning set forth in Section 2.07(b).

"Euro-Dollar Rate" means a rate of interest determined pursuant to Section 2.07(b) on the basis of an Adjusted London Interbank Offered Rate.

"Euro-Dollar Reference Banks" means the principal London offices of Citibank, N.A., The Bank of New York and Morgan Guaranty Trust Company of New York, and "Euro-Dollar Reference Bank" means any one of the foregoing.

"Euro-Dollar Reserve Percentage" has the meaning set forth in Section 2.07(b).

"Event of Default" has the meaning set forth in Section 6.01.

"Existing Credit Agreements" means the Credit Agreements dated as of August 8, 1994, as amended, among the Borrower, the Company, the banks listed on the signature pages thereof and Morgan Guaranty Trust Company of New York, as Agent.

"Federal Funds Rate" means, for any day, the rate per annum (rounded upward, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day, provided that (i) if such day is not a Domestic Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and (ii) if no such rate is so published on such next succeeding Domestic Business Day, the Federal Funds Rate for such day shall be the average rate quoted to Morgan Guaranty Trust Company of New York on such day on such transactions as determined by the Agent.

"Fixed Rate Loans" means Euro-Dollar Loans or Money Market Loans (excluding Money Market LIBOR Loans bearing interest at the Base Rate pursuant to
Section 8.01(a)) or any combination of the foregoing.

"Group of Loans" means at any time a group of Loans consisting of (i) all Committed Loans which are Domestic Loans at such time or (ii) all Committed Loans which are Euro-Dollar Loans having the same Interest Period at such time; provided that, if a Committed Loan of any particular Bank is converted to or made as a Domestic Loan pursuant to Section 8.02 or 8.05, such Loan shall be included in the same Group or Groups of Loans from time to time as it would have been in if it had not been so converted or made.

"Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person
(i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

"Hazardous Substances" means any toxic, radioactive, caustic or otherwise hazardous substance, including petroleum, its derivatives, by-products and other hydrocarbons, or any substance having any constituent elements displaying any of the foregoing characteristics.

"Indemnitee" has the meaning set forth in Section 10.03(b).

"Indentures" means the agreements or instruments evidencing the following Debt of Continental Cablevision, Inc., and its successors: (i) the 10 5/8% Senior Subordinated Notes Due June 15, 2002; (ii) the 11% Senior Subordinated Debentures Due June 1, 2007; (iii) the 8 5/8% Senior Notes Due August 15, 2003; (iv) the 9% Senior Debentures Due September 1, 2008; (v) the 8 7/8% Senior Debentures Due September 15, 2002; (vi) the 9 1/2% Senior Debentures Due August 1, 2013; (vii) the 8 1/2% Senior Notes Due September 15, 2001; and
(viii) any other Debt containing terms and conditions as or more favorable to the holders thereof than the terms and conditions of any of the foregoing Debt.

"Interest Period" means: (1) with respect to each Euro-Dollar Loan, a period commencing on the date of borrowing specified in the applicable Notice of Borrowing or the date specified in the applicable Notice of Interest Rate Election and ending one, two, three or six months thereafter, as the Borrower may elect in the applicable notice; provided that:

      (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

      (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Euro-Dollar Business Day of a calendar month; and

      (c) any Interest Period beginning prior to a Termination Date which would otherwise end after a Termination Date shall end on such Termination Date, and any Interest Period beginning on or after a Termination Date which would otherwise end after the first anniversary of such Termination Date shall end on the first anniversary of such Termination Date.

(2) with respect to each Money Market LIBOR Loan, the period commencing on the date of borrowing specified in the applicable Notice of Borrowing and ending such whole number of months thereafter as the Borrower may elect in accordance with Section 2.03; provided that:

       (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

       (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such

Interest Period) shall, subject to clause (c) below, end on the last Euro-Dollar Business Day of a calendar month; and

        (c) any Interest Period beginning prior to a Termination Date which would otherwise end after a Termination Date shall end on such Termination Date.

(3) with respect to each Money Market Absolute Rate Loan, the period commencing on the date of borrowing specified in the applicable Notice of Borrowing and ending such number of days thereafter (but not less than 7 days) as the Borrower may elect in accordance with Section 2.03; provided that:

        (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day; and

        (b) any Interest Period beginning prior to a Termination Date which would otherwise end after a Termination Date shall end on such Termination Date.

"Internal Revenue Code" means the Internal Revenue Code of 1986, as amended, or any successor statute.

"LIBOR Auction" means a solicitation of Money Market Quotes setting forth Money Market Margins based on the London Interbank Offered Rate pursuant to
Section 2.03.

"Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind, or any other type of preferential arrangement that has the practical effect of creating a security interest, in respect of such asset. For the purposes of this Agreement, the Company or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

"Loan" means a Domestic Loan or a Euro-Dollar Loan or a Money Market Loan and "Loans" means Domestic Loans or Euro-Dollar Loans or Money Market Loans or any combination of the foregoing.

"London Interbank Offered Rate" has the meaning set forth in Section 2.07(b).

"Margin Stock" means "margin stock" as such term is defined in Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

"Material Debt" means Debt (other than the Notes) of the Company and/or one or more of its Subsidiaries, arising in one or more related or unrelated transactions, in an aggregate principal amount exceeding $100,000,000.

"Material Plan" means at any time a Plan or Plans having aggregate Unfunded Liabilities in excess of $100,000,000.

"Minor Subsidiary" means, for purposes of the last sentence of the definition of Debt and of Section 5.08(f) (the "Relevant Provisions"), (i) USW PCN Inc., and (ii) any other Subsidiary which, at the time of the issuance of a Guarantee or grant of a Lien referred to in the Relevant Provisions, had assets which, when taken together with all assets of Subsidiaries at any earlier time when such Subsidiaries were deemed to be Minor Subsidiaries pursuant to this clause (ii), did not exceed $250,000,000.

"Money Market Absolute Rate" has the meaning set forth in Section 2.03(d).

"Money Market Absolute Rate Loan" means a loan to be made by a Bank pursuant to an Absolute Rate Auction.

"Money Market Lending Office" means, as to each Bank, its Domestic Lending Office or such other office, branch or affiliate of such Bank as it may hereafter designate as its Money Market Lending Office by notice to the Company and the Agent; provided that any Bank may from time to time by notice to the Company and the Agent designate separate Money Market Lending Offices for its Money Market LIBOR Loans, on the one hand, and its Money Market Absolute Rate Loans, on the other hand, in which case all references herein to the Money Market Lending Office of such Bank shall be deemed to refer to either or both of such offices, as the context may require.

"Money Market LIBOR Loan" means a loan to be made by a Bank pursuant to a LIBOR Auction (including such a loan bearing interest at the Base Rate pursuant to Section 8.01(a)).

"Money Market Loan" means a Money Market LIBOR Loan or a Money Market Absolute Rate Loan.

"Money Market Margin" has the meaning set forth in Section 2.03(d).

"Money Market Quote" means an offer by a Bank to make a Money Market Loan in accordance with Section 2.03.

"Multiemployer Plan" means at any time an employee pension benefit plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such five year period.

"Notes" means promissory notes of the Borrower, substantially in the form of Exhibit A hereto, evidencing the obligation of the Borrower to repay the Loans made to it, and "Note" means any one of such promissory notes issued hereunder.

"Notice of Borrowing" means a Notice of Committed Borrowing (as defined in Section 2.02) or a Notice of Money Market Borrowing (as defined in Section 2.03(f)).

"Parent" means, with respect to any Bank, any Person controlling such Bank.

"Participant" has the meaning set forth in Section 10.06(b).

"PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

 "Person" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

"Plan" means at any time an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either (i) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or (ii) has at any time within the preceding five years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group.

"Pricing Schedule" means the Schedule attached hereto and identified as such.

"Prime Rate" means the rate of interest publicly announced by Morgan Guaranty Trust Company of New York in New York City from time to time as its Prime Rate.

"Required Banks" means at any time Banks having more than 50% of the aggregate amount of the Commitments or, if the Commitments shall have been terminated, holding Notes evidencing more than 50% of the aggregate unpaid principal amount of the Loans.

"Revolving Credit Period" means the period from and including the Effective Date to but excluding the Termination Date.

"Significant Subsidiary" means any Subsidiary which would meet the definition of "significant subsidiary" contained as of the date hereof in Regulation S-X of the Securities and Exchange Commission.

"Subsidiary" means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Company.

"Super-Majority Banks" means at any time Banks having at least 85% of the aggregate amount of the Commitments or, if the Commitments shall have been terminated, holding Notes evidencing at least 85% of the aggregate unpaid principal amount of the Loans.

"Termination Date" means with respect to each Bank October 31, 1997, or such later date to which the Termination Date for such Bank shall have been extended pursuant to Section 2.01(b), or, if such day is not a Euro-Dollar Business Day, the next preceding Euro-Dollar Business Day.

"Unfunded Liabilities" means, with respect to any Plan at any time, the amount (if any) by which (i) the value of all benefit liabilities under such Plan, determined on a plan termination basis using the assumptions prescribed by the PBGC for purposes of Section 4044 of ERISA, exceeds (ii) the fair market value of all Plan assets allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contributions), all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the ERISA Group to the PBGC or any other Person under Title IV of ERISA.

"United States" means the United States of America, including the States and the District of Columbia, but excluding its territories and possessions.

"Wholly-Owned Consolidated Subsidiary" means any Consolidated Subsidiary all of the shares of capital stock or other ownership interests of which (except directors' qualifying shares) are at the time directly or indirectly owned by the Company.

     Section 1.02. Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with generally accepted accounting principles as in effect from time to time in the United States, applied on a basis consistent (except for changes concurred in by the Company's independent public accountants) with the most recent audited consolidated financial statements of the Company and its Consolidated Subsidiaries delivered to the Banks; provided that, if the Company notifies the Agent that the Company wishes to amend any covenant in
Article 5 to eliminate the effect of any change in such generally accepted accounting principles on the operation of such covenant (or if the Agent notifies the Company that the Required Banks wish to amend Article 5 for such purpose), then compliance with such covenant shall be determined on the basis of generally accepted accounting principles in effect in the United States immediately before the relevant change in generally accepted accounting principles became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Company and the Required Banks.

     Section 1.03. Types of Borrowings. The term "Borrowing" denotes the aggregation of Loans of one or more Banks to be made to the Borrower pursuant to Article 2 on a single date, all of which Loans are of the same type (subject to Article 8) and, except in the case of Domestic Loans, have the same Interest Period or initial Interest Period. Borrowings are classified for purposes of this Agreement either by reference to the pricing of Loans comprising such Borrowing (e.g., a "Euro-Dollar Borrowing" is a Borrowing comprised of Euro-Dollar Loans) or by reference to the provisions of Article 2 under which participation therein is determined (i.e., a "Committed Borrowing" is a Borrowing under Section 2.01(a) in which all Banks participate in proportion to their Commitments, while a "Money Market Borrowing" is a Borrowing under Section

2.03 in which the Bank participants are determined on the basis of their bids in accordance therewith).

                                   ARTICLE 2
                                  The Credit

     Section 2.01.  Commitments to Lend.

(a) The Commitments. During the Revolving Credit Period each Bank severally agrees, on the terms and conditions set forth in this Agreement, to make loans to the Borrower pursuant to this subsection (a) from time to time in amounts such that the aggregate principal amount of Committed Loans by such Bank at any one time outstanding to the Borrower shall not exceed the amount of its Commitment. Each Borrowing under this Section shall be in an aggregate principal amount of $25,000,000 or any larger multiple of $5,000,000 (except that any such Borrowing may be in the aggregate amount available in accordance with Section 3.02(c)) and shall be made from the several Banks ratably in proportion to their respective Commitments. Within the foregoing limits, the Borrower may borrow under this subsection (a), repay, or to the extent permitted by Section 2.11, prepay Loans and reborrow at any time during the Revolving Credit Period under this subsection (a). The Commitments shall terminate at the close of business on the Termination Date.

(b) Extension of Commitments. The Commitments may be extended in the manner and amount set forth in this subsection (b), for a period of 364 days measured from the Termination Date then in effect. If the Company wishes to request an extension of each Bank's Commitment, it shall give notice to that effect to the Agent not less than 45 days and not more than 60 days prior to the Termination Date then in effect, whereupon the Agent shall promptly notify each of the Banks of such request. Each Bank will use its best efforts to respond to such request, whether affirmatively or negatively, as it may elect in its discretion, within 30 days of such notice to the Agent. If any Bank shall not have responded affirmatively within such 30-day period, such Bank shall be deemed to have rejected the Company's proposal to extend its Commitment, and only the Commitments of those Banks which have responded affirmatively shall be extended, subject to receipt by the Agent of counterparts of an Extension Agreement in substantially the form of Exhibit H hereto duly completed and signed by the Borrower, the Company, the Agent and all of the Banks which have responded affirmatively. The Agent shall provide to the Company, no later than 10 days prior to the Termination Date then in effect, a list of the Banks which have responded affirmatively. The Extension Agreement shall be executed and delivered no later than five days prior to the Termination Date then in effect, and no extension of the Commitments pursuant to this subsection (b) shall be legally binding on any party hereto unless and until such Extension Agreement is so executed and delivered. The Company and the Borrower may decline to execute and deliver such Extension Agreement if any Bank has rejected the Company's proposal to extend its Commitment or has failed to execute and deliver such Extension Agreement, and will promptly notify the Agent and the Banks if it so declines.

     (c) Additional Commitments. At any time during the Revolving Credit Period, if no Default shall have occurred and be continuing at such time, the Company may, if it so elects, increase the aggregate amount of the Commitments, either by designating a Person not theretofore a Bank and acceptable to the Agent to become a Bank or by agreeing with an existing Bank that such Bank's Commitment shall be increased. Upon execution and delivery by the Company, the Borrower and such Bank or other Person of an instrument of assumption in form and amount satisfactory to the Administrative Agent, such existing Bank shall have a Commitment as therein set forth or such other Person shall become a Bank with a Commitment as therein set forth and all the rights and obligations of a Bank with such a Commitment hereunder; provided that (i) the Company shall provide prompt notice of such increase to the Agent, which shall promptly notify the other Banks, (ii) the aggregate amount of each such increase which is effective on any day shall be at least $50,000,000 and (iii) the aggregate amount of the Commitments shall at no time exceed $4,200,000,000. Upon any increase in the aggregate amount of the Commitments pursuant to this subsection (c), within five Domestic Business Days in the case of each Group of Domestic Loans outstanding, and at the end of the then current Interest Period with respect thereto in the case of each Group of Euro-Dollar Loans then outstanding, the Borrower shall prepay such Group in its entirety, and, to the extent the Borrower elects to do so and subject to the conditions specified in Article 3, the Borrower shall reborrow Committed Loans from the Banks in proportion to their respective Commitments after giving effect to such increase, until such time as all outstanding Committed Loans are held by the Banks in such proportion.

     (d) Term Loans. Each Bank severally agrees, on the terms and conditions set forth in this Agreement, to make a loan to the Borrower on the Termination Date in amounts such that the aggregate principal amount of such Bank's outstanding Loans to the Borrower at the close of business on the Termination Date shall not exceed its Commitment. Each Borrowing under this subsection (d) shall be made from the several Banks ratably in proportion to their respective Commitments. Amounts prepaid pursuant to Section 2.11 shall not be reborrowed. If less than all the Banks shall have agreed to extend the Termination Date pursuant to subsection (b) above, but the Termination Date for those Banks which have not so agreed has not yet occurred (the "Earlier Date"), and the Borrower has requested a Borrowing pursuant to this subsection (d), then such Borrowing shall be made on the Earlier Date.

     Section 2.02. Notice of Committed Borrowing. The Borrower shall give the Agent notice (a "Notice of Committed Borrowing") not later than 10:30 A.M. (New York City time) on (x) the date of each Domestic Borrowing, and (y) the third Euro-Dollar Business Day before each Euro-Dollar Borrowing, specifying:

     (i) the date of such Borrowing, which shall be a Domestic Business Day in the case of a Domestic Borrowing or a Euro-Dollar Business Day in the case of a Euro-Dollar Borrowing,

     (ii)  the aggregate amount of such Borrowing,

     (iii) whether the Loans comprising such Borrowing bear interest initially at the Base Rate or at a Euro-Dollar Rate, and

     (iv) in the case of a Euro-Dollar Borrowing, the duration of the initial Interest Period applicable thereto, subject to the provisions of the definition of Interest Period.

     Section 2.03. Money Market Borrowings. (a) The Money Market Option. In addition to Committed Borrowings pursuant to Section 2.01(a), the Borrower may, as set forth in this Section, request the Banks during the Revolving Credit Period to make offers to make Money Market Loans to the Borrower. The Banks may, but shall have no obligation to, make such offers and the Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this Section.

     (b) Money Market Quote Request. When the Borrower wishes to request offers to make Money Market Loans under this Section, it shall transmit to the Agent by telex or facsimile transmission a Money Market Quote Request substantially in the form of Exhibit B hereto so as to be received no later than 9:00 A.M. (New York City time) on (x) the fourth Euro-Dollar Business Day prior to the date of Borrowing proposed therein, in the case of a LIBOR Auction or (y) the Domestic Business Day prior to the date of Borrowing proposed therein, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Company and the Agent shall have mutually agreed and shall have notified to the Banks not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective) specifying:

     (i) the proposed date of Borrowing, which shall be a Euro-Dollar Business Day in the case of a LIBOR Auction or a Domestic Business Day in the case of an Absolute Rate Auction,

     (ii) the aggregate amount of such Borrowing, which shall be $25,000,000 or a larger multiple of $5,000,000,

     (iii) the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period, and

     (iv) whether the Money Market Quotes requested are to set forth a Money Market Margin or a Money Market Absolute Rate.

The Borrower may request offers to make Money Market Loans for more than one Interest Period in a single Money Market Quote Request. No Money Market Quote Request shall be given within five Euro-Dollar Business Days (or such other number of days as the Company and the Agent may agree) of any other Money Market Quote Request.

     (c) Invitation for Money Market Quotes. Promptly upon receipt of a Money Market Quote Request, the Agent shall send to the Banks by telex or facsimile transmission an Invitation for Money Market Quotes substantially in the form of Exhibit C hereto, which shall constitute an invitation by the Borrower to each Bank to submit Money Market Quotes offering to make the Money Market Loans to which such Money Market Quote Request relates in accordance with this Section.

     (d) Submission and Contents of Money Market Quotes.   (i)  Each Bank may
submit a Money Market Quote containing an offer or offers to make Money Market Loans in response to any Invitation for Money Market Quotes. Each Money Market Quote must comply with the requirements of this subsection (d) and must be submitted to the Agent by telex or facsimile transmission at its offices specified in or pursuant to Section 10.01 not later than (x) 10:30 A.M. (New York City time) on the third Euro-Dollar Business Day prior to the proposed date of Borrowing, in the case of a LIBOR Auction or (y) 9:15 A.M. (New York City time) on the proposed date of Borrowing, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Company and the Agent shall have mutually agreed and shall have notified to the Banks not later than the date of the Money Market Quote Request for the first LIBOR

Auction or Absolute Rate Auction for which such change is to be effective); provided that Money Market Quotes submitted by the Agent (or any affiliate of the Agent) in the capacity of a Bank may be submitted, and may only be submitted, if the Agent or such affiliate notifies the Borrower of the terms of the offer or offers contained therein not later than (x) one hour prior to the deadline for the other Banks, in the case of a LIBOR Auction or (y) 15 minutes prior to the deadline for the other Banks, in the case of an Absolute Rate Auction. Subject to Articles 3 and 6, any Money Market Quote so made shall be irrevocable except with the written consent of the Agent given on the instructions of the Borrower.

     (ii) Each Money Market Quote shall be in substantially the form of Exhibit D hereto and shall in any case specify:

     (A)  the proposed date of Borrowing,

     (B) the principal amount of the Money Market Loan for which each such offer is being made, which principal amount (w) may be greater than or less than the Commitment of the quoting Bank, (x) must be $5,000,000 or a larger multiple of $1,000,000, (y) may not exceed the principal amount of Money Market Loans for which offers were requested, and (z) may be subject to an aggregate limitation as to the principal amount of Money Market Loans for which offers being made by such quoting Bank may be accepted,

     (C) in the case of a LIBOR Auction, the margin above or below the applicable London Interbank Offered Rate (the "Money Market Margin") offered for each such Money Market Loan, expressed as a percentage (specified to the nearest 1/10,000th of 1%) to be added to or subtracted from such base rate,

     (D) in the case of an Absolute Rate Auction, the rate of interest per annum (specified to the nearest 1/10,000th of 1%) (the "Money Market Absolute Rate") offered for each such Money Market Loan, and

     (E)  the identity of the quoting Bank.

A Money Market Quote may set forth up to five separate offers by the quoting Bank with respect to each Interest Period specified in the related Invitation for Money Market Quotes.

     (iii)     Any Money Market Quote shall be disregarded if it:

     (A) is not substantially in conformity with Exhibit D hereto or does not specify all of the information required by subsection (d)(ii);

     (B) contains qualifying, conditional or similar language;

     (C) proposes terms other than or in addition to those set forth in the applicable Invitation for Money Market Quotes; or

     (D) arrives after the time set forth in subsection (d)(i).

     (e) Notice to Borrower. The Agent shall promptly (and in any event no later than 11:00 A.M. (New York time) on (i) the third Euro-Dollar Business Day prior to the proposed date of Borrowing, in the case of a LIBOR Auction or (ii) the proposed date of Borrowing, in the case of an Absolute Rate Auction) notify the Borrower of the terms (x) of any Money Market Quote submitted by a Bank that is in accordance with subsection (d) and (y) of any Money Market Quote that amends, modifies or is otherwise inconsistent with a previous Money Market Quote submitted by such Bank with respect to the same Money Market Quote Request. Any such subsequent Money Market Quote shall be disregarded by the Agent unless such subsequent Money Market Quote is submitted solely to correct a manifest error in such former Money Market Quote. The Agent's notice to the Borrower shall specify (A) the aggregate principal amount of Money Market Loans for which offers have been received for each Interest Period specified in the related Money Market Quote Request,
(B) the respective principal amounts and Money Market Margins or Money Market Absolute Rates, as the case may be, so offered and (C) if applicable, limitations on the aggregate principal amount of Money Market Loans for which offers in any single Money Market Quote may be accepted.

     (f) Acceptance and Notice by Borrower. Not later than 11:15 A.M. (New York City time) on (x) the third Euro-Dollar Business Day prior to the proposed date of Borrowing, in the case of a LIBOR Auction or (y) the proposed date of Borrowing, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Company and the Agent shall have mutually agreed and shall have notified to the Banks not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective), the Borrower shall notify the Agent of its acceptance or non-acceptance of the offers so notified to it pursuant to subsection (e). In the case of acceptance, such notice (a "Notice of Money Market

Borrowing") shall specify the aggregate principal amount of offers for each Interest Period that are accepted. The Borrower may accept any Money Market Quote in whole or in part; provided that:

     (i) the aggregate principal amount of each Money Market Borrowing may not exceed the applicable amount set forth in the related Money Market Quote Request,

     (ii) the principal amount of each Money Market Borrowing must be $25,000,000 or a larger multiple of $5,000,000,

     (iii) acceptance of offers may only be made on the basis of ascending Money Market Margins or Money Market Absolute Rates, as the case may be, and

     (iv) the Borrower may not accept any offer that is described in subsection (d)(iii) or that otherwise fails to comply with the requirements of this Agreement.

     (g) Allocation by Agent. If offers are made by two or more Banks with the same Money Market Margins or Money Market Absolute Rates, as the case may be, for a greater aggregate principal amount than the amount in respect of which such offers are accepted for the related Interest Period, the principal amount of Money Market Loans in respect of which such offers are accepted shall be allocated by the Agent among such Banks as nearly as possible (in multiples of $1,000,000, as the Agent may deem appropriate) in proportion to the aggregate principal amounts of such offers. Determinations by the Agent of the amounts of Money Market Loans shall be conclusive in the absence of manifest error.

     Section 2.04. Notice to Banks; Funding of Loans. (a) Upon receipt of a Notice of Borrowing, the Agent shall promptly notify each Bank of the contents thereof and of such Bank's share (if any) of such Borrowing and such Notice of Borrowing shall not thereafter be revocable by the Borrower.

     (b) Not later than 1:00 P.M. (New York City time) on the date of each Borrowing, each Bank participating therein shall (except as provided in subsection (c) of this Section) make available its share of such Borrowing, in Federal or other funds immediately available in New York City, to the Agent at its address referred to in Section 10.01. Unless any applicable condition specified in Article 3 has not been satisfied, as determined by the Agent in accordance with Article 3, the Agent will make the funds so received from the Banks immediately available to the Borrower at the Agent's aforesaid address.

     (c) If any Bank makes a new Loan hereunder to the Borrower on a day on which the Borrower is to repay all or any part of an outstanding Loan from such Bank, such Bank shall apply the proceeds of its new Loan to make such repayment and only an amount equal to the difference (if any) between the amount being borrowed by the Borrower and the amount being repaid shall be made available by such Bank to the Agent as provided in subsection (b) of this Section, or remitted by the Borrower to the Agent as provided in Section 2.12, as the case may be.

     (d) Unless the Agent shall have received notice from a Bank prior to the date of any Borrowing (or, in the case of a Base Rate Borrowing, prior to Noon (New York City time) on the date of such Borrowing) that such Bank will not make available to the Agent such Bank's share of such Borrowing, the Agent may assume that such Bank has made such share available to the Agent on the date of such Borrowing in accordance with subsections (b) and (c) of this
Section 2.04 and the Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Bank shall not have so made such share available to the Agent, such Bank and the Borrower severally agree to repay to the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Agent, at (i) in the case of the Borrower, a rate per annum equal to the higher of the Federal Funds Rate and the interest rate applicable thereto pursuant to Section 2.07 and (ii) in the case of such Bank, the Federal Funds Rate. If such Bank shall repay to the Agent such corresponding amount, such amount so repaid shall constitute such Bank's Loan included in such Borrowing for purposes of this Agreement. If the Borrower shall have repaid such corresponding amount of such Bank, such Bank shall reimburse the Borrower for any loss on account thereof incurred by the Borrower.

     Section 2.05. Notes. (a) The Loans of each Bank to the Borrower shall be evidenced by a single Note of the Borrower payable to the order of such Bank for the account of its Applicable Lending Office, unless such Bank requests otherwise, in an amount equal to the aggregate unpaid principal amount of such Bank's Loans to the Borrower.

     (b) Each Bank may, by notice to the Borrower and the Agent, request that its Loans of a particular type to the Borrower be evidenced by a separate Note of the Borrower in an amount equal to the aggregate unpaid principal amount of such Loans. Each such Note shall be in substantially the form of Exhibit A hereto with appropriate modifications to reflect the fact that it evidences solely Loans of the relevant type. Each reference in this Agreement to a "Note" or the "Notes" of such Bank shall be deemed to refer to and include any or all of such Notes, as the context may require.

     (c) Upon receipt of each Bank's Note pursuant to Section 3.01, the Agent shall forward such Note to such Bank. Each Bank shall record the date, amount and type of each Loan made by it to the Borrower and the date and amount of each payment of principal made with respect thereto, and may, if such Bank so elects in connection with any transfer or enforcement of its Note of the Borrower, endorse on the schedule forming a part thereof appropriate notations to evidence the foregoing information with respect to each such Loan to the Borrower then outstanding; provided that the failure of any Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Notes. Each Bank is hereby irrevocably authorized by the Borrower so to endorse its Notes and to attach to and make a part of any Note a continuation of any such schedule as and when required.

     Section 2.06. Maturity of Loans. Each Loan by a Bank included in any Borrowing made pursuant to Section 2.01(a) shall mature, and the principal amount thereof shall be due and payable, together with accrued interest thereon, on the Termination Date for such Bank. Each Loan included in any Borrowing made pursuant to Section 2.01(d) shall mature, and the principal amount thereof shall be due and payable, together with accrued interest thereon, on the first anniversary of the Termination Date on which such Borrowing is made. Each Loan included in any Borrowing made pursuant to
Section 2.03 shall mature, and the principal amount thereof shall be due and payable, together with accrued interest thereon, on the last day of the Interest Period applicable thereto.

     Section 2.07. Interest Rates. (a) Each Domestic Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the Base Rate for such day. Such interest shall be payable quarterly in arrears on the last day of each calendar quarter and, with respect to the principal amount of any Domestic Loan converted to a Euro-Dollar Loan, on each date a Domestic Loan is so converted. Any overdue principal of or interest on any Domestic Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the rate otherwise applicable to Domestic Loans for such day.

     (b) Each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the Euro-Dollar Margin plus the applicable Adjusted London Interbank Offered Rate. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof.

     The "Adjusted London Interbank Offered Rate" applicable to any Interest Period means a rate per annum equal to the quotient obtained (rounded upward, if necessary, to the next higher 1/100 of 1%) by dividing (i) the applicable London Interbank Offered Rate by (ii) 1.00 minus the Euro-Dollar Reserve Percentage.

     "Euro-Dollar Margin" means a rate per annum determined in accordance with the Pricing Schedule.

     The "London Interbank Offered Rate" applicable to any Interest Period means the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum at which deposits in dollars are offered to each of the Euro-Dollar Reference Banks in the London interbank market at approximately 11:00 A.M. (London time) two Euro-Dollar Business Days before the first day of such Interest Period in an amount approximately equal to the principal amount of the Euro-Dollar Loan of such Euro-Dollar Reference Bank to which such Interest Period is to apply and for a period of time comparable to such Interest Period.

     "Euro-Dollar Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion dollars in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents). The Adjusted London Interbank Offered Rate shall be adjusted automatically on and as of the effective date of any change in the Euro-Dollar Reserve Percentage.

     (c) Any overdue principal of or interest on any Euro-Dollar Loan shall bear interest, payable on demand, for each day from and including the date payment thereof was due to but excluding the date of actual payment, at a rate per annum equal to the sum of 2% plus the higher of (i) the Euro-Dollar Margin plus the quotient obtained (rounded upward, if necessary, to the next higher 1/100 of 1%) by dividing (x) the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum at which one day (or, if such amount due remains unpaid more than three Euro-Dollar Business Days, then for such other period of time not longer than six months as the Agent may select) deposits in dollars in an amount approximately equal to such overdue payment due to each of the Euro-Dollar Reference Banks are offered to such Euro-Dollar Reference Bank in the London interbank market for the applicable period determined as provided above by
(y) 1.00 minus the Euro-Dollar Reserve Percentage (or, if the circumstances described in clause (a) or (b) of Section 8.01 shall exist, at a rate per annum equal to the sum of 2% plus the rate applicable to Domestic Loans for such day) and (ii) the sum of the Euro-Dollar Margin plus the Adjusted London Interbank Offered Rate applicable to such Loan at the date such payment was due.

     (d) Subject to Section 8.01, each Money Market LIBOR Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the London Interbank Offered Rate for such Interest Period (determined in accordance with Section 2.07(b) as if the related Money Market LIBOR Borrowing were a Committed Euro-Dollar Borrowing) plus (or minus) the Money Market Margin quoted by the Bank making such Loan in accordance with Section 2.03. Each Money Market Absolute Rate Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the Money Market Absolute Rate quoted by the Bank making such Loan in accordance with Section 2.03. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof. Any overdue principal of or interest on any Money Market Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the Base Rate for such day.

     (e) The Agent shall determine each interest rate applicable to the Loans hereunder. The Agent shall give prompt notice to the Borrower and the participating Banks of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

     (f) Each Euro-Dollar Reference Bank agrees to use its best efforts to furnish quotations to the Agent as contemplated hereby. If any Euro-Dollar Reference Bank does not furnish a timely quotation, the Agent shall determine the relevant interest rate on the basis of the quotation or quotations furnished by the remaining Euro-Dollar Reference Bank or Banks or, if none of such quotations is available on a timely basis, the provisions of Section
8.01 shall apply.

     Section 2.08. Facility Fees. The Company shall pay to the Agent for the account of the Banks ratably a facility fee at the Facility Fee Rate (determined daily in accordance with the Pricing Schedule). Such facility fee shall accrue (i) from and including the earlier of the Closing Date and December 31, 1996 to but excluding the Termination Date (or earlier date of termination of the Commitments in their entirety), on the daily average aggregate amount of the Commitments (whether used or unused) and (ii) from and including the Termination Date (or earlier date of termination of the Commitments in their entirety) to but excluding the date the Loans shall be repaid in their entirety, on the daily average aggregate outstanding principal amount of the Loans. Accrued facility fees shall be payable quarterly in arrears on the last day of each calendar quarter and upon the date of termination of the Commitments in their entirety (and, if later, the date the Loans shall be repaid in their entirety).

     "Facility Fee Rate" means a rate per annum determined in accordance with the Pricing Schedule.

     Section 2.09. Optional Termination or Reduction of Commitments. During the Revolving Credit Period, the Company may, upon at least three Domestic Business Days' notice to the Agent, (i) terminate the Commitments at any time, if no Loans are outstanding at such time or (ii) ratably reduce from time to time by an aggregate amount of $25,000,000 or any larger multiple of $5,000,000, the aggregate amount of the Commitments in excess of the aggregate outstanding principal amount of the Loans.

     Section 2.10. Method of Electing Interest Rates. (a) The Loans included in each Committed Borrowing shall bear interest initially at the type of rate specified by the Borrower in the applicable Notice of Committed Borrowing. Thereafter, the Borrower may from time to time elect to change or continue the type of interest rate borne by each Group of Loans (subject in each case to the provisions of Article 8), as follows:

(i) if such Loans are Domestic Loans, the Borrower may elect to convert such Loans to Euro-Dollar Loans as of any Euro-Dollar Business Day;

(ii) if such Loans are Euro-Dollar Loans, the Borrower may elect to convert such Loans to Domestic Loans or elect to continue such Loans as Euro-Dollar Loans for an additional Interest Period, in each case effective on the last day of the then current Interest Period applicable to such Loans.

Each such election shall be made by delivering a notice (a "Notice of Interest Rate Election") to the Agent at least three Euro-Dollar Business Days before the conversion or continuation selected in such notice is to be effective. A Notice of Interest Rate Election may, if it so specifies, apply to only a portion of the aggregate principal amount of the relevant Group of Loans; provided that (i) such portion is allocated ratably among the Loans comprising such Group and (ii) the portion to which such Notice applies, and the remaining portion to which it does not apply, are each $25,000,000 or any larger multiple of $5,000,000.

(b)  Each Notice of Interest Rate Election shall specify:

(i)  the Group of Loans (or portion thereof) to which such notice applies;

(ii) the date on which the conversion or continuation selected in such notice is to be effective, which shall comply with the applicable clause of subsection (a) above;

(iii) if the Loans comprising such Group are to be converted, the new type of Loans and, if such new Loans are Euro-Dollar Loans, the duration of the initial Interest Period applicable thereto; and

(iv) if such Loans are to be continued as Euro-Dollar Loans for an additional Interest Period, the duration of such additional Interest Period.

Each Interest Period specified in a Notice of Interest Rate Election shall comply with the provisions of the definition of Interest Period.

(c) Upon receipt of a Notice of Interest Rate Election from the Borrower pursuant to subsection (a) above, the Agent shall promptly notify each Bank of the contents thereof and such notice shall not thereafter be revocable by such Borrower. If the Borrower fails to deliver a timely Notice of Interest Rate Election to the Agent for any Group of Euro-Dollar Loans, such Loans shall be converted into Domestic Loans on the last day of the then current Interest Period applicable thereto.


Section 2.11 Optional Prepayments



(a) The Borrower may, upon at least one Domestic Business Day's notice to the Agent, prepay the Group of Domestic Loans (or any Money Market Borrowing bearing interest at the Base Rate pursuant to Section 8.01(a)) in whole at any time, or from time to time in part in amounts aggregating $25,000,000 or any larger multiple of $5,000,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment.

(b) The Borrower may, upon at least three Euro-Dollar Business Days' notice to the Agent, in the case of a Group of Euro-Dollar Loans, prepay the Loans comprising such a Group on the last day of any Interest Period applicable to such Group, in whole at any time, or from time to time in part in amounts aggregating $25,000,000 or any larger multiple of $5,000,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment.

(c) Except as provided in subsection (a) above, the Borrower may not prepay all or any portion of the principal amount of any Money Market Loan prior to the maturity thereof.

(d) Upon receipt of a notice of prepayment pursuant to this Section, the Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share (if any) of such prepayment and such notice shall not thereafter be revocable by the Borrower. Each such prepayment shall be applied to prepay ratably the Loans of the several Banks included in the relevant Group or Borrowing.

Section 2.12. General Provisions as to Payments. (a) The Borrower shall make each payment of principal of, and interest on, the Loans and of fees and other amounts payable hereunder, not later than 12:00 Noon (New York City time) on the date when due, in Federal or other funds immediately available in New York City, without off set or counterclaim, to the Agent at its address referred to in Section 10.01. The Agent will promptly distribute to each Bank its ratable share of each such payment received by the Agent for the account of the Banks. Whenever any payment of principal of, or interest on, the Domestic Loans or of fees or other amounts payable hereunder shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of, or interest on, the Euro-Dollar Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar Business Day. Whenever any payment of principal of, or interest on, the Money Market Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

(b) Unless the Agent shall have received notice from the Borrower prior to the date on which any payment is due from the Borrower to the Banks hereunder that the Borrower will not make such payment in full, the Agent may assume that the Borrower has made such payment in full to the Agent on such date and the Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent that the Borrower shall not have so made such payment, each Bank shall repay to the Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Agent, at the Federal Funds Rate.

Section 2.13. Funding Losses. If the Borrower makes any payment of principal with respect to any Fixed Rate Loan or any Fixed Rate Loan is converted to a Domestic Loan (pursuant to Article 6 or 8 or otherwise) on any day other than the last day of an Interest Period applicable thereto, or the last day of an applicable period fixed pursuant to Section 2.07(c), or if the Borrower fails to borrow or prepay any Fixed Rate Loans after notice has been given to any Bank in accordance with Section 2.04(a) or 2.11(d), the Company shall reimburse each Bank within 15 days after demand for any resulting loss or expense incurred by it (or by an existing or prospective Participant in the related Loan), including (without limitation) any loss incurred in obtaining, liquidating or employing deposits from third parties, but excluding loss of margin for the period after any such payment or conversion or failure to borrow or prepay, provided that such Bank shall have delivered to the Company a certificate as to the amount of such loss or expense, which certificate shall be conclusive in the absence of manifest error.

Section 2.14. Computation of Interest and Fees. Interest based on the Prime Rate hereunder shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and paid for the actual number of days elapsed (including the first day but excluding the last day). All other interest and fees hereunder shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).

Section 2.15. Change of Control. If a Change of Control shall occur, the Company will, within ten days after the occurrence thereof, give each Bank notice thereof, which notice shall describe in reasonable details the facts and circumstances giving rise thereto and shall specify an Optional Termination Date for purposes of this Section (the "Optional Termination Date") which date shall not be less than 30 nor more than 60 days after the date of such notice. Each Bank may, by notice to the Company and the Agent given not less than three Domestic Business Days prior to the Optional Termination Date, terminate its Commitment (if any), which shall thereupon be terminated, and declare the Note held by it (together with accrued interest thereon) and any other amounts payable hereunder for its account to be, and such Note and such other amounts shall thereupon become, due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company and the Borrower, in each case effective on the Optional Termination Date.

A "Change of Control" shall occur if any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act) of 30% or more of the outstanding shares of common stock of the Company; or, during any period of twelve consecutive calendar months, individuals who were directors of the Company on the first day of such period shall cease to constitute a majority of the board of directors of the Company.

                                  ARTICLE 3
                                 Conditions

Section 3.01. Closing. The closing hereunder shall occur upon receipt by the Agent of the following documents, each dated the Closing Date unless otherwise indicated:

(a) a duly executed Note of the Borrower for the account of each Bank dated on or before the Closing Date complying with the provisions of Section 2.05;

(b) an opinion of Stephen E. Brilz, Esq., counsel for the Company and the Borrower, substantially in the form of Exhibit E hereto and covering such additional matters relating to the transactions contemplated hereby as the Required Banks may reasonably request;

(c) an opinion of Davis Polk & Wardwell, special counsel for the Agent, substantially in the form of Exhibit F hereto and covering such additional matters relating to the transactions contemplated hereby as the Required Banks may reasonably request;

(d) evidence satisfactory to the Agent that the commitments under the Existing Credit Agreements have been terminated and that the principal and interest on all loans and accrued fees outstanding thereunder have been paid in full;

(e) evidence satisfactory to the Agent that all conditions to the consummation of the Acquisition have been satisfied; and

(f) all documents the Agent may reasonably request relating to the existence of the Company, the corporate authority for and the validity of this Agreement and the Notes, and any other matters relevant hereto, all in form and substance satisfactory to the Agent.

The Agent shall promptly notify the Company and the Banks of the Closing Date, and such notice shall be conclusive and binding on all parties hereto.

Section 3.02. Borrowings. The obligation of any Bank to make a Loan on the occasion of any Borrowing is subject to the satisfaction of the following conditions:

(a) the fact that the Closing Date shall have occurred on or prior to February 15, 1997;

(b)  receipt by the Agent of a Notice of Borrowing as required by Section
2.02 or 2.03, as the case may be;

(c) the fact that, immediately before and after such Borrowing, the aggregate outstanding principal amount of the Loans will not exceed the aggregate amount of the Commitments;

(d) the fact that, immediately before and after such Borrowing, no Default shall have occurred and be continuing; and

(e) the fact that the representations and warranties contained in this Agreement shall be true on and as of the date of such Borrowing (except, in the case of the representations and warranties contained in Section 4.04(c), as disclosed by the Borrower to the Banks in writing in the Notice of Borrowing relating to such Borrowing).

Each Borrowing hereunder shall be deemed to be a representation and warranty by the Borrower on the date of such Borrowing as to the facts specified in clauses (c), (d) and (e) of this Section.


                               ARTICLE 4
                      Representations and Warranties


Each of the Company and the Borrower represents and warrants that:

Section 4.01. Corporate Existence and Power. Each of the Company and the Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of the state of its incorporation, and has all corporate powers and all material governmental licenses, authorizations, qualifications, consents and approvals required to carry on its business as now conducted.

Section 4.02. Corporate and Governmental Authorization; No Contravention. The execution, delivery and performance by the Company and the Borrower of this Agreement and by the Borrower of the Notes are within such Person's corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of such Person or of any agreement, judgment, injunction, order, decree or other instrument binding upon such Person or any Significant Subsidiary or result in the creation or imposition of any Lien on any material asset of such Person or any Significant Subsidiary.

Section 4.03. Binding Effect. This Agreement constitutes a valid and binding agreement of the Company and the Borrower, and the Notes, when executed and delivered in accordance with this Agreement, will constitute valid and binding obligations of the Borrower.

Section 4.04. Financial Information.

(a) The consolidated balance sheet of the Company and its Consolidated Subsidiaries as of December 31, 1995 and the related consolidated statements of income and cash flows for the fiscal year then ended, reported on by Coopers & Lybrand and set forth in the Company's 1995 Form 10-K, a copy of which has been delivered to each of the Banks, fairly present, in conformity with generally accepted accounting principles, the consolidated financial position of the Company and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such fiscal year.

(b) The unaudited consolidated balance sheet of the Company and its Consolidated Subsidiaries as of June 30, 1996 and the related unaudited consolidated statements of income and cash flows for the six months then ended, set forth in the Company's quarterly report for the fiscal quarter ended June 30, 1996 as filed with the Securities and Exchange Commission on Form 10-Q, a copy of which has been delivered to each of the Banks, fairly present, in conformity with generally accepted accounting principles applied on a basis consistent with the financial statements referred to in subsection
(a) of this Section, the consolidated financial position of the Company and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such six month period (subject to normal year-end adjustments).

(c) Since June 30, 1996 there has been no material adverse change in the financial position or results of operations of the Company and its Consolidated Subsidiaries, considered as a whole (it being understood that the consummation of the Acquisition shall not be considered such a change).

Section 4.05. Litigation. Except as disclosed in the Company's 1995 Form 10-K and quarterly report for the fiscal quarter ended June 30, 1996 as filed with the Securities and Exchange Commission on Form 10-Q, there is no action, suit or proceeding pending against, or to the knowledge of the Company threatened against or affecting, the Company or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which would materially adversely affect the consolidated financial position or consolidated results of operations of the Company and its Consolidated Subsidiaries, considered as a whole, or which in any manner draws into question the validity of this Agreement or the Notes.

Section 4.06. Compliance with ERISA. Each member of the ERISA Group has fulfilled its obligations under the minimum funding standards of ERISA and the Internal Revenue Code with respect to each Plan and is in compliance in all respects with the presently applicable provisions of ERISA and the Internal Revenue Code with respect to each Plan, except where failure to comply would not have a material adverse effect on the consolidated financial position or consolidated results of operations of the Company and its Consolidated Subsidiaries, considered as a whole. No member of the ERISA Group has (i) sought a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code in respect of any Plan, (ii) failed to make any contribution or payment to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, or made any amendment to any Plan or Benefit Arrangement, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Internal Revenue Code or (iii) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA.

Section 4.07. Environmental Matters. (a) The operations of the Company and each of its Subsidiaries comply in all respects with all Environmental Laws except such non-compliance which would not (if enforced in accordance with applicable law) reasonably be expected to result, individually or in the aggregate, in a material adverse effect on the financial position or results of operations of the Company and its Consolidated Subsidiaries, considered as a whole.

(b) Except as specifically identified in Schedule 4.07, the Company and each of its Subsidiaries have obtained all material licenses, permits, authorizations and registrations required under any Environmental Laws ("Environmental Permits") necessary for their respective operations, and all such Environmental Permits are in good standing, and the Company and each of its Subsidiaries is in compliance with all material terms and conditions of such Environmental Permits.

(c) Except as specifically identified in Schedule 4.07, (i) none of the Company, any of its Subsidiaries or any of their present property or operations are subject to any outstanding written order from or settlement or consent agreement with any governmental authority or other Person, nor is any of the foregoing subject to any judicial or docketed administrative proceedings, respecting any Environmental Laws or Hazardous Substances with a potential liability in excess of $1,000,000 and (ii) there are no other conditions or circumstances known to the Company which may give rise to any claims respecting any Environmental Laws arising from the operations of the Company or its Subsidiaries (including, without limitation, off-site liabilities), or any additional costs of compliance with Environmental Laws, that would reasonably be expected to have a material adverse effect on the financial position or results of operations of the Company and its Subsidiaries, considered as a whole.

Section 4.08. Taxes. United States Federal income tax returns of the Company and its Subsidiaries have been examined and closed through the fiscal year ended December 31, 1987. The Company and its Subsidiaries have filed all United States Federal income tax returns and all other material tax returns which are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company or any Subsidiary, except for taxes the amount, applicability or validity of which is being contested in good faith by appropriate proceedings. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the Company, adequate.

Section 4.09. Subsidiaries. Each of the Company's corporate Significant Subsidiaries (including, but not limited to, the Borrower) is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all corporate powers and all material governmental licenses, authorizations, qualifications, consents and approvals required to carry on its business as now conducted.

Section 4.10. Not an Investment Company. Neither the Company nor the Borrower is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

Section 4.11. Full Disclosure. All written information heretofore furnished by the Company or the Borrower to the Agent or any Bank for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by the Company or the Borrower to the Agent or any Bank will be, true and accurate in all material respects on the date as of which such information is stated or certified.

                               ARTICLE 5
                               Covenants

The Company agrees that, so long as any Bank has any Commitment hereunder or any amount payable under any Note remains unpaid:

Section 5.01. Information. The Company will deliver to each of the Banks:

(a) as soon as available and in any event within 95 days after the end of each fiscal year of the Company, a consolidated balance sheet of the Company and its Consolidated Subsidiaries as of the end of such fiscal year and the related consolidated statements of income and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on in a manner acceptable to the Securities and Exchange Commission by Arthur Andersen L.L.P. or other independent public accountants of nationally recognized standing;

(b) as soon as available and in any event within 50 days after the end of each of the first three quarters of each fiscal year of the Company, a consolidated balance sheet of the Company and its Consolidated Subsidiaries as of the end of such quarter and the related consolidated statements of income and cash flows for such quarter and for the portion of the Company's fiscal year ended at the end of such quarter, setting forth in the case of such statements of income and cash flows in comparative form the figures for the corresponding quarter and the corresponding portion of the Company's previous fiscal year, all certified (subject to normal year-end adjustments) as to fairness of presentation, generally accepted accounting principles and consistency by the chief financial officer or the chief accounting officer of the Company;

(c) simultaneously with the delivery of each set of financial statements referred to in clauses (a) and (b) above, a certificate of the chief financial officer (or such officer's designee, designated in writing by such officer) or the chief accounting officer of the Company (i) setting forth in reasonable detail the calculations required to establish whether the Company was in compliance with the requirements of Sections 5.06 to 5.08, inclusive, on the date of such financial statements and (ii) stating whether any Default exists on the date of such certificate and, if any

Default then exists, setting forth the details thereof and the action which the Company is taking or proposes to take with respect thereto;

(d) within five Domestic Business Days after any officer of the Company or the Borrower obtains knowledge of any Default, if such Default is then continuing, a certificate of the chief financial officer or the chief accounting officer of the Company or the Borrower setting forth the details thereof and the action which the Company or the Borrower is taking or proposes to take with respect thereto;

(e) promptly upon the mailing thereof to the shareholders of the Company generally, copies of all financial statements, reports and proxy statements so mailed;

(f) promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and reports on Forms 10-K, 10-Q and 8-K (or their equivalents) (other than any amendment on Form 8-K the sole purpose of which is to file exhibits relating to existing Debt meeting the requirements of clause (ii) of the definition of Debt) which the Company shall have filed with the Securities and Exchange Commission;

(g) if and when any member of the ERISA Group (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA or notice that any Multiemployer Plan is in reorganization, is insolvent or has been terminated, a copy of such notice; (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate, impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or appoint a trustee to administer any Plan, a copy of such notice; (iv) applies for a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code, a copy of such application; (v) gives notice of intent to terminate any Plan under Section 4041(c) of ERISA, a copy of such notice and other information filed with the PBGC; (vi) gives notice of withdrawal from any Plan pursuant to Section 4063 of ERISA, a copy of such notice; or (vii) fails to make any payment or contribution to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement or makes any amendment to any Plan or Benefit Arrangement which has resulted or could result in the imposition of a Lien or the posting of a bond or other security, a certificate of the chief financial officer or the chief accounting officer of the Company setting forth details as to such occurrence and action, if any, which the Company or applicable member of the ERISA Group is required or proposes to take; and

(h) from time to time such additional information regarding the financial position or business of the Company and its Subsidiaries and the Borrower and its Subsidiaries as the Agent, at the request of any Bank, may reasonably request.

Section 5.02. Maintenance of Property; Insurance. (a) The Company will keep, and will cause each Significant Subsidiary to keep, all property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted.

(b) The Company will maintain, and will cause each Significant Subsidiary to maintain (either in the name of the Borrower or in such Significant Subsidiary's own name), with financially sound and responsible insurance companies, insurance on all their respective properties in at least such amounts and against at least such risks (and with such risk retention) as are usually insured against in the same general area by companies of established repute engaged in the same or a similar business; and will furnish to the Banks, upon request from the Agent, information presented in reasonable detail as to the insurance so carried; provided that, in lieu of any such insurance, the Company and any Significant Subsidiary may maintain a system or systems of self-insurance and reinsurance which will accord with sound practices of similarly situated corporations maintaining such systems and with respect to which the Company or such Significant Subsidiary will maintain adequate insurance reserves, all in accordance with generally accepted accounting principles and in accordance with sound insurance principles and practice.

Section 5.03. Maintenance of Existence. The Company will, and will cause each Significant Subsidiary to, preserve, renew and keep in full force and effect their respective corporate existence and their respective rights, privileges and franchises necessary or desirable in the normal conduct of business; provided that nothing in this Section 5.03 shall prohibit or interfere with the Company's publicly announced strategy to discontinue or dispose of in one or more transactions the financial services businesses of it or of any of its Subsidiaries.

Section 5.04. Compliance with Laws. The Company will comply, and will cause each Significant Subsidiary to comply, in all material respects with all applicable laws, ordinances, rules, regulations, and requirements of governmental authorities (including, without limitation, Environmental Laws and ERISA and the rules and regulations thereunder), except where the necessity of compliance therewith is contested in good faith by appropriate proceedings and for which adequate reserves in conformity with generally accepted accounting principles have been established.

Section 5.05. Inspection of Property, Books and Records. The Company will keep, and will cause each Significant Subsidiary to keep, proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities; and will permit, and will cause each Significant Subsidiary to permit, representatives of any Bank at such Bank's expense to visit and inspect any of their respective properties, to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants, all at such reasonable times and as often as may reasonably be desired.

Section 5.06. Subsidiary Debt. Total Debt of all Consolidated Subsidiaries (excluding Debt of a Consolidated Subsidiary to the Company or to a Wholly-Owned Consolidated Subsidiary) will at no time exceed 250% of Consolidated Net Worth. For purposes of this Section, any preferred stock of a Consolidated Subsidiary other than the Borrower which is held by a Person other than the Company or a Wholly-Owned Consolidated Subsidiary shall be included, at the higher of its voluntary or involuntary liquidation value, in the Debt of such Consolidated Subsidiary.

Section 5.07. Debt Coverage. Consolidated Debt of the Company and its Consolidated Subsidiaries will at all times be less than 70% of the sum of consolidated Debt of the Company and its Consolidated Subsidiaries and consolidated shareowners' equity of the Company and its Consolidated Subsidiaries.

Section 5.08. Negative Pledge. Neither the Company nor the Borrower will, and the Company will not permit any Subsidiary to, create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except:

(a) Liens existing on the date of this Agreement securing Debt outstanding on the date of this Agreement in an aggregate principal amount not exceeding $123,700,000;

(b) any Lien existing on any asset of any corporation at the time such corporation becomes a Subsidiary and not created in contemplation of such event;

(c) any Lien on any asset securing Debt incurred or assumed for the purpose of financing all or any part of the cost of acquiring such asset, provided that such Lien attaches to such asset concurrently with or within 180 days after the acquisition thereof;

(d) any Lien on any asset of any corporation existing at the time such corporation is merged or consolidated with or into the Company or a Subsidiary and not created in contemplation of such event;

(e) any Lien existing on any asset prior to the acquisition thereof by the Company or a Subsidiary and not created in contemplation of such acquisition;

(f) any Lien on assets or capital stock of Minor Subsidiaries which secures Debt of Persons which are not Consolidated Subsidiaries in which the Company or any of its Subsidiaries has made investments ("Joint Ventures"), but for the payment of which Debt no other recourse may be had to the Company or any Subsidiaries ("Limited Recourse Debt"), or any Lien on equity interests in a Joint Venture securing Limited Recourse Debt of such Joint Venture;

(g) any Lien arising out of the refinancing, replacement, extension, renewal or refunding of any Debt secured by any Lien permitted by any of the foregoing clauses of this Section, provided that such Debt is not increased and is not secured by any additional assets;

(h) Liens arising in the ordinary course of business which (i) do not secure Debt, (ii) do not secure any obligation in an amount exceeding $50,000,000 and (iii) do not in the aggregate materially detract from the value of its assets or materially impair the use thereof in the operation of its business;

(i) Liens not otherwise permitted by and in addition to the foregoing clauses of this Section securing Debt in an aggregate principal amount at any time outstanding not to exceed 10% of Consolidated Net Worth; and

(j) any Lien on Margin Stock, if and to the extent the value of all Margin Stock of the Company and its Subsidiaries exceeds 25% of the value of the total assets subject to this Section.

Section 5.09. Consolidations, Mergers and Sales of Assets. The Company will not (i) consolidate with or merge into any other Person or (ii) sell, lease or otherwise transfer, directly or indirectly, all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, to any other Person. The Company will retain ownership, directly or indirectly, of at least 80% of the capital stock, and at least 80% of the voting power, of U S WEST Communications, Inc. ("Communications"), and will cause Communications to continue to own substantially all of the telecommunications assets it owns on the date of this Agreement. Nothing in this Section shall be construed to restrict any sales of Margin Stock for fair value as determined in good faith by the board of directors of the Company.

Section 5.10. Use of Proceeds. The proceeds of the Loans made under this Agreement will be used by the Borrower for financing the Acquisition and for general corporate purposes. None of such proceeds will be used, directly or indirectly, in violation of any applicable law or regulation, and no use of such proceeds for general corporate purposes will include any use for the purpose, whether immediate, incidental or ultimate, of buying or carrying any Margin Stock.



                             ARTICLE 6
                             Defaults

Section 6.01. Events of Default. If one or more of the following events shall have occurred and be continuing:

(a) any principal of any Loan shall not be paid when due, or any interest, any fees or any other amount payable hereunder shall not be paid within five days of the due date thereof;

(b) the Company or the Borrower shall fail to observe or perform any covenant contained in Sections 5.06 to 5.10, inclusive;

(c) the Company or the Borrower shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those covered by clause (a) or (b) above) for 10 days after written notice thereof has been given to the Company by the Agent at the request of any Bank;

(d) any representation, warranty, certification or statement made by the Company or the Borrower in this Agreement or in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect in any material respect when made (or deemed made);

(e) the Company or any Subsidiary shall fail to make any payment or payments, in the aggregate in excess of $100,000,000, in respect of any Material Debt when due or within any applicable grace period;

(f) any event or condition shall occur which results in the acceleration of the maturity of any Material Debt;

(g) the Company or any Significant Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize or otherwise acquiesce in any of the foregoing;

(h) an involuntary case or other proceeding shall be commenced against the Company or any Significant Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Company or any Significant Subsidiary under the federal bankruptcy laws as now or hereafter in effect;

(i) any member of the ERISA Group shall fail to pay when due an amount or amounts aggregating in excess of $100,000,000 which it shall have become liable to pay under Title IV of ERISA; or notice of intent to terminate a Material Plan shall be filed under Title IV of ERISA by any member of the ERISA Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer any Material Plan; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated; or there shall occur a complete or partial withdrawal from, or a default, within the meaning of Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer Plans which could cause one or more members of the ERISA Group to incur a current payment obligation in excess of $100,000,000;

(j) a judgment or order for the payment of money in excess of $100,000,000 shall be rendered against the Company or any Subsidiary and such judgment or order shall continue unsatisfied and unstayed for a period of 10 days;

(k)  the Company shall repudiate in writing any of its obligations under
Article 9 or any such obligation shall be unenforceable against the Company in accordance with its terms, or the Company shall so assert in writing; or

(l) (i) Continental Cablevision, Inc. shall have merged with and into the Company and Debt is outstanding under the Indentures, and (ii) one or more events or conditions shall occur which result in a default under any agreement or agreements in respect of any Material Debt that is subject to the Indentures and as a consequence of such default or defaults the Company or any of its Subsidiaries shall make any payment or give or agree to give any consideration or benefit of any kind (including, without limitation, any increased compensation, prepayment, shortening of maturities, security or other credit support) to the holders of such Debt and such payment, consideration or benefit is determined by the Required Banks, after taking into account any payment, consideration or benefit made, given or agreed to be given by such holders to the Company or any of its Subsidiaries (other than a waiver of such default), to be a material benefit to the holders of such Debt;

then, and in every such event, the Agent shall (i) if requested by Banks having more than 50% in aggregate amount of the Commitments, by notice to the Company terminate the Commitments and they shall thereupon terminate, and/or
(ii) if requested by Banks holding Notes evidencing more than 50% in aggregate principal amount of the Loans, by notice to the Company declare the Notes (together with accrued interest thereon) to be, and the Notes shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company and the Borrower; provided that in the case of any of the Events of Default specified in clause (g) or (h) above with respect to the Company or the Borrower, without any notice to the Company or the Borrower or any other act by the Agent or the Banks, the Commitments shall thereupon automatically terminate and the Notes (together with accrued interest thereon) shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company and the Borrower.

Section 6.02. Notice of Default. The Agent shall give notice to the Company under Section 6.01(c) promptly upon being requested to do so by any Bank and shall thereupon notify all the Banks thereof.

                            ARTICLE 7
                            The Agent

Section 7.01. Appointment and Authorization. Each Bank irrevocably appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the Notes as are delegated to the Agent by the terms hereof or thereof, together with all such powers as are reasonably incidental thereto.

Section 7.02. Agent and Affiliates. Morgan Guaranty Trust Company of New York shall have the same rights and powers under this Agreement as any other Bank and may exercise or refrain from exercising the same as though it were not the Agent, and Morgan Guaranty Trust Company of New York and its affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Company, the Borrower or any Subsidiary or affiliate of the Company or the Borrower as if it were not the Agent hereunder.

Section 7.03. Action by Agent. The obligations of the Agent hereunder are only those expressly set forth herein. Without limiting the generality of the foregoing, the Agent shall not be required to take any action with respect to any Default, except as expressly provided in Article 6.

Section 7.04. Consultation with Experts. The Agent may consult with legal counsel (who may be counsel for the Company or the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

Section 7.05. Liability of Agent. Neither the Agent nor any of its affiliates nor any of their respective directors, officers, agents or employees shall be liable for any action taken or not taken by it in connection herewith (i) with the consent or at the request of the Required Banks or (ii) in the absence of its own gross negligence or willful misconduct. Neither the Agent nor any of its affiliates nor any of their respective directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with this Agreement or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of the Company or the Borrower; (iii) the satisfaction of any condition specified in
Article 3, except receipt of items required to be delivered to the Agent; or
(iv) the validity, effectiveness or genuineness of this Agreement, the Notes or any other instrument or writing furnished in connection herewith. The Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, telex or similar writing) believed by it to be genuine or to be signed by the proper party or parties.

Section 7.06. Indemnification. Each Bank shall, ratably in accordance with its Commitment, indemnify the Agent, its affiliates and their respective directors, officers, agents and employees (to the extent not reimbursed by the Company or the Borrower) against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from such indemnitees' gross negligence or willful misconduct) that such indemnitees may suffer or incur in connection with this Agreement or any action taken or omitted by such indemnitees hereunder.

Section 7.07. Credit Decision. Each Bank acknowledges that it has, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under this Agreement.

Section 7.08. Successor Agent. The Agent may resign at any time by giving notice thereof to the Banks and the Company. Upon any such resignation, the Required Banks shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Banks, and shall have accepted such appointment, within 30 days after the retiring Agent gives notice of resignation, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent (with the consent of the Company, such consent not to be unreasonably withheld), which shall be a commercial bank organized or licensed under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $400,000,000. Upon the acceptance of its appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent.

Section 7.09. Agent's Fee. The Company shall pay to the Agent for its own account fees in the amounts and at the times previously agreed upon between the Company and the Agent.

Section 7.10. Other Agents. Neither Citibank, N.A. nor The Bank of New York shall have any responsibility, obligation or liability under this Agreement in its capacity as Syndication Agent or Documentation Agent, respectively.

                                ARTICLE 8
                         Changes in Circumstances

Section 8.01. Basis for Determining Interest Rate Inadequate or UnfairIf on or prior to the first day of any Interest Period for any Euro-Dollar Loan or Money Market LIBOR Loan:

(a) the Agent is advised by the Euro-Dollar Reference Banks that deposits in dollars (in the applicable amounts) are not being offered to the Euro-Dollar Reference Banks in the market for such Interest Period, or

(b) in the case of Euro-Dollar Loans, Banks having 50% or more of the aggregate amount of the Euro-Dollar Loans advise the Agent that the Adjusted London Interbank Offered Rate as determined by the Agent will not adequately and fairly reflect the cost to such Banks of funding their Euro-Dollar Loans for such Interest Period, the Agent shall forthwith give notice thereof to the Company and the Banks, whereupon until the Agent notifies the Company that the circumstances giving rise to such suspension no longer exist, (i) the obligations of the Banks to make Euro-Dollar Loans or to convert outstanding Loans into Euro-Dollar Loans shall be suspended and (ii) each outstanding Euro-Dollar Loan shall be converted into a Domestic Loan on the last day of the then current Interest Period applicable thereto. Unless the Borrower notifies the Agent at least two Domestic Business Days before the date of any Fixed Rate Borrowing for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, (i) if such Fixed Rate Borrowing is a Committed Borrowing, such Borrowing shall instead be made as a Domestic Borrowing and
(ii) if such Fixed Rate Borrowing is a Money Market LIBOR Borrowing, the Money Market LIBOR Loans comprising such Borrowing shall bear interest for each day from and including the first day to but excluding the last day of the Interest Period applicable thereto at the Base Rate for such day.

Section 8.02. Illegality. If, on or after the date of this Agreement, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Euro-Dollar Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for any Bank (or its Euro-Dollar Lending Office) to make, maintain or fund its Euro-Dollar Loans to the Borrower and such Bank shall so notify the Agent, the Agent shall forthwith give notice thereof to the other Banks and the Company, whereupon until such Bank notifies the Company and the Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to make Euro-Dollar Loans to the Borrower, or to convert outstanding Loans into Euro-Dollar Loans, shall be suspended. Before giving any notice to the Agent pursuant to this Section, such Bank shall designate a different Euro-Dollar Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. If such notice is given, each Euro-Dollar Loan of such Bank then outstanding shall be converted to a Domestic Loan either (a) on the last day of the then current Interest Period applicable to such Euro-Dollar Loan if such Bank may lawfully continue to maintain and fund such Loan to such day or (b) immediately if such Bank shall determine that it may not lawfully continue to maintain and fund such Loan to such day.

Section 8.03. Increased Cost and Reduced Return. (a) If on or after (x) the date hereof, in the case of any Committed Loan or any obligation to make

Committed Loans or (y) the date of the related Money Market Quote, in the case of any Money Market Loan, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall impose, modify or deem applicable any reserve (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System with respect to any Euro-Dollar Loan any such requirement included in an applicable Euro-Dollar Reserve Percentage), special deposit, insurance assessment or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Bank (or its Applicable Lending Office) or shall impose on any Bank (or its Applicable Lending Office) or on the United States market for certificates of deposit or the London interbank market any other condition affecting its Fixed Rate Loans, its Note or its obligation to make Fixed Rate Loans and the result of any of the foregoing is to increase the cost to such Bank (or its Applicable Lending Office) of making or maintaining any Fixed Rate Loan, or to reduce the amount of any sum received or receivable by such Bank (or its Applicable Lending Office) under this Agreement or under its Note with respect thereto, by an amount deemed by such Bank to be material, then, within 15 days after demand by such Bank (with a copy to the Agent), the Company shall pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction.

(b) If any Bank shall have determined that, after the date hereof, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change in any such law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on capital of such Bank (or its Parent) as a consequence of such Bank's obligations hereunder to a level below that which such Bank (or its Parent) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within 15 days after demand by such Bank (with a copy to the Agent), the Company shall pay to such Bank such additional amount or amounts as will compensate such Bank (or its Parent) for such reduction.

(c) Each Bank will promptly notify the Company and the Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. A certificate of any Bank claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

Section 8.04. Taxes. (a) Any and all payments by the Company or the Borrower to or for the account of any Bank or the Agent hereunder or under any Note shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Bank and the Agent, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Bank or the Agent (as the case may be) is organized or any political subdivision thereof and, in the case of each Bank, taxes imposed on its income, and franchise or similar taxes imposed on it, by the jurisdiction of such Bank's Applicable Lending Office or any political subdivision thereof (all such non-excluded taxes, duties, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Company or the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note to any Bank or the Agent, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 8.04) such Bank or the Agent (as the case may
be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Person shall make such deductions, (iii) such Person shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law and (iv) such Person shall furnish to the Agent, at its address referred to in Section 10.01, the original or a certified copy of a receipt evidencing payment thereof.

(b) In addition, the Company agrees to pay any present or future stamp or documentary taxes and any other excise or property taxes, or charges or similar levies which arise from any payment made hereunder or under any Note or from the execution or delivery of, or otherwise with respect to, this Agreement or any Note (hereinafter referred to as "Other Taxes").

(c) The Company agrees to indemnify each Bank and the Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 8.04) paid by such Bank or the Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be made within 15 days from the date such Bank or the Agent (as the case may be) makes demand therefor.

(d) Each Bank organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Bank listed on the signature pages hereof and on or prior to the date on which it becomes a Bank in the case of each other Bank, and from time to time thereafter if requested in writing by the Company (but only so long as such Bank remains lawfully able to do so), shall provide the Company with Internal Revenue Service form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Bank is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding tax on payments of interest or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States. If the form provided by a Bank at the time such Bank first becomes a party to this Agreement indicates a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from "Taxes" as defined in Section 8.04(a) imposed by the United States.

(e) For any period with respect to which a Bank has failed to provide the Company with the appropriate form pursuant to Section 8.04(d) (unless such failure is due to a change in treaty, law or regulation occurring subsequent to the date on which a form originally was required to be provided), such Bank shall not be entitled to indemnification under Section 8.04(a) with respect to Taxes imposed by the United States; provided, however, that should a Bank, which is otherwise exempt from or subject to a reduced rate of withholding tax, become subject to Taxes because of its failure to deliver a form required hereunder, the Company shall take such steps as such Bank shall reasonably request to assist such Bank to recover such Taxes.

(f) If the Company or the Borrower is required to pay additional amounts to or for the account of any Bank pursuant to this Section 8.04, then such Bank will change the jurisdiction of its Applicable Lending Office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the judgment of such Bank, is not otherwise disadvantageous to such Bank.

Section 8.05. Domestic Loans Substituted for Affected Euro-Dollar Loans. If
(i) the obligation of any Bank to make Euro-Dollar Loans to the Borrower has been suspended pursuant to Section 8.02 or (ii) any Bank has demanded compensation under Section 8.03 or 8.04 with respect to its Euro-Dollar Loans and the Borrower shall, by at least five Euro-Dollar Business Days' prior notice to such Bank through the Agent, have elected that the provisions of this Section shall apply to such Bank, then, unless and until such Bank notifies the Company that the circumstances giving rise to such suspension or demand for compensation no longer exist:

(a) all Loans to the Borrower which would otherwise be made by such Bank as (or continued as or converted into) Euro-Dollar Loans shall instead be Domestic Loans (on which interest and principal shall be payable contemporaneously with the related Euro-Dollar Loans of the other Banks), and

(b) after each of its Euro-Dollar Loans to the Borrower has been repaid (or converted to a Domestic Loan), all payments of principal which would otherwise be applied to repay such Euro-Dollar Loans shall be applied to repay its Domestic Loans instead.

If such Bank notifies the Borrower that the circumstances giving rise to such notice no longer apply, the principal amount of each such Domestic Loan shall be converted into a Euro-Dollar Loan on the first day of the next succeeding Interest Period applicable to the related Euro-Dollar Loans of the other Banks.

Section 8.06. Substitution of Bank. If (i) the obligation of any Bank to make Euro-Dollar Loans has been suspended pursuant to Section 8.02, (ii) any Bank has demanded compensation under Section 8.03 or (iii) any Bank has not signed an amendment or waiver which must be signed by all the Banks to become effective, and such amendment or waiver has been signed by the Super-Majority Banks, the Company shall have the right, with the assistance of the Agent, to seek a mutually satisfactory substitute bank or banks (which may be one or more of the Banks) to purchase the Notes and assume the Commitment of such Bank.

                                ARTICLE 9
                                 Guaranty


Section 9.01. The Guaranty. The Company hereby unconditionally guarantees the full and punctual payment (whether at stated maturity, upon acceleration or otherwise) of the principal of and interest on each Note issued by the Borrower pursuant to this Agreement, and the full and punctual payment of all other amounts payable by the Borrower under this Agreement. Upon failure by the Borrower to pay punctually any such amount, the Company shall forthwith on demand pay the amount not so paid at the place and in the manner specified in this Agreement.

Section 9.02. Guaranty Unconditional. The obligations of the Company hereunder shall be unconditional, irrevocable and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

(i) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Borrower under this Agreement or any Note, by operation of law or otherwise;

(ii) any modification or amendment of or supplement to this Agreement or any Note;

(iii) any release, impairment, non-perfection or invalidity of any direct or indirect security for any obligation of the Borrower under this Agreement or any Note;

(iv) any change in the corporate existence, structure or ownership of the Borrower, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower or its assets or any resulting release or discharge of any obligation of the Borrower contained in this Agreement or any Note;

(v) the existence of any claim, set-off or other rights which the Company may have at any time against the Borrower, the Agent, any Bank or any other Person, whether in connection herewith or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

(vi) any invalidity or unenforceability relating to or against the Borrower for any reason of this Agreement or any Note, or any provision of applicable law or regulation purporting to prohibit the payment by the Borrower of the principal of or interest on any Note or any other amount payable by it under this Agreement; or

(vii) any other act or omission to act or delay of any kind by the Borrower, the Agent, any Bank or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the Company's obligations hereunder.

Section 9.03. Discharge Only upon Payment in Full; Reinstatement In Certain Circumstances. The Company's obligations hereunder shall remain in full force and effect until the Commitments shall have terminated and the principal of and interest on the Notes and all other amounts payable by the Company and the Borrower under this Agreement shall have been indefeasibly paid in full. If at any time any payment of the principal of or interest on any Note or any other amount payable by the Borrower under this Agreement is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, the Company's obligations hereunder with respect to such payment shall be reinstated at such time as though such payment had been due but not made at such time.

Section 9.04. Waiver by the Company. The Company irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against the Borrower or any other Person.

Section 9.05. Subrogation. The Company irrevocably waives any and all rights to which it may be entitled, by operation of law or otherwise, upon making any payment hereunder to be subrogated to the rights of the payee against the Borrower with respect to such payment or against any direct or indirect security therefor, or otherwise to be reimbursed, indemnified or exonerated by or for the account of the Borrower in respect thereof.

Section 9.06. Stay of Acceleration. In the event that acceleration of the time for payment of any amount payable by the Borrower under this Agreement or its Notes is stayed upon insolvency, bankruptcy or reorganization of the Borrower, all such amounts otherwise subject to acceleration under the terms of this Agreement shall nonetheless be payable by the Company hereunder forthwith on demand by the Agent made at the request of the Required Banks.

                            ARTICLE 10
                           Miscellaneous

Section 10.01. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telex, facsimile transmission or similar writing) and shall be given to such party: (x) in the case of the Company, the Borrower or the Agent, at its address or facsimile number set forth on the signature pages hereof, (y) in the case of any Bank, at its address or facsimile number set forth in its Administrative Questionnaire or (z) in the case of any party, such other address or facsimile number as such party may hereafter specify for the purpose by notice to the Agent and the Company. Each such notice, request or other communication shall be effective (i) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid, (ii) if given by facsimile transmission, when such facsimile is transmitted to the facsimile number specified pursuant to this
Section 10.01 and telephonic confirmation of receipt thereof is received, or
(iii) if given by any other means, when delivered at the address specified in this Section; provided that notices to the Agent under Article 2 or Article 8 shall not be effective until received.

Section 10.02. No Waivers. No failure or delay by the Agent or any Bank in exercising any right, power or privilege hereunder or under any Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

Section 10.03. Expenses; Indemnification. (a) The Company shall pay (i) all out-of-pocket expenses of the Agent, including fees and disbursements of special counsel for the Agent, in connection with the preparation and administration of this Agreement, any waiver or consent hereunder or any amendment hereof or any Default or alleged Default hereunder and (ii) if an Event of Default occurs, all out-of-pocket expenses incurred by the Agent and each Bank, including fees and disbursements of counsel, in connection with such Event of Default and collection, bankruptcy, insolvency and other enforcement proceedings resulting therefrom.

(b) The Company agrees to indemnify the Agent and each Bank, their respective affiliates and the respective directors, officers, agents and employees of the foregoing (each an "Indemnitee") and hold each Indemnitee harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind, including, without limitation, the reasonable fees and disbursements of counsel, which may be incurred by such Indemnitee in connection with any investigative, administrative or judicial proceeding (whether or not such Indemnitee shall be designated a party thereto) brought or threatened relating to or arising out of this Agreement or any actual or proposed use of proceeds of Loans hereunder; provided that (i) no Indemnitee shall have the right to be indemnified hereunder for such Indemnitee's own gross negligence or willful misconduct as determined by a court of competent jurisdiction and
(ii) the Company shall not be liable for any settlement entered into by an Indemnitee without its consent (which shall not be unreasonably withheld).

(c) Each Indemnitee agrees to give the Company prompt written notice after it receives any notice of the commencement of any action, suit or proceeding for which such Indemnitee may wish to claim indemnification pursuant to subsection (b). The Company shall have the right, exercisable by giving written notice within fifteen Domestic Business Days after the receipt of notice from such Indemnitee of such commencement, to assume, at the Company's expense, the defense of any such action, suit or proceeding; provided, that such Indemnitee shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such separate counsel shall be at such Indemnitee's expense unless (1) the Company shall have agreed to pay such fees and expenses; (2) the Company shall have failed to assume the defense of such action, suit or proceeding or shall have failed to employ counsel reasonably satisfactory to such Indemnitee in any such action, suit or proceeding; or
(3) such Indemnitee shall have been advised by independent counsel in writing (with a copy to the Company) that there may be one or more defenses available to such Indemnitee which are in conflict with those available to the Company (in which case, if such Indemnitee notifies the Company in writing that it elects to employ separate counsel at the Company's expense, the Company shall be obligated to assume the expense, it being understood, however, that the Company shall not be liable for the fees or expenses of more than one separate firm of attorneys, which firm shall be designated in writing by such Indemnitee).

Section 10.04. Sharing of Set-offs. Each Bank agrees that if it shall, by exercising any right of set-off or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of principal and interest due with respect to any Note held by it which is greater than the proportion received by any other Bank in respect of the aggregate amount of principal and interest due with respect to any Note held by such other Bank, the Bank receiving such proportionately greater payment shall purchase such participations in the Notes held by the other Banks, and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Notes held by the

Banks shall be shared by the Banks pro rata; provided that nothing in this Section shall impair the right of any Bank to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Borrower other than its indebtedness
hereunder.   The Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in a Note, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of set-off or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Borrower in the amount of such participation.

Section 10.05. Amendments and Waivers. Any provision of this Agreement or the Notes may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Company, the Borrower and the Required Banks (and, if the rights or duties of the Agent are affected thereby, by the Agent); provided that no such amendment or waiver shall, unless signed by all the Banks, (i) increase or decrease the Commitment of any Bank (except for a ratable decrease in the Commitments of all Banks) or subject any Bank to any additional obligation, (ii) reduce the principal of or rate of interest on any Loan or any fees hereunder, except as provided below, (iii) postpone the date fixed for any payment of principal of or interest on any Loan or any fees hereunder or for any reduction or termination of any Commitment, (iv) amend or waive the provisions of Article 9 or (v) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the number of Banks, which shall be required for the Banks or any of them to take any action under this Section or any other provision of this Agreement.

Section 10.06. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that neither the Company nor the Borrower may assign or otherwise transfer any of its rights under this Agreement without the prior written consent of all Banks.

(b) Any Bank may at any time grant to one or more banks or other institutions (each a "Participant") participating interests in its Commitment or any or all of its Loans, with (and subject to) the written consent of the Company and the Agent, which consents shall not be unreasonably withheld. In the event of any such grant by a Bank of a participating interest to a Participant, such Bank shall remain responsible for the performance of its obligations hereunder, and the Company, the Borrower and the Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. Any agreement pursuant to which any Bank may grant such a participating interest shall provide that such Bank shall retain the sole right and responsibility to enforce the obligations of the Company and the Borrower hereunder including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement; provided that such participation agreement may provide that such Bank will not agree to any modification, amendment or waiver of this Agreement described in clause (i), (ii) or (iii) of Section 10.05 without the consent of the Participant. The Borrower agrees that each Participant shall, to the extent provided in its participation agreement, be entitled to the benefits of Article 8 with respect to its participating interest. An assignment or other transfer which is not permitted by subsection (c) or (d) below but which is consented to in accordance with this subsection (b) shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this subsection (b).

     (c) Any Bank may at any time assign to one or more banks or other institutions (each an "Assignee") all, or a proportionate part of all, of its rights and obligations under this Agreement and the Notes, and such Assignee shall assume such rights and obligations, pursuant to an Assignment and Assumption Agreement in substantially the form of Exhibit G hereto executed by such Assignee and such transferor Bank, with (and subject to) the subscribed consent of the Company and the Agent, which consents shall not be unreasonably withheld; provided that (i) if an Assignee is an affiliate of such transferor Bank, no such consent shall be required; (ii) such assignment may, but need not, include rights of the transferor Bank in respect of outstanding Money Market Loans; and (iii) any assignment shall not be less than $15,000,000, or if less, shall constitute an assignment of all of such Bank's rights and obligations under this Agreement and the Notes except for any rights retained in accordance with clause (ii) of this proviso. Upon execution and delivery of such instrument and payment by such Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Assignee, such Assignee shall be a Bank party to this Agreement and shall have all the rights and obligations of a Bank with a Commitment as set forth in such instrument of assumption, and the transferor Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this subsection (c), the transferor Bank, the Agent and the Borrower shall make appropriate arrangements so that, if required, new Notes are issued to the Assignee. In connection with any such assignment, the transferor Bank shall pay to the Agent an administrative fee for processing such assignment in the amount of $2,500. If the Assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to the Company and the Agent certification as to exemption from deduction or withholding of any United States federal income taxes in accordance with Section 8.04.

     (d) Any Bank may at any time assign all or any portion of its rights under this Agreement and its Notes to a Federal Reserve Bank. No such assignment shall release the transferor Bank from its obligations hereunder.

     (e) No Assignee, Participant or other transferee of any Bank's rights shall be entitled to receive any greater payment under Section 8.03 or 8.04 than such Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Company's prior written consent or by reason of the provisions of Section 8.02, 8.03 or 8.04 requiring such Bank to designate a different Applicable Lending Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

     Section 10.07. Termination of Existing Credit Agreements. The
Company and each of the Banks that is also a "Bank" party to the Existing Credit Agreements agrees that the "Commitments" as defined in the Existing Credit Agreements shall be terminated in their entirety on the Effective Date. Each of such Banks waives (a) any requirement of notice of such termination pursuant to Section 2.09 of the Existing Credit Agreements and
(b) any claim to any facility fees or other fees under the Existing Credit Agreements for any day on or after the Effective Date. Each of the Company and the Borrower (i) represents and warrants that (x) after giving effect to the preceding sentences of this Section 10.07, the commitments under the Existing Credit Agreements will be terminated effective not later than the Effective Date, (y) no loans are, as of the date hereof, or will be, as of the Effective Date, outstanding under the Existing Credit Agreements and (ii) covenants that all accrued and unpaid facility fees and any other amounts due and payable under the Existing Credit Agreements shall have been paid on or prior to the Effective Date.

     Section 10.08. Governing Law; Submission to Jurisdiction. This
Agreement and each Note shall be governed by and construed in accordance with the laws of the State of New York. Each of the Company and the Borrower hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby, and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

     Section 10.09. Counterparts; Integration; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall become effective upon receipt by the Agent of counterparts hereof signed by each of the Company, the Borrower, the Banks and the Agent (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Agent in form satisfactory to it of telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).

     Section 10.10. WAIVER OF JURY TRIAL. EACH OF THE COMPANY, THE BORROWER, THE AGENT AND THE BANKS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     Section 10.11. Confidentiality. Each of the Agent and the Banks agrees to use its reasonable best efforts to keep confidential any information delivered or made available by the Company or the Borrower to it which is clearly stated by the Company or the Borrower to be confidential; provided that nothing herein shall prevent the Agent or any Bank from disclosing such information (i) to the Agent or any other Bank in connection with the transactions contemplated hereby, (ii) to its officers, directors, employees, agents, attorneys and accountants who have a need to know such information in accordance with customary banking practices and who receive such information having been made aware of the restrictions set forth in this Section, (iii) upon the order of any court or administrative agency, (iv) upon the request or demand of any regulatory agency or authority having jurisdiction over such party, (v) which has been publicly disclosed, (vi) which has been obtained from any Person other than the Company and its Subsidiaries, provided that such Person is not (x) known to it to be bound by a confidentiality agreement with the Company or its Subsidiaries or (y) known to it to be otherwise prohibited from transmitting the information to it by a contractual, legal or fiduciary obligation, (vii) in connection with the exercise of any remedy hereunder or under the Notes or (viii) to any actual or proposed participant or assignee of all or any of its rights hereunder which has agreed in writing to be bound by the provisions of this Section.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                               U S WEST CAPITAL FUNDING, INC.


                                               By /s/ Rahn K. Porter
                                                 -----------------------------
                                                 Title: Executive Director
                                                        Treasury Services
                                                 7800 East Orchard Road
                                                 Englewood, Colorado  80111
                                                 Facsimile number:  303-793-6307
                                                 Telephone number:  303-793-6250
                                                 Attention:  Rahn Porter


                                                 U S WEST, INC.


                                               By /s/ James T. Anderson
                                                 -----------------------------
                                                 Title: Vice President
                                                        & Treasurer
                                                 7800 East Orchard Road
                                                 Englewood, Colorado  80111
                                                 Facsimile number: 303-793-6307
                                                 Telephone number: 303-793-6250
                                                 Attention:  Rahn Porter

Commitments
-----------

$140,000,000              MORGAN GUARANTY TRUST
                           COMPANY OF NEW YORK


                          By /s/ George J. Stapleton
                            ------------------------
                            Title: Vice President



$ 140,000,000             CITIBANK, N.A.


                          By /s/ Carolyn A. Kee
                            ------------------------
                            Title: Vice President



$ 140,000,000             THE BANK OF NEW YORK


                          By /s/ Kalpana Raina
                            ------------------------
                            Title: Senior Vice President



$ 100,000,000             ABN AMRO BANK N.V.


                          By /s/ James J. Johnston
                            ------------------------
                            Title: Vice President

                          By /s/ Mary L. Honda
                            ------------------------
                            Title: Vice President

$ 37,500,000              BANK OF AMERICA NW, N.A. dba
                           SEAFIRST

                          By /s/ Barbara W. Trimble
                            --------------------------
                            Title: Vice President



$ 62,500,000              BANK OF AMERICA NT & SA


                          By /s/ Raymond E. Evans
                            --------------------------
                            Title: Senior Vice President
                                   Manager Commercial Building



$100,000,000              BARCLAYS BANK PLC

                          By /s/ Les Bek
                            ---------------------------
                            Title: Director



$ 100,000,000             CANADIAN IMPERIAL BANK OF
                           COMMERCE


                          By /s/ Matthew S. Hannon
                            ---------------------------
                            Title: Director, CIBC Wood Gundy
                                    Securities acting, as Agent


$100,000,000              THE CHASE MANHATTAN BANK


                          By /s/ Ann B. Kerns
                            ---------------------------
                            Title: Vice President

$100,000,000              DEUTSCHE BANK AG
                            NEW YORK AND/OR CAYMAN
                            ISLANDS BRANCHES


                          By /s/ Ross A. Howard
                            ---------------------------
                            Title: Director


                          By /s/ J. Scott Jessup
                            ---------------------------
                            Title: Vice President


$100,000,000              THE FIRST NATIONAL BANK OF
                            BOSTON


                          By /s/ Shepard D. Rainie
                            ---------------------------
                            Title: Director


$100,000,000              MELLON BANK N.A.


                          By /s/ Stephen R. Viehe
                            ---------------------------
                            Title: Vice President


$ 100,000,000             THE SANWA BANK LIMITED,
                            CHICAGO BRANCH


                          By /s/ Kenneth C. Eichwald
                            ---------------------------
                            Title: First Vice President and Assistant
                                     General Manager

$ 100,000,000             SWISS BANK CORPORATION,
                            SAN FRANCISCO BRANCH


                          By /s/ Hans-Uoli Surber
                            -------------------------
                            Title: Executive Director Merchant
                                      Banking


                          By /s/ Nang S. Peechaphand
                            -------------------------
                            Title: Associate Director Accounting


$ 100,000,000             TORONTO-DOMINION BANK
                            (TEXAS), INC.


                          By /s/ Frederic B. Hawley
                            -------------------------
                            Title: Vice President


$ 70,000,000              BANQUE NATIONALE DE PARIS


                          By /s/ Clive Bettles
                            ------------------------
                            Title: Senior Vice President & Manager


                          By /s/ Mitchell M. Ozawa
                            ------------------------
                            Title: Vice President


$ 70,000,000              BANQUE PARIBAS


                          By /s/ John Acker
                            ------------------------
                            Title: Group Vice President

                          By /s/ Darlynn Ernst
                            -----------------------
                            Title: Assistant Vice President


$ 70,000,000              CREDIT SUISSE


                          By /s/ Stephen M. Flynn
                            -----------------------
                            Title: Member of Senior Management


                          By /s/ Maria N. Gaspara
                            -----------------------
                            Title: Associate


$ 70,000,000              THE DAI-ICHI KANGYO BANK,
                            LIMITED


                          By /s/ Teruhisa Yamaguchi
                            -----------------------
                            Title: Senior Vice President & Joint
                                     General Manager


$ 70,000,000              THE FIRST NATIONAL BANK OF
                            CHICAGO


                          By /s/ Ronald L. Coleman
                            ------------------------
                            Title: Vice President


$ 70,000,000              THE FUJI BANK LIMITED
                            LOS ANGELES AGENCY

                          By /s/ Nobuhiro Umemura
                            -----------------------
                            Title: Joint General Manager


$ 70,000,000              THE INDUSTRIAL BANK OF JAPAN,
                            LTD. NEW YORK BRANCH


                          By /s/ Akijiro Yoshino
                            -----------------------
                            Title: Executive Vice President,
                                     Houston Office


$ 70,000,000              NATIONSBANK OF TEXAS, N.A.


                          By /s/ David G. James
                            -----------------------
                            Title: Vice President


$ 70,000,000              ROYAL BANK OF CANADA


                          By /s/ John P. Page
                            -----------------------
                            Title: Senior Manager


$ 70,000,000              THE SAKURA BANK LIMITED


                          By /s/ Ofusa Sato
                            -----------------------
                            Title: Senior Vice President & Assistant
                                     General Manager

$ 70,000,000              THE SUMITOMO BANK, LIMITED
                            LOS ANGELES BRANCH

                          By /s/ Goro Hirai
                            -----------------------
                            Title: Joint General Manager


$ 70,000,000              UNION BANK OF CALIFORNIA, N.A.


                          By /s/ Roger Hartley
                            -----------------------
                            Title: Vice President


$ 70,000,000              WELLS FARGO BANK (COLORADO),
                            N.A.


                          By /s/ Jack W. Haye
                            -----------------------
                            Title: Vice President


$ 47,500,000              BANK OF MONTREAL


                          By /s/ Yvonne Bos
                            ----------------------
                            Title: Senior Vice President


$ 47,500,000              CREDIT LYONNAIS
                            NEW YORK BRANCH


                          By /s/ James E. Morris
                            -----------------------
                            Title: Vice President

$ 47,500,000              DRESDNER BANK AG, NEW YORK
                            AND GRAND CAYMAN BRANCHES


                          By /s/ William E. Lambert
                            --------------------------
                            Title: Assistant Vice President

                          By /s/ Brian Haughney
                            --------------------------
                            Title: Assistant Treasurer


$ 47,500,000              BAYERISCHE HYPO-BANK AG,
                            NEW YORK BRANCH


                          By /s/ Yoram Dankner
                            --------------------------
                            Title: Senior Vice President

                          By /s/ Christian F. Walter
                            --------------------------
                            Title: Vice President


$ 47,500,000              KREDIETBANK N.A.


                          By /s/ Tod R. Angus
                            --------------------------
                            Title: Vice President

                          By /s/ Robert Snauffer
                            --------------------------
                            Title: Vice President


$ 47,500,000              LLOYDS BANK PLC

                          By /s/ Paul Briamonte
                            --------------------------
                            Title: Vice President B374

                          By /s/ Theodore R. Walser
                            --------------------------
                            Title: Senior Vice President W075


$ 47,500,000              THE LONG-TERM CREDIT BANK OF
                            JAPAN, LTD.
                            LOS ANGELES AGENCY


                          By /s/ T. Morgan Edwards II
                            --------------------------
                            Title: Deputy General Manager


$ 47,500,000              THE MITSUBISHI TRUST AND
                            BANKING CORPORATION


                          By /s/ Patricia Loret de Mola
                            ----------------------------
                            Title: Senior Vice President & Assistant
                                     General Manager


$ 47,500,000              THE ROYAL BANK OF SCOTLAND plc


                          By /s/ Grant F. Stoddart
                            --------------------------
                            Title: Senior Vice President & Manager


$ 47,500,000              SOCIETE GENERALE

                            SOUTHWEST AGENCY


                          By /s/ Mark A. Cox
                            --------------------------
                            Title: Vice President


$ 47,500,000              THE TOKAI BANK, LIMITED
                            LOS ANGELES AGENCY


                          By /s/ Masahiko Saito
                            --------------------------
                            Title: Assistant General Manager
                                     Corporate Finance


$ 47,500,000              WESTDEUTSCHE LANDESBANK
                            NEW YORK BRANCH


                          By /s/ Salvatore Battinelli
                            --------------------------
                            Title: Vice President

                          By /s/ Karen Hoplock
                            --------------------------
                            Title: Vice President Credit


Total Commitments:

$3,000,000,000
--------------
--------------

                         CITIBANK, N.A., as Syndication Agent


                         By /s/ Carolyn A. Kee
                           ---------------------------
                           Title: As-Attorney-in -Fact


                         THE BANK OF NEW YORK, as
                           Documentation Agent


                         By /s/ Kalpana Raina
                           ---------------------------
                           Title: Senior Vice President


                         MORGAN GUARANTY TRUST
                           COMPANY OF NEW YORK, as
                           Administrative Agent


                         By /s/ George J. Stapleton
                           ---------------------------
                           Title: Vice President
                           Address
                           Attention:  Mark Connor
                           Facsimile number:  302-634-1092
                           Telephone number:  302-634-4218

                                   PRICING SCHEDULE


     The "Euro-Dollar Margin" and "Facility Fee Rate" for any day are the respective percentages set forth below in the applicable row under the column corresponding to the Status that exists on such day:

________________________________________________________________________________
                     Level         Level      Level      Level      Level
Status                 I            II         III        IV           V
________________________________________________________________________________
Euro-Dollar Margin   .150%          .175%      .200%      .290%      .350%
________________________________________________________________________________
Facility Fee Rate    .050%          .050%      .050%      .060%      .100%
________________________________________________________________________________

     For purposes of this Schedule, the following terms have the following meanings:

     "Level I Status" exists at any date if, at such date, the Borrower's outstanding senior unsecured long-term debt securities are rated A or higher by S&P or A2 or higher by Moody's.

     "Level II Status" exists at any date if, at such date, (i) the Borrower's outstanding senior unsecured long-term debt securities are rated A- or higher by S&P or A3 or higher by Moody's and (ii) Level I Status does not exist.

     "Level III Status" exists at any date if, at such date, (i) the Borrower's outstanding senior unsecured long-term debt securities are rated BBB+ or higher by S&P or Baa1 or higher by Moody's and (ii) neither Level I Status nor Level II Status exists.

     "Level IV Status" exists at any date if, at such date, (i) the Borrower's outstanding senior unsecured long-term debt securities are rated BBB or higher by S&P or Baa2 or higher by Moody's and none of Level I Status, Level II Status or Level III Status exists.

     "Level V Status" exists at any date if, at such date, none of Level I Status, Level II Status, Level III Status or Level IV Status exists.

     "Moody's" means Moody's Investors Service, Inc., a Delaware corporation, and its successors or, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "Moody's" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Required Banks, with the approval of the Company, by notice to the Agent and the Company.

     "S&P" means Standard & Poor's Ratings Group, a New York corporation, and its successors or, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "S&P" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Required Banks, with the approval of the Company, by notice to the Agent and the Company.

     "Status" refers to the determination of which of Level I Status, Level II Status, Level III Status, Level IV Status or Level V Status exists at any date.

The credit ratings to be utilized for purposes of this Schedule are those assigned to the senior unsecured long-term debt securities of the Borrower without third-party credit enhancement, and any rating assigned to any other debt security of the Borrower shall be disregarded. The rating in effect at any date is that in effect at the close of business on such date.

                                    SCHEDULE 4.07

                                Environmental Matters

NONE.

                                                                       EXHIBIT A

                                         NOTE

                                                              New York, New York

                                                                           ,19

     For value received, U S WEST CAPITAL FUNDING, INC., a Colorado corporation (the "Borrower"), promises to pay to the order of (the "Bank"), for the account of its Applicable Lending Office, the unpaid principal amount of each Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below on the maturity date therefor specified in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Morgan Guaranty Trust Company of New York, 60 Wall Street, New York, New York.

     All Loans made by the Bank, the respective types and maturities thereof and all repayments of the principal thereof shall be recorded by the Bank and, if the Bank so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the inaccuracy of, or the failure of the Bank to make, any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

     This note is one of the Notes referred to in the 364-Day Credit Agreement dated as of November 1, 1996 among U S WEST Capital Funding, Inc., U S WEST, Inc., the banks listed on the signature pages thereof, the other agents named therein and Morgan Guaranty Trust Company of New York, as Administrative Agent (as the same may be amended from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings.

     Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

     U S WEST, Inc., has, pursuant to the provisions of the Credit Agreement, unconditionally guaranteed the payment in full of the principal of and interest on this Note.

                                       U S WEST CAPITAL FUNDING, INC.

                                       By
                                         ----------------------------
                                         Title:

                            LOANS AND PAYMENTS OF PRINCIPAL


________________________________________________________________________________

                                       Amount of
         Amount of                     Principal                   Notation Made
Date       Loan      Type of Loan       Repaid     Maturity Date          By
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

                                                                       EXHIBIT B


                          Form of Money Market Quote Request


                                                         [Date]



To:  Morgan Guaranty Trust Company of New York
     (the "Agent")

From:  U S WEST Capital Funding, Inc.

Re: 364-Day Credit Agreement (the "Credit Agreement") dated as of November 1, 1996 among U S WEST Capital Funding, Inc., U S WEST, Inc., the Banks listed on the signature pages thereof, the other agents named therein and the Agent

     We hereby give notice pursuant to Section 2.03 of the Credit Agreement that we request Money Market Quotes for the following proposed Money Market Borrowing(s):

Date of Borrowing:  __________________

Principal Amount**              Interest Period***
------------------              ------------------

$

  Such Money Market Quotes should offer a Money Market [Margin]
[Absolute Rate]. [The applicable base rate is the London Interbank Offered Rate.] Terms used herein have the meanings assigned to them in the Credit Agreement.


____________________

     **Amount must be $25,000,000 or a larger multiple of $5,000,000.
     ***Not less than one month (LIBOR Auction) or not less than 7 days (Absolute Rate Auction), subject to the provisions of the definition of Interest Period.

     Terms used herein have the meanings assigned to them in the Credit
Agreement.

                                        U S WEST CAPITAL FUNDING, INC.


                                        By________________________
                                          Title:

                                                                       EXHIBIT C


                      Form of Invitation for Money Market Quotes



To:       [Name of Bank]

Re: Invitation for Money Market Quotes to U S WEST Capital Funding, Inc. (the "Borrower")

          Pursuant to Section 2.03 of the 364-Day Credit Agreement dated as of November 1, 1996 among U S WEST Capital Funding, Inc., U S WEST, Inc., the Banks parties thereto, the other agents named therein and the undersigned, as Administrative Agent, we are pleased on behalf of the Borrower to invite you to submit Money Market Quotes to the Borrower for the following proposed Money Market Borrowing(s):

Date of Borrowing:  __________________

Principal Amount              Interest Period
----------------              ---------------

$

     Such Money Market Quotes should offer a Money Market [Margin] [Absolute Rate]. [The applicable base rate is the London Interbank Offered Rate.] Please respond to this invitation by no later than [10:30 A.M.] [9:15 A.M.] (New York City time) on [date].

                                MORGAN GUARANTY TRUST COMPANY
                                  OF NEW YORK, as Administrative Agent


                                By______________________________
                                  Authorized Officer

                                                                       EXHIBIT D


                              Form of Money Market Quote


To: Morgan Guaranty Trust Company of New York, as Administrative Agent (the "Agent")

Re:       Money Market Quote to
          U S WEST Capital Funding, Inc. (the "Borrower")

     In response to your invitation on behalf of the Borrower dated _____________, 19__, we hereby make the following Money Market Quote on the following terms:

1.        Quoting Bank:  ________________________________

2.        Person to contact at Quoting Bank:   _____________________________

3.        Date of Borrowing: ____________________*

4. We hereby offer to make Money Market Loan(s) in the following principal amounts, for the following Interest Periods and at the following rates:


Principal             Interest        Money Market
 Amount**             Period***       [Margin****]          [Absolute Rate*****]
---------             ---------       -------------         --------------------

$

$

  [Provided, that the aggregate principal amount of Money Market Loans for which the above offers may be accepted shall not exceed $____________.]**


__________
* As specified in the related Invitation.


  (notes continued on following page)

     We understand and agree that the offer(s) set forth above, subject to the satisfaction of the applicable conditions set forth in the 364-Day Credit Agreement dated as of November 1, 1996 among U S WEST Capital Funding, Inc., U S WEST, Inc., the Banks listed on the signature pages thereof, the other agents named therein and yourselves, as Agent, irrevocably obligates us to make the Money Market Loan(s) for which any offer(s) are accepted, in whole or in part.

                                        Very truly yours,
                                        [NAME OF BANK]


Dated:_______________                   By:__________________________
                                           Authorized Officer




__________

** Principal amount bid for each Interest Period may not exceed principal amount requested. Specify aggregate limitation if the sum of the individual offers exceeds the amount the Bank is willing to lend. Bids must be made for $5,000,000 or a larger multiple of $1,000,000.
*** Not less than one month or not less than 7 days, as specified in the related Invitation. No more than five bids are permitted for each Interest Period.
**** Margin over or under the London Interbank Offered Rate determined for the applicable Interest Period. Specify percentage (to the nearest 1/10,000 of 1%) and specify whether "PLUS" or "MINUS".
***** Specify rate of interest per annum (to the nearest 1/10,000th of 1%).

                                                                       EXHIBIT E


                                      OPINION OF
                       COUNSEL FOR THE COMPANY AND THE BORROWER


To the Banks and the Administrative
  Agent Referred to Below
c/o Morgan Guaranty Trust Company
  of New York, as Administrative Agent
60 Wall Street
New York, New York  10260

Gentlemen and Ladies:

     I have acted as counsel for U S WEST, Inc. and U S WEST Capital Funding, Inc., in connection with the 364-Day Credit Agreement (the "Credit Agreement") dated as of November 1, 1996, among them, the banks listed on the signature pages thereof, the other agents named therein and Morgan Guaranty Trust Company of New York, as Administrative Agent. Terms defined in the Credit Agreement are used herein as therein defined. This opinion is being rendered to you at the instruction of the client pursuant to Section 3.01(b) of the Credit Agreement.

     I am familiar with the proceedings taken by the Company and the Borrower in connection with the authorization, execution and delivery of the Credit Agreement and the Notes, and I have examined such documents, certificates, and such other matters of fact and questions of law as I have deemed relevant under the circumstances to express an informed opinion. Upon the basis of the foregoing, I am of the opinion that:

     1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and has all corporate powers and all governmental licenses, authorizations, qualifications, consents and approvals required to carry on its business as now conducted, except where the absence of any such license, authorization, qualification, consent or approval would not have a material adverse effect on the consolidated financial position or consolidated results of operations of the Company and its Consolidated Subsidiaries considered as one enterprise.

     2. The execution, delivery and performance by the Company and the Borrower of the Credit Agreement and by the Borrower of the Notes are within such Person's corporate powers, have been duly authorized by all necessary corporate action, and require no action by or in respect of, or filing with, any governmental body, agency or official.

     3. The execution, delivery and performance by the Company and the Borrower of the Credit Agreement and by the Borrower of the Notes will not
(i) result in a breach or violation of, conflict with, or constitute a default under, the articles of incorporation or bylaws of such Person or any material law or regulation or any material order, judgment, agreement or instrument to which such Person is a party or by which such Person is bound, or (ii) result in the creation or imposition of any Lien on any asset of such Person.

     4. The Credit Agreement constitutes a valid and binding agreement of the Company and the Borrower and the Notes constitute valid and binding obligations of the Borrower.

     5. To my knowledge, there is no action, suit or proceeding pending against or threatened against or affecting the Company or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official, in which there is a reasonable possibility of an adverse decision which could materially adversely affect the business, consolidated financial position or consolidated results of operations of the Company and its Consolidated Subsidiaries, considered as a whole, or which in any manner draws into question the validity of the Credit Agreement or the Notes.

     6. The Borrower and each of the Company's other corporate Significant Subsidiaries is a corporation validly existing and in good standing under the laws of their jurisdictions of incorporation, and have all corporate powers and all governmental licenses, authorizations, qualifications, consents and approvals required to carry on its business as now conducted, except where the absence of any such license, authorization, qualification, consent or approval would not have a material adverse effect on the consolidated financial position or consolidated results of operations of the Company and its Consolidated Subsidiaries considered as one enterprise.

     For purposes of my opinion set forth in numbered paragraph 4 above, I have assumed that the laws of the State of New York, which are stated to govern the Credit Agreement and the Notes, are the same as the laws of Colorado.

     In rendering the opinions set forth herein, I have assumed that the Credit Agreement and the Notes will conform to the specimens thereof examined by me, that the signatures on all documents examined by me were genuine, and the authenticity of all documents submitted to me as originals or as copies of originals, assumptions which I have not independently verified.

     This opinion is furnished by me as counsel for the Company and the Borrower and is solely for your benefit and the benefit of any Assignee under the Credit Agreement. Without my prior written consent, this opinion may not be relied upon by you or any Assignee in any other context or by any other person. This opinion may not be quoted, in whole or in part, or copies thereof furnished, to any other person without my prior written consent, except that you may furnish copies hereof (a) to your auditors and attorneys,
(b) to any state or federal authority having regulatory jurisdiction over you or the Company or the Borrower, (c) pursuant to order or legal process of any court or governmental agency, (d) in connection with any legal action to which you are a party arising out of the transactions contemplated by the Credit Agreement, and (e) to any Participant or proposed Participant in the Commitment of any Bank.

     This opinion is limited to the present laws of the State of Colorado and the General Corporation Law of the State of Delaware, to present judicial interpretations thereof, and to the facts as they presently exist, and I assume no responsibility as to the applicability or effect of the laws of any other jurisdiction. In rendering this opinion, I assume no obligation to revise or supplement this opinion should the present laws of the State of Colorado or the General Corporation Law of the State of Delaware be changed by legislative action, judicial decision, or otherwise.

                                     Very truly yours,


                                     Stephen E. Brilz

                                                                       EXHIBIT F


                                      OPINION OF
                       DAVIS POLK & WARDWELL, SPECIAL COUNSEL
                             FOR THE ADMINISTRATIVE AGENT




To the Banks and the Administrative Agent
  Referred to Below
c/o Morgan Guaranty Trust Company
  of New York, as Administrative Agent
60 Wall Street
New York, New York  10260

Dear Sirs:

     We have participated in the preparation of the 364-Day Credit Agreement (the "Credit Agreement") dated as of November 1, 1996 among U S WEST Capital Funding, Inc., U S WEST, Inc., the banks listed on the signature pages thereof (the "Banks"), the other agents named therein and Morgan Guaranty Trust Company of New York, as Administrative Agent (the "Agent"), and have acted as special counsel for the Agent for the purpose of rendering this opinion pursuant to Section 3.01(c) of the Credit Agreement. Terms defined in the Credit Agreement are used herein as therein defined.

     We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this opinion.

     Upon the basis of the foregoing, we are of the opinion that, assuming that the execution, delivery and performance by the Company and the Borrower of the Credit Agreement and by the Borrower of the Notes are within such Person's corporate powers and have been duly authorized by all necessary corporate action, the Credit Agreement constitutes a valid and binding agreement of the Company and the Borrower and the Notes constitute valid and binding obligations of the Borrower.

     We are members of the Bar of the State of New York and the foregoing opinion is limited to the laws of the State of New York. In giving the foregoing opinion, we express no opinion as to the effect (if any) of any law of any jurisdiction (except the State of New York) in which any Bank is located which limits the rate of interest that such Bank may charge or collect.

     This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by or furnished to any other person without our prior written consent.

                                         Very truly yours,

                                                                       EXHIBIT G


                         ASSIGNMENT AND ASSUMPTION AGREEMENT


     AGREEMENT dated as of ________, __ 199_ among [ASSIGNOR] (the "Assignor"), [ASSIGNEE] (the "Assignee"), U S WEST, Inc. (the "Company") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent (the "Agent").



                                W I T N E S S E T H

     WHEREAS, this Assignment and Assumption Agreement (the "Agreement") relates to the 364-Day Credit Agreement dated as of November 1, 1996 among the Company, the Borrower named therein, the Assignor and the other Banks party thereto, as Banks, the other agents named therein and the Agent (the "Credit Agreement");

     WHEREAS, as provided under the Credit Agreement, the Assignor has a Commitment to make Loans in an aggregate principal amount at any time outstanding not to exceed $__________;

     WHEREAS, Committed Loans made by the Assignor under the Credit Agreement in the aggregate principal amount of $__________ are outstanding at the date hereof; and

     WHEREAS, the Assignor proposes to assign to the Assignee all of the rights of the Assignor under the Credit Agreement in respect of a portion of its Commitment thereunder in an amount equal to $__________ (the "Assigned Amount"), together with a corresponding portion of its outstanding Committed Loans, and the Assignee proposes to accept assignment of such rights and assume the corresponding obligations from the Assignor on such terms;

     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

     SECTION 1. Definitions. All capitalized terms not otherwise defined here in shall have the respective meanings set forth in the Credit Agreement.

     SECTION 2. Assignment. The Assignor hereby assigns and sells to the Assignee all of the rights of the Assignor under the Credit
Agreement to the extent of the Assigned Amount, and the Assignee hereby accepts such assignment from the Assignor and assumes all of the obligations of the Assignor under the Credit Agreement to the extent of the Assigned Amount, including the purchase from the Assignor of the corresponding portion of the principal amount of the Committed Loans made by the Assignor outstanding at the date hereof. Upon the execution and delivery hereof by the Assignor, the Assignee, the Company and the Agent and the payment of the amounts specified in Section 3 required to be paid on the date hereof (i) the Assignee shall, as of the date hereof, succeed to the rights and be obligated to perform the obligations of a Bank under the Credit Agreement with a Commitment in an amount equal to the Assigned Amount, and (ii) the Commitment of the Assignor shall, as of the date hereof, be reduced by a like amount and the Assignor released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee. The assignment provided for herein shall be without recourse to the Assignor.

     SECTION 3. Payments. As consideration for the assignment and sale contemplated in Section 2 hereof, the Assignee shall pay to the Assignor on the date hereof in Federal funds the amount heretofore agreed between them.**** It is understood that commitment and/or facility fees accrued to the date hereof are for the account of the Assignor and such fees accruing from and including the date hereof are for the account of the Assignee. Each of the Assignor and the Assignee hereby agrees to that if it receives any amount under the Credit Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and shall promptly pay the same to such other party.


     [SECTION 4. Consent of the Company and the Agent. This Agreement is conditioned upon the consent of the Company and the Agent pursuant to Section 10.06(c) of the Credit Agreement. The execution of this Agreement by the Company and the Agent is evidence of this consent. Pursuant to Section 10.06(c) the Company agrees to cause the Borrower to execute and deliver a Note payable to the order of the Assignee to evidence the assignment and assumption provided for herein.]

____________________

     ****Amount should combine principal together with accrued interest and breakage compensation, if any, to be paid by the Assignee, net of any portion of any upfront fee to be paid by the Assignor to the Assignee. It may be preferable in an appropriate case to specify these amounts generically or by formula rather than as a fixed sum.

     SECTION 5. Non-Reliance on Assignor. The Assignor makes no representation or warranty in connection with, and shall have no responsibility with respect to, the solvency, financial condition, or statements of the Company or the Borrower, or the validity and enforceability of the obligations of the Company or the Borrower in respect of the Credit Agreement or any Note. The Assignee acknowledges that it has, independently and without reliance on the Assignor, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and will continue to be responsible for making its own independent appraisal of the business, affairs and financial condition of the Company and the Borrower.

     SECTION 6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 7. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                                             [ASSIGNOR]

                                             By__________________________
                                               Title:

                                             [ASSIGNEE]

                                             By_________________________
                                               Title:


                                             [U S WEST, INC.

                                             By_________________________
                                               Title:


                                             MORGAN GUARANTY TRUST
                                              COMPANY OF NEW YORK, as
                                              Administrative Agent

                                             By________________________
                                               Title:]

                                                                       EXHIBIT H


                               EXTENSION AGREEMENT


US WEST Capital Funding, Inc.
US WEST, Inc.
7800 East Orchard Road
Englewood, Colorado  80111

Morgan Guaranty Trust Company of
  New York, as Administrative Agent
  under the Credit Agreement referred
  to below
60 Wall Street
New York, NY  10260

Gentlemen:

     The undersigned hereby agree to extend the Revolving Credit Period under the 364-Day Credit Agreement dated as of November 1, 1996 among US WEST Capital Funding, Inc., US WEST, Inc., the Banks listed therein, the other agents named therein and Morgan Guaranty Trust Company of New York, as Administrative Agent (the "Credit Agreement") for 364 days to ____________ __, ____. Terms defined in the Credit Agreement are used herein as therein defined.

     This Extension Agreement shall be construed in accordance with and governed by the law of the State of New York. It may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                                            [NAME OF BANK]*****

                                            By_________________________

____________________

     *****Insert names of Banks which have responded affirmatively in accordance with Section 2.01(b) of the Credit Agreement.

                                               Title:

                                            [NAME OF BANK]*****

                                            By________________________
                                              Title:


                                            [NAME OF BANK]*

                                            By_______________________
                                              Title:

                                            [NAME OF BANK]*

                                            By_______________________
                                              Title:


                                            [NAME OF BANK]*

                                            By______________________
                                              Title:


                                            [NAME OF BANK]*

                                            By______________________
                                            Title:
____________________

     *****Insert names of Banks which have responded affirmatively in accordance with Section 2.01(b) of the Credit Agreement.

Agreed and accepted:

US WEST CAPITAL FUNDING, INC.


By_________________________
  Title


US WEST, INC.


By__________________________
  Title


MORGAN GUARANTY TRUST COMPANY
  OF NEW YORK, as Administrative Agent


By___________________________
  Title

                                                                  CONFORMED COPY






                                    $3,000,000,000

                                      FIVE-YEAR

                                   CREDIT AGREEMENT


                                     dated as of


                                   November 1, 1996


                                        among


                            U S WEST Capital Funding, Inc.
                                    U S WEST, Inc.


                               The Banks Listed Herein

                                   Citibank, N.A.,
                                 as Syndication Agent


                                The Bank of New York,
                                as Documentation Agent

                                         and

                      Morgan Guaranty Trust Company of New York,
                               as Administrative Agent

                               TABLE OF CONTENTS


                                                                            Page
                                    ARTICLE 1
                                   Definitions
Section 1.01.  Definitions.....................................................1
Section 1.02.  Accounting Terms and Determinations............................11
Section 1.03.  Types of Borrowings............................................12

                                   ARTICLE 2
                                  The Credit
Section 2.01.  Commitments to Lend.......... .................................12
Section 2.02.  Notice of Committed Borrowing..................................13
Section 2.03.  Money Market Borrowings........................................14
Section 2.04.  Notice to Banks; Funding of Loans..............................18
Section 2.05.  Notes..........................................................19
Section 2.06.  Maturity of Loans..............................................19
Section 2.07.  Interest Rates.................................................19
Section 2.08.  Facility Fees..................................................22
Section 2.09.  Optional Termination or Reduction of Commitments...............22
Section 2.10.  Method of Electing Interest Rates..............................22
Section 2.11.  Optional Prepayments...........................................24
Section 2.12.  General Provisions as to Payments..............................24
Section 2.13.  Funding Losses.................................................25
Section 2.14.  Computation of Interest and Fees...............................25
Section 2.15.  Change of Control..............................................26

                                   ARTICLE 3
                                  Conditions
Section 3.01.  Closing........................................................26
Section 3.02.  Borrowings.....................................................27

------------------
*The Table of Contents is not part of this Agreement.

                                   ARTICLE 4
                          Representations and Warranties
                                                                            Page
Section 4.01.  Corporate Existence and Power.................................28
Section 4.02.  Corporate and Governmental Authorization; No Contravention....28
Section 4.03.  Binding Effect................................................28
Section 4.04.  Financial Information.........................................28
Section 4.05.  Litigation....................................................29
Section 4.06.  Compliance with ERISA.........................................29
Section 4.07.  Environmental Matters.........................................30
Section 4.08.  Taxes.........................................................30
Section 4.09.  Subsidiaries..................................................31
Section 4.10.  Not an Investment Company.....................................31
Section 4.11.  Full Disclosure...............................................31

                                   ARTICLE 5
                                   Covenants
Section 5.01.  Information....................................................31
Section 5.02.  Maintenance of Property; Insurance.............................33
Section 5.03.  Maintenance of Existence.......................................34
Section 5.04.  Compliance with Laws...........................................34
Section 5.05.  Inspection of Property, Books and Records......................34
Section 5.06.  Subsidiary Debt................................................34
Section 5.07.  Debt Coverage..................................................35
Section 5.08.  Negative Pledge................................................35
Section 5.09.  Consolidations, Mergers and Sales of Assets....................36
Section 5.10.  Use of Proceeds................................................36

                                   ARTICLE 6
                                    Defaults
Section 6.01.  Events of Default..............................................37
Section 6.02.  Notice of Default..............................................39

                                   ARTICLE 7
                                   The Agent
Section 7.01.  Appointment and Authorization..................................39
Section 7.02.  Agent and Affiliates...........................................39
Section 7.03.  Action by Agent................................................40
Section 7.04.  Consultation with Experts......................................40
Section 7.05.  Liability of Agent.............................................40

                                                                           Page
Section 7.06.  Indemnification..............................................40
Section 7.07.  Credit Decision..............................................41
Section 7.08.  Successor Agent..............................................41
Section 7.09.  Agent's Fee..................................................41
Section 7.10.  Other Agents.................................................41

                                   ARTICLE 8
                           Changes in Circumstances
Section 8.01.  Basis for Determining Interest Rate Inadequate
                 or Unfair....................................................42
Section 8.02.  Illegality.....................................................42
Section 8.03.  Increased Cost and Reduced Return..............................43
Section 8.04.  Taxes..........................................................44
Section 8.05.  Domestic Loans Substituted for Affected
                 Euro-Dollar Loans............................................46
Section 8.06.  Substitution of Bank...........................................46

                                   ARTICLE 9
                                   Guaranty
Section 9.01.  The Guaranty...................................................47
Section 9.02.  Guaranty Unconditional.........................................47
Section 9.03.  Discharge Only upon Payment in Full;
                 Reinstatement In Certain Circumstances.......................48
Section 9.04.  Waiver by the Company..........................................48
Section 9.05.  Subrogation....................................................48
Section 9.06.  Stay of Acceleration...........................................49

                                   ARTICLE 10
                                  Miscellaneous
Section 10.01.  Notices.......................................................49
Section 10.02.  No Waivers....................................................49
Section 10.03.  Expenses; Indemnification.....................................49
Section 10.04.  Sharing of Set-offs...........................................51
Section 10.05.  Amendments and Waivers........................................51
Section 10.06.   Successors and Assigns.......................................51
Section 10.07.  Termination of Existing Credit Agreements.....................53
Section 10.08.  Governing Law; Submission to Jurisdiction.....................53
Section 10.09.  Counterparts; Integration; Effectiveness......................54
Section 10.10.  WAIVER OF JURY TRIAL..........................................54
Section 10.11.  Confidentiality...............................................54

Pricing Schedule

Schedule 4.07  -  Environmental Matters

Exhibit A -   Note

Exhibit B -   Money Market Quote Request

Exhibit C -   Invitation for Money Market Quotes

Exhibit D -   Money Market Quote

Exhibit E -   Opinion of Counsel for the Company and the Borrower

Exhibit F -   Opinion of Special Counsel for the Administrative Agent

Exhibit G -   Assignment and Assumption Agreement

Exhibit H -   Extension Agreement

                                CREDIT AGREEMENT


     AGREEMENT dated as of November 1, 1996 among U S WEST Capital Funding, Inc., U S WEST, Inc., the BANKS listed on the signature pages hereof, CITIBANK, N.A., as Syndication Agent, THE BANK OF NEW YORK, as Documentation Agent, and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent.

     The parties hereto agree as follows:

                                   ARTICLE 1
                                  Definitions
     Section 1.01.  Definitions

     The following terms, as used herein, have the following meanings:

     "Absolute Rate Auction" means a solicitation of Money Market Quotes setting forth Money Market Absolute Rates pursuant to Section 2.03.

     "Acquisition" means the merger of Continental Cablevision, Inc. ("Continental"), with and into the Company or a Wholly-Owned Consolidated Subsidiary, provided that the cash consideration payable to shareholders of Continental in connection with such merger shall not exceed the "Cash Consideration Amount" (as defined in the Agreement and Plan of Merger among the Company, Continental Merger Corporation and Continental dated as of February 27, 1996 and amended and restated as of June 27, 1996 and further amended as of October 7, 1996) without the consent of the Required Banks, which consent shall not be unreasonably withheld or delayed.

     "Adjusted London Interbank Offered Rate" has the meaning set forth in
Section 2.07(b).

     "Administrative Questionnaire" means, with respect to each Bank, an administrative questionnaire in the form prepared by the Agent and submitted to the Agent (with a copy to the Company) duly completed by such Bank.

     "Agent" means Morgan Guaranty Trust Company of New York in its capacity as administrative agent for the Banks hereunder, and its successors in such capacity.

     "Applicable Lending Office" means, with respect to any Bank, (i) in the case of its Domestic Loans, its Domestic Lending Office, (ii) in the case of its Euro-Dollar Loans, its Euro-Dollar Lending Office and (iii) in the case of its Money Market Loans, its Money Market Lending Office.

     "Assignee" has the meaning set forth in Section 10.06(c).

     "Bank" means each bank listed on the signature pages hereof, each Assignee which becomes a Bank pursuant to Section 10.06(c), and their respective successors.

     "Base Rate" means, for any day, a rate per annum equal to the higher of
(i) the Prime Rate for such day and (ii) the sum of 1/2 of 1% plus the Federal Funds Rate for such day.

     "Benefit Arrangement" means at any time an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by any member of the ERISA Group.

     "Borrower" means U S WEST Capital Funding, Inc., a Colorado corporation, and its successors.

     "Borrowing" has the meaning set forth in Section 1.03.

     "Closing Date" means the date on or after the Effective Date on which the Agent shall have received the documents specified in or pursuant to
Section 3.01.

     "Commitment" means, with respect to each Bank, the amount set forth opposite the name of such Bank on the signature pages hereof, as such amount may be reduced from time to time pursuant to Sections 2.09 and 2.11.

     "Committed Loan" means a loan to be made by a Bank pursuant to Section 2.01(a); provided that if any such loan or loans are combined or subdivided pursuant to a Notice of Interest Rate Election, the term "Committed Loan" shall refer to the combined principal amount resulting from such combination or to each of the separate principal amounts resulting from such subdivision, as the case may be.

     "Company" means U S WEST, Inc., a Delaware corporation, and its successors.

     "Company's 1995 Form 10-K" means the Company's annual report on Form 10-K for 1995, as filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.

     "Consolidated Net Worth" means at any date the consolidated shareowners' equity of the Company and its Consolidated Subsidiaries determined as of such date.

     "Consolidated Subsidiary" means at any date any Subsidiary or other entity the accounts of which would be consolidated with those of the Company in its consolidated financial statements if such statements were prepared as of such date.

     "Debt" of any Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments,
(iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee which are capitalized in accordance with generally accepted accounting principles, (v) all Debt secured by a Lien on any asset of such Person, whether or not such Debt is otherwise an obligation of such Person, and (vi) all Debt of others Guaranteed by such Person. Notwithstanding the foregoing, for purposes of Sections 5.06 and 5.07 Debt shall in no event include the following:

     (x) Debt of Persons which are not Consolidated Subsidiaries ("Joint Ventures") (i) which is secured by a Lien on the assets or capital stock of a Minor Subsidiary or the equity interests in such Joint Ventures or is Guaranteed by a Minor Subsidiary, which Lien or Guarantee is incurred in connection with the international operations of the Company and its Subsidiaries, and (ii) for the payment of which no other recourse may be had to the Company or any of its Subsidiaries; and

     (y) Debt of the Company or the Borrower issued in connection with the issuance of Trust Originated Preferred Securities or substantially similar securities, so long as such Debt is subordinated and junior in right of payment to substantially all liabilities of the Company or the Borrower, as the case may be, including, without limitation, the Loans.

     "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

     "Domestic Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized by law to close.

     "Domestic Lending Office" means, as to each Bank, its office located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Domestic Lending Office) or such other office as such Bank may hereafter designate as its Domestic Lending Office by notice to the Company and the Agent.

     "Domestic Loan" means (i) a Committed Loan which bears interest at the Base Rate pursuant to the applicable Notice of Committed Borrowing or Notice of Interest Rate Election or the provisions of Article 8 or (ii) an overdue amount which was a Domestic Loan immediately before it became overdue.

     "Effective Date" means the date this Agreement becomes effective in accordance with Section 10.09.

     "Environmental Laws" means any and all federal, state, local and foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to the environment, the effect of the environment on human health or to emissions, discharges or releases of pollutants, contaminants, Hazardous Substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, Hazardous Substances or wastes or the clean-up or other remediation thereof.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute.

     "ERISA Group" means the Company, any Subsidiary and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Company or any Subsidiary, are treated as a single employer under Section 414 of the Internal Revenue Code.

     "Euro-Dollar Business Day" means any Domestic Business Day on which commercial banks are open for international business (including dealings in dollar deposits) in London.

     "Euro-Dollar Lending Office" means, as to each Bank, its office, branch or affiliate located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Euro-Dollar Lending Office) or such other office, branch or affiliate of such Bank as it may hereafter designate as its Euro-Dollar Lending Office by notice to the Company and the Agent.

     "Euro-Dollar Loan" means (i) a Committed Loan which bears interest at a Euro-Dollar Rate pursuant to the applicable Notice of Committed Borrowing or Notice of Interest Rate Election or (ii) an overdue amount which was a Euro-Dollar Loan before it became overdue.

     "Euro-Dollar Margin" has the meaning set forth in Section 2.07(b).

     "Euro-Dollar Rate" means a rate of interest determined pursuant to
Section 2.07(b) on the basis of an Adjusted London Interbank Offered Rate.

     "Euro-Dollar Reference Banks" means the principal London offices of Citibank, N.A., The Bank of New York and Morgan Guaranty Trust Company of New York, and "Euro-Dollar Reference Bank" means any one of the foregoing.

     "Euro-Dollar Reserve Percentage" has the meaning set forth in Section 2.07(b).

     "Event of Default" has the meaning set forth in Section 6.01.

     "Existing Credit Agreements" means the Credit Agreements dated as of August 8, 1994, as amended, among the Borrower, the Company, the banks listed on the signature pages thereof and Morgan Guaranty Trust Company of New York, as Agent.

      "Federal Funds Rate" means, for any day, the rate per annum (rounded upward, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day, provided that (i) if such day is not a Domestic Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and (ii) if no such rate is so published on such next succeeding Domestic Business Day, the Federal Funds Rate for such day shall be the average rate quoted to Morgan Guaranty Trust Company of New York on such day on such transactions as determined by the Agent.

     "Fixed Rate Loans" means Euro-Dollar Loans or Money Market Loans (excluding Money Market LIBOR Loans bearing interest at the Base Rate pursuant to Section 8.01(a)) or any combination of the foregoing.

     "Group of Loans" means at any time a group of Loans consisting of (i) all Committed Loans which are Domestic Loans at such time or (ii) all Committed Loans which are Euro-Dollar Loans having the same Interest Period at such time; provided that, if a Committed Loan of any particular Bank is converted to or made as a Domestic Loan pursuant to Section 8.02 or 8.05, such Loan shall be included in the same Group or Groups of Loans from time to time as it would have been in if it had not been so converted or made.

     "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

     "Hazardous Substances" means any toxic, radioactive, caustic or otherwise hazardous substance, including petroleum, its derivatives, by-products and other hydrocarbons, or any substance having any constituent elements displaying any of the foregoing characteristics.

     "Indemnitee" has the meaning set forth in Section 10.03(b).

     "Indentures" means the agreements or instruments evidencing the following Debt of Continental Cablevision, Inc., and its successors: (i) the 10 5/8% Senior Subordinated Notes Due June 15, 2002; (ii) the 11% Senior Subordinated Debentures Due June 1, 2007; (iii) the 8 5/8% Senior Notes Due August 15, 2003; (iv) the 9% Senior Debentures Due September 1, 2008; (v) the 8 7/8% Senior Debentures Due September 15, 2002; (vi) the 9 1/2% Senior Debentures Due August 1, 2013; (vii) the 8 1/2% Senior Notes Due September
15, 2001; and (viii) any other Debt containing terms and conditions as or more favorable to the holders thereof than the terms and conditions of any of the foregoing Debt.

     "Interest Period" means: (1) with respect to each Euro-Dollar Loan, a period commencing on the date of borrowing specified in the applicable Notice of Borrowing or the date specified in the applicable Notice of Interest Rate Election and ending one, two, three or six months thereafter, as the Borrower may elect in the applicable notice; provided that:

          (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

          (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Euro-Dollar Business Day of a calendar month; and

          (c) any Interest Period which would otherwise end after a Termination Date shall end on such Termination Date.

     (2) with respect to each Money Market LIBOR Loan, the period commencing on the date of borrowing specified in the applicable Notice of Borrowing and ending such whole number of months thereafter as the Borrower may elect in accordance with Section 2.03; provided that:

          (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

          (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Euro-Dollar Business Day of a calendar month; and

          (c) any Interest Period which would otherwise end after a Termination Date shall end on such Termination Date.

     (3) with respect to each Money Market Absolute Rate Loan, the period commencing on the date of borrowing specified in the applicable Notice of Borrowing and ending such number of days thereafter (but not less than 7 days) as the Borrower may elect in accordance with Section 2.03; provided that:

          (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day; and

          (b) any Interest Period which would otherwise end after a Termination Date shall end on such Termination Date.

     "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended, or any successor statute.

     "LIBOR Auction" means a solicitation of Money Market Quotes setting forth Money Market Margins based on the London Interbank Offered Rate pursuant to Section 2.03.

     "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind, or any other type of preferential arrangement that has the practical effect of creating a security interest, in respect of such asset. For the purposes of this Agreement, the Company or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

     "Loan" means a Domestic Loan or a Euro-Dollar Loan or a Money Market Loan and "Loans" means Domestic Loans or Euro-Dollar Loans or Money Market Loans or any combination of the foregoing.

     "London Interbank Offered Rate" has the meaning set forth in Section
2.07(b).

     "Margin Stock" means "margin stock" as such term is defined in Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

     "Material Debt" means Debt (other than the Notes) of the Company and/or one or more of its Subsidiaries, arising in one or more related or unrelated transactions, in an aggregate principal amount exceeding $100,000,000.

     "Material Plan" means at any time a Plan or Plans having aggregate Unfunded Liabilities in excess of $100,000,000.

     "Minor Subsidiary" means, for purposes of the last sentence of the definition of Debt and of Section 5.08(f) (the "Relevant Provisions"), (i) USW PCN Inc., and (ii) any other Subsidiary which, at the time of the issuance of a Guarantee or grant of a Lien referred to in the Relevant Provisions, had assets which, when taken together with all assets of Subsidiaries at any earlier time when such Subsidiaries were deemed to be Minor Subsidiaries pursuant to this clause (ii), did not exceed $250,000,000.

     "Money Market Absolute Rate" has the meaning set forth in Section
2.03(d).

     "Money Market Absolute Rate Loan" means a loan to be made by a Bank pursuant to an Absolute Rate Auction.

     "Money Market Lending Office" means, as to each Bank, its Domestic Lending Office or such other office, branch or affiliate of such Bank as it may hereafter designate as its Money Market Lending Office by notice to the Company and the Agent; provided that any Bank may from time to time by notice to the Company and the Agent designate separate Money Market Lending Offices for its Money Market LIBOR Loans, on the one hand, and its Money Market Absolute Rate Loans, on the other hand, in which case all references herein to the Money Market Lending Office of such Bank shall be deemed to refer to either or both of such offices, as the context may require.

     "Money Market LIBOR Loan" means a loan to be made by a Bank pursuant to a LIBOR Auction (including such a loan bearing interest at the Base Rate pursuant to Section 8.01(a)).

     "Money Market Loan" means a Money Market LIBOR Loan or a Money Market Absolute Rate Loan.

     "Money Market Margin" has the meaning set forth in Section 2.03(d).

     "Money Market Quote" means an offer by a Bank to make a Money Market Loan in accordance with Section 2.03.

     "Multiemployer Plan" means at any time an employee pension benefit plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such five year period.

     "Notes" means promissory notes of the Borrower, substantially in the form of Exhibit A hereto, evidencing the obligation of the Borrower to repay the Loans made to it, and "Note" means any one of such promissory notes issued hereunder.

     "Notice of Borrowing" means a Notice of Committed Borrowing (as defined in Section 2.02) or a Notice of Money Market Borrowing (as defined in Section 2.03(f)). "Parent" means, with respect to any Bank, any Person controlling such Bank.

     "Participant" has the meaning set forth in Section 10.06(b). "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

     "Person" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     "Plan" means at any time an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either (i) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or (ii) has at any time within the preceding five years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group.

     "Pricing Schedule" means the Schedule attached hereto and identified as such.

     "Prime Rate" means the rate of interest publicly announced by Morgan Guaranty Trust Company of New York in New York City from time to time as its Prime Rate.

     "Required Banks" means at any time Banks having more than 50% of the aggregate amount of the Commitments or, if the Commitments shall have been terminated, holding Notes evidencing more than 50% of the aggregate unpaid principal amount of the Loans.

     "Revolving Credit Period" means the period from and including the Effective Date to but excluding the Termination Date.

     "Significant Subsidiary" means any Subsidiary which would meet the definition of "significant subsidiary" contained as of the date hereof in Regulation S-X of the Securities and Exchange Commission.

     "Subsidiary" means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Company.

     "Super-Majority Banks" means at any time Banks having at least 85% of the aggregate amount of the Commitments or, if the Commitments shall have been terminated, holding Notes evidencing at least 85% of the aggregate unpaid principal amount of the Loans.

     "Termination Date" means, with respect to each Bank, November 1, 2001, or such later date to which the Termination Date for such Bank shall have been extended pursuant to Section 2.01(b), or, if such day is not a Euro-Dollar Business Day, the next preceding Euro-Dollar Business Day.

     "Unfunded Liabilities" means, with respect to any Plan at any time, the amount (if any) by which (i) the value of all benefit liabilities under such Plan, determined on a plan termination basis using the assumptions prescribed by the PBGC for purposes of Section 4044 of ERISA, exceeds (ii) the fair market value of all Plan assets allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contributions), all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the ERISA Group to the PBGC or any other Person under Title IV of ERISA.

     "United States" means the United States of America, including the States and the District of Columbia, but excluding its territories and possessions.

     "Wholly-Owned Consolidated Subsidiary" means any Consolidated Subsidiary all of the shares of capital stock or other ownership interests of which (except directors' qualifying shares) are at the time directly or indirectly owned by the Company.

     Section 1.02. Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with generally accepted accounting principles as in effect from time to time in the United States, applied on a basis consistent (except for changes concurred in by the Company's independent public accountants) with the most recent audited consolidated financial statements of the Company and its Consolidated Subsidiaries delivered to the Banks; provided that, if the Company notifies the Agent that the Company wishes to amend any covenant in
Article 5 to eliminate the effect of any change in such generally accepted accounting principles on the operation of such covenant (or if the Agent notifies the Company that the Required Banks wish to amend Article 5 for such purpose), then compliance with such covenant shall be determined on the basis of generally accepted accounting principles in effect in the United States immediately before the relevant change in generally accepted accounting principles became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Company and the Required Banks.

     Section 1.03. Types of Borrowings. The term "Borrowing" denotes the aggregation of Loans of one or more Banks to be made to the Borrower pursuant to Article 2 on a single date, all of which Loans are of the same type (subject to Article 8) and, except in the case of Domestic Loans, have the same Interest Period or initial Interest Period. Borrowings are classified for purposes of this Agreement either by reference to the pricing of Loans comprising such Borrowing (e.g., a "Euro-Dollar Borrowing" is a Borrowing comprised of Euro-Dollar Loans) or by reference to the provisions of Article 2 under which participation therein is determined (i.e., a "Committed Borrowing" is a Borrowing under Section 2.01(a) in which all Banks participate in proportion to their Commitments, while a "Money Market Borrowing" is a Borrowing under Section

2.03 in which the Bank participants are determined on the basis of their bids in accordance therewith).

                                    ARTICLE 2
                                    The Credit

     Section 2.01. Commitments to Lend.

     (a) The Commitments. During the Revolving Credit Period each Bank severally agrees, on the terms and conditions set forth in this Agreement, to make loans to the Borrower pursuant to this Section from time to time in amounts such that the aggregate principal amount of Committed Loans by such Bank at any one time outstanding to the Borrower shall not exceed the amount of its Commitment. Each Borrowing under this Section shall be in an aggregate principal amount of $25,000,000 or any larger multiple of $5,000,000 (except that any such Borrowing may be in the aggregate amount available in accordance with Section 3.02(c)) and shall be made from the several Banks ratably in proportion to their respective Commitments. Within the foregoing limits, the Borrower may borrow under this Section, repay, or to the extent permitted by Section 2.11, prepay Loans and reborrow at any time during the Revolving Credit Period under this Section. The Commitments shall terminate at the close of business on the Termination Date.

     (b) Extension of Commitments. The Commitments may be extended in the manner and amount set forth in this subsection (b), for a period of 364 days measured from the Termination Date then in effect. If the Company wishes to request an extension of each Bank's Commitment, it shall give notice to that effect to the Agent not less than 45 days prior to the Termination Date then in effect, whereupon the Agent shall promptly notify each of the Banks of such request. Each Bank will use its best efforts to respond to such request, whether affirmatively or negatively, as it may elect in its discretion, within 30 days of such notice to the Agent. If any Bank shall not have responded affirmatively within such 30-day period, such Bank shall be deemed to have rejected the Company's proposal to extend its Commitment, and only the Commitments of those Banks which have responded affirmatively shall be extended, subject to receipt by the Agent of counterparts of an Extension Agreement in substantially the form of Exhibit H hereto duly completed and signed by the Borrower, the Company, the Agent and all of the Banks which have responded affirmatively. The Agent shall provide to the Company, no later than 10 days prior to the Termination Date then in effect, a list of the Banks which have responded affirmatively. The Extension

Agreement shall be executed and delivered no later than five days prior to the Termination Date then in effect, and no extension of the Commitments pursuant to this subsection (b) shall be legally binding on any party hereto unless and until such Extension Agreement is so executed and delivered. The Company and the Borrower may decline to execute and deliver such Extension Agreement if any Bank has rejected the Company's proposal to extend its Commitment or has failed to execute and deliver such Extension Agreement, and will promptly notify the Agent and the Banks if it so declines.

     Section 2.02. Notice of Committed Borrowing. The Borrower shall give the Agent notice (a "Notice of Committed Borrowing") not later than 10:30 A.M. (New York City time) on (x) the date of each Domestic Borrowing, and (y) the third Euro-Dollar Business Day before each Euro-Dollar Borrowing, specifying:

     (i) the date of such Borrowing, which shall be a Domestic Business Day in the case of a Domestic Borrowing or a Euro-Dollar Business Day in the case of a Euro-Dollar Borrowing,

     (ii)  the aggregate amount of such Borrowing,

     (iii) whether the Loans comprising such Borrowing bear interest initially at the Base Rate or at a Euro-Dollar Rate, and

     (iv) in the case of a Euro-Dollar Borrowing, the duration of the initial Interest Period applicable thereto, subject to the provisions of the definition of Interest Period.

    Section 2.03. Money Market Borrowings. (a) The Money Market Option. In addition to Committed Borrowings pursuant to Section 2.01(a), the Borrower may, as set forth in this Section, request the Banks during the Revolving Credit Period to make offers to make Money Market Loans to the Borrower. The Banks may, but shall have no obligation to, make such offers and the Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this Section.

     (b) Money Market Quote Request. When the Borrower wishes to request offers to make Money Market Loans under this Section, it shall transmit to the Agent by telex or facsimile transmission a Money Market Quote Request substantially in the form of Exhibit B hereto so as to be received no later than 9:00 A.M. (New York City time) on (x) the fourth Euro-Dollar Business Day prior to the date of Borrowing proposed therein, in the case of a LIBOR Auction or (y) the Domestic Business Day prior to the date of Borrowing proposed therein, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Company and the Agent shall have mutually agreed and shall have notified to the Banks not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective) specifying:

     (i) the proposed date of Borrowing, which shall be a Euro-Dollar Business Day in the case of a LIBOR Auction or a Domestic Business Day in the case of an Absolute Rate Auction,

     (ii) the aggregate amount of such Borrowing, which shall be $25,000,000 or a larger multiple of $5,000,000,

     (iii) the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period, and

     (iv) whether the Money Market Quotes requested are to set forth a Money Market Margin or a Money Market Absolute Rate.

     The Borrower may request offers to make Money Market Loans for more than one Interest Period in a single Money Market Quote Request. No Money Market Quote Request shall be given within five Euro-Dollar Business Days (or such other number of days as the Company and the Agent may agree) of any other Money Market Quote Request.

     (c) Invitation for Money Market Quotes. Promptly upon receipt of a Money Market Quote Request, the Agent shall send to the Banks by telex or facsimile transmission an Invitation for Money Market Quotes substantially in the form of Exhibit C hereto, which shall constitute an invitation by the Borrower to each Bank to submit Money Market Quotes offering to make the Money Market Loans to which such Money Market Quote Request relates in accordance with this Section.

     (d) Submission and Contents of Money Market Quotes. (i) Each Bank may submit a Money Market Quote containing an offer or offers to make Money Market Loans in response to any Invitation for Money Market Quotes. Each Money Market Quote must comply with the requirements of this subsection (d) and must be submitted to the Agent by telex or facsimile transmission at its offices specified in or pursuant to Section 10.01 not later than (x) 10:30 A.M. (New York City time) on the third Euro-Dollar Business Day prior to the proposed date of Borrowing, in the case of a LIBOR Auction or (y) 9:15 A.M. (New York City time) on the proposed date of Borrowing, in the case of an

Absolute Rate Auction (or, in either case, such other time or date as the Company and the Agent shall have mutually agreed and shall have notified to the Banks not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective); provided that Money Market Quotes submitted by the Agent (or any affiliate of the Agent) in the capacity of a Bank may be submitted, and may only be submitted, if the Agent or such affiliate notifies the Borrower of the terms of the offer or offers contained therein not later than (x) one hour prior to the deadline for the other Banks, in the case of a LIBOR Auction or (y) 15 minutes prior to the deadline for the other Banks, in the case of an Absolute Rate Auction. Subject to Articles 3 and 6, any Money Market Quote so made shall be irrevocable except with the written consent of the Agent given on the instructions of the Borrower.

     (ii) Each Money Market Quote shall be in substantially the form of Exhibit D hereto and shall in any case specify:

     (A)  the proposed date of Borrowing,

     (B) the principal amount of the Money Market Loan for which each such offer is being made, which principal amount (w) may be greater than or less than the Commitment of the quoting Bank, (x) must be $5,000,000 or a larger multiple of $1,000,000, (y) may not exceed the principal amount of Money Market Loans for which offers were requested, and (z) may be subject to an aggregate limitation as to the principal amount of Money Market Loans for which offers being made by such quoting Bank may be accepted,

     (C) in the case of a LIBOR Auction, the margin above or below the applicable London Interbank Offered Rate (the "Money Market Margin") offered for each such Money Market Loan, expressed as a percentage (specified to the nearest 1/10,000th of 1%) to be added to or subtracted from such base rate,

     (D) in the case of an Absolute Rate Auction, the rate of interest per annum (specified to the nearest 1/10,000th of 1%) (the "Money Market Absolute Rate") offered for each such Money Market Loan, and

     (E)  the identity of the quoting Bank.

A Money Market Quote may set forth up to five separate offers by the quoting Bank with respect to each Interest Period specified in the related Invitation for Money Market Quotes.

     (iii)  Any Money Market Quote shall be disregarded if it:

     (A) is not substantially in conformity with Exhibit D hereto or does not specify all of the information required by subsection (d)(ii);

     (B)  contains qualifying, conditional or similar language;

     (C) proposes terms other than or in addition to those set forth in the applicable Invitation for Money Market Quotes; or

     (D)  arrives after the time set forth in subsection (d)(i).

     (e) Notice to Borrower. The Agent shall promptly (and in any event no later than 11:00 A.M. (New York time) on (i) the third Euro-Dollar Business Day prior to the proposed date of Borrowing, in the case of a LIBOR Auction or (ii) the proposed date of Borrowing, in the case of an Absolute Rate Auction) notify the Borrower of the terms (x) of any Money Market Quote submitted by a Bank that is in accordance with subsection (d) and (y) of any Money Market Quote that amends, modifies or is otherwise inconsistent with a previous Money Market Quote submitted by such Bank with respect to the same Money Market Quote Request. Any such subsequent Money Market Quote shall be disregarded by the Agent unless such subsequent Money Market Quote is submitted solely to correct a manifest error in such former Money Market Quote. The Agent's notice to the Borrower shall specify (A) the aggregate principal amount of Money Market Loans for which offers have been received for each Interest Period specified in the related Money Market Quote Request,
(B) the respective principal amounts and Money Market Margins or Money Market Absolute Rates, as the case may be, so offered and (C) if applicable, limitations on the aggregate principal amount of Money Market Loans for which offers in any single Money Market Quote may be accepted.

     (f) Acceptance and Notice by Borrower. Not later than 11:15 A.M. (New York City time) on (x) the third Euro-Dollar Business Day prior to the proposed date of Borrowing, in the case of a LIBOR Auction or (y) the proposed date of Borrowing, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Company and the Agent shall have mutually agreed and shall have notified to the Banks not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective), the Borrower shall notify the Agent of its acceptance or non-acceptance of the offers so notified to it pursuant to subsection (e). In the case of acceptance, such notice (a "Notice of Money Market Borrowing") shall specify the aggregate principal amount of offers for each Interest Period that are accepted. The Borrower may accept any Money Market Quote in whole or in part; provided that:

     (i) the aggregate principal amount of each Money Market Borrowing may not exceed the applicable amount set forth in the related Money Market Quote Request,

     (ii) the principal amount of each Money Market Borrowing must be $25,000,000 or a larger multiple of $5,000,000,

     (iii) acceptance of offers may only be made on the basis of ascending Money Market Margins or Money Market Absolute Rates, as the case may be, and

     (iv) the Borrower may not accept any offer that is described in subsection (d)(iii) or that otherwise fails to comply with the requirements of this Agreement.

    (g) Allocation by Agent. If offers are made by two or more Banks with the same Money Market Margins or Money Market Absolute Rates, as the case may be, for a greater aggregate principal amount than the amount in respect of which such offers are accepted for the related Interest Period, the principal amount of Money Market Loans in respect of which such offers are accepted shall be allocated by the Agent among such Banks as nearly as possible (in multiples of $1,000,000, as the Agent may deem appropriate) in proportion to the aggregate principal amounts of such offers. Determinations by the Agent of the amounts of Money Market Loans shall be conclusive in the absence of manifest error.

     Section 2.04 Notice to Banks; Funding of Loans. (a) Upon receipt of a Notice of Borrowing, the Agent shall promptly notify each Bank of the contents thereof and of such Bank's share (if any) of such Borrowing and such Notice of Borrowing shall not thereafter be revocable by the Borrower.

     (b) Not later than 1:00 P.M. (New York City time) on the date of each Borrowing, each Bank participating therein shall (except as provided in subsection (c) of this Section) make available its share of such Borrowing, in Federal or other funds immediately available in New York City, to the Agent at its address referred to in Section 10.01. Unless any applicable condition specified in Article 3 has not been satisfied, as determined by the Agent in accordance with Article 3, the Agent will make the funds so received from the Banks immediately available to the Borrower at the Agent's aforesaid address.

     (c) If any Bank makes a new Loan hereunder to the Borrower on a day on which the Borrower is to repay all or any part of an outstanding Loan from such Bank, such Bank shall apply the proceeds of its new Loan to make such repayment and only an amount equal to the difference (if any) between the amount being borrowed by the Borrower and the amount being repaid shall be made available by such Bank to the Agent as provided in subsection (b) of this Section, or remitted by the Borrower to the Agent as provided in Section 2.12, as the case may be.

     (d) Unless the Agent shall have received notice from a Bank prior to the date of any Borrowing (or, in the case of a Base Rate Borrowing, prior to Noon (New York City time) on the date of such Borrowing) that such Bank will not make available to the Agent such Bank's share of such Borrowing, the Agent may assume that such Bank has made such share available to the Agent on the date of such Borrowing in accordance with subsections (b) and (c) of this
Section 2.04 and the Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Bank shall not have so made such share available to the Agent, such Bank and the Borrower severally agree to repay to the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Agent, at (i) in the case of the Borrower, a rate per annum equal to the higher of the Federal Funds Rate and the interest rate applicable thereto pursuant to Section 2.07 and (ii) in the case of such Bank, the Federal Funds Rate. If such Bank shall repay to the Agent such corresponding amount, such amount so repaid shall constitute such Bank's Loan included in such Borrowing for purposes of this Agreement. If the Borrower shall have repaid such corresponding amount of such Bank, such Bank shall reimburse the Borrower for any loss on account thereof incurred by the Borrower.

     Section 2.05. Notes. (a) The Loans of each Bank to the Borrower shall be evidenced by a single Note of the Borrower payable to the order of such Bank for the account of its Applicable Lending Office, unless such Bank requests otherwise, in an amount equal to the aggregate unpaid principal amount of such Bank's Loans to the Borrower.

     (b) Each Bank may, by notice to the Borrower and the Agent, request that its Loans of a particular type to the Borrower be evidenced by a separate Note of the Borrower in an amount equal to the aggregate unpaid principal amount of such Loans. Each such Note shall be in substantially the form of Exhibit A hereto with appropriate modifications to reflect the fact that it evidences solely Loans of the relevant type. Each reference in this Agreement to a "Note" or the "Notes" of such Bank shall be deemed to refer to and include any or all of such Notes, as the context may require.

     (c) Upon receipt of each Bank's Note pursuant to Section 3.01, the Agent shall forward such Note to such Bank. Each Bank shall record the date, amount and type of each Loan made by it to the Borrower and the date and amount of each payment of principal made with respect thereto, and may, if such Bank so elects in connection with any transfer or enforcement of its Note of the Borrower, endorse on the schedule forming a part thereof appropriate notations to evidence the foregoing information with respect to each such Loan to the Borrower then outstanding; provided that the failure of any Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Notes. Each Bank is hereby irrevocably authorized by the Borrower so to endorse its Notes and to attach to and make a part of any Note a continuation of any such schedule as and when required.

    Section 2.06. Maturity of Loans. Each Loan by a Bank included in any Borrowing made pursuant to Ssection 2.01(a) shall mature, and the principal amount thereof shall be due and payable, together with accrued interest thereon, on the Termination Date for such Bank. Each Loan included in any Borrowing made pursuant to Section 2.03 shall mature, and the principal amount thereof shall be due and payable, together with accrued interest thereon, on the last day of the Interest Period applicable thereto.

     Section 2.07. Interest Rates. (a) Each Domestic Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the Base Rate for such day. Such interest shall be payable quarterly in arrears on the last day of each calendar quarter and, with respect to the principal amount of any Domestic Loan converted to a Euro-Dollar Loan, on each date a Domestic Loan is so converted. Any overdue principal of or interest on any Domestic Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the rate otherwise applicable to Domestic Loans for such day.

     (b) Each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the Euro-Dollar Margin plus the applicable Adjusted London Interbank Offered Rate. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof.

     The "Adjusted London Interbank Offered Rate" applicable to any Interest Period means a rate per annum equal to the quotient obtained (rounded upward, if necessary, to the next higher 1/100 of 1%) by dividing (i) the applicable London Interbank Offered Rate by (ii) 1.00 minus the Euro-Dollar Reserve Percentage.

     "Euro-Dollar Margin" means a rate per annum determined in accordance with the Pricing Schedule.

     The "London Interbank Offered Rate" applicable to any Interest Period means the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum at which deposits in dollars are offered to each of the Euro-Dollar Reference Banks in the London interbank market at approximately 11:00 A.M. (London time) two Euro-Dollar Business Days before the first day of such Interest Period in an amount approximately equal to the principal amount of the Euro-Dollar Loan of such Euro-Dollar Reference Bank to which such Interest Period is to apply and for a period of time comparable to such Interest Period.

     "Euro-Dollar Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion dollars in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents). The Adjusted London Interbank Offered Rate shall be adjusted automatically on and as of the effective date of any change in the Euro-Dollar Reserve Percentage.

     (c) Any overdue principal of or interest on any Euro-Dollar Loan shall bear interest, payable on demand, for each day from and including the date payment thereof was due to but excluding the date of actual payment, at a rate per annum equal to the sum of 2% plus the higher of (i) the Euro-Dollar Margin plus the quotient obtained (rounded upward, if necessary, to the next higher 1/100 of 1%) by dividing (x) the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum at which one day (or, if such amount due remains unpaid more than three Euro-Dollar Business Days, then for such other period of time not longer than six months as the Agent may select) deposits in dollars in an amount approximately equal to such overdue payment due to each of the Euro-Dollar Reference Banks are offered to such Euro-Dollar

Reference Bank in the London interbank market for the applicable period determined as provided above by (y) 1.00 minus the Euro-Dollar Reserve Percentage (or, if the circumstances described in clause (a) or (b) of Section 8.01 shall exist, at a rate per annum equal to the sum of 2% plus the rate applicable to Domestic Loans for such day) and (ii) the sum of the Euro-Dollar Margin plus the Adjusted London Interbank Offered Rate applicable to such Loan at the date such payment was due.

     (d) Subject to Section 8.01, each Money Market LIBOR Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the London Interbank Offered Rate for such Interest Period (determined in accordance with Section 2.07(b) as if the related Money Market LIBOR Borrowing were a Committed Euro-Dollar Borrowing) plus (or minus) the Money Market Margin quoted by the Bank making such Loan in accordance with Section 2.03. Each Money Market Absolute Rate Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the Money Market Absolute Rate quoted by the Bank making such Loan in accordance with Section 2.03. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof. Any overdue principal of or interest on any Money Market Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the Base Rate for such day.

     (e) The Agent shall determine each interest rate applicable to the Loans hereunder. The Agent shall give prompt notice to the Borrower and the participating Banks of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

     (f) Each Euro-Dollar Reference Bank agrees to use its best efforts to furnish quotations to the Agent as contemplated hereby. If any Euro-Dollar Reference Bank does not furnish a timely quotation, the Agent shall determine the relevant interest rate on the basis of the quotation or quotations furnished by the remaining Euro-Dollar Reference Bank or Banks or, if none of such quotations is available on a timely basis, the provisions of Section
8.01 shall apply.

     Section 2.08. Facility Fees. The Company shall pay to the Agent for the account of the Banks ratably a facility fee at the Facility Fee Rate (determined daily in accordance with the Pricing Schedule). Such facility fee shall accrue (i) from and including the earlier of the Closing Date and December 31, 1996 to but excluding the Termination Date (or earlier date of termination of the

Commitments in their entirety), on the daily average aggregate amount of the Commitments (whether used or unused) and (ii) from and including the Termination Date (or earlier date of termination of the Commitments in their entirety) to but excluding the date the Loans shall be repaid in their entirety, on the daily average aggregate outstanding principal amount of the Loans. Accrued facility fees shall be payable quarterly in arrears on the last day of each calendar quarter and upon the date of termination of the Commitments in their entirety (and, if later, the date the Loans shall be repaid in their entirety).

     "Facility Fee Rate" means a rate per annum determined in accordance with the Pricing Schedule.

     Section 2.09. Optional Termination or Reduction of Commitments. During the Revolving Credit Period, the Company may, upon at least three Domestic Business Days' notice to the Agent, (i) terminate the Commitments at any time, if no Loans are outstanding at such time or (ii) ratably reduce from time to time by an aggregate amount of $25,000,000 or any larger multiple of $5,000,000, the aggregate amount of the Commitments in excess of the aggregate outstanding principal amount of the Loans.

     Section 2.10. Method of Electing Interest Rates. (a) The Loans included in each Committed Borrowing shall bear interest initially at the type of rate specified by the Borrower in the applicable Notice of Committed Borrowing. Thereafter, the Borrower may from time to time elect to change or continue the type of interest rate borne by each Group of Loans (subject in each case to the provisions of Article 8), as follows:

          (i) if such Loans are Domestic Loans, the Borrower may elect to convert such Loans to Euro-Dollar Loans as of any Euro-Dollar Business Day;

          (ii) if such Loans are Euro-Dollar Loans, the Borrower may elect to convert such Loans to Domestic Loans or elect to continue such Loans as Euro-Dollar Loans for an additional Interest Period, in each case effective on the last day of the then current Interest Period applicable to such Loans.

Each such election shall be made by delivering a notice (a "Notice of Interest Rate Election") to the Agent at least three Euro-Dollar Business Days before the conversion or continuation selected in such notice is to be effective. A Notice of Interest Rate Election may, if it so specifies, apply to only a portion of the aggregate principal amount of the relevant Group of Loans; provided that (i) such portion is allocated ratably among the Loans comprising such Group and (ii) the portion to which such Notice applies, and the remaining portion to which it does not apply, are each $25,000,000 or any larger multiple of $5,000,000.

     (b)  Each Notice of Interest Rate Election shall specify:

     (i) the Group of Loans (or portion thereof) to which such notice applies;

     (ii) the date on which the conversion or continuation selected in such notice is to be effective, which shall comply with the applicable clause of subsection (a) above;

     (iii) if the Loans comprising such Group are to be converted, the new type of Loans and, if such new Loans are Euro-Dollar Loans, the duration of the initial Interest Period applicable thereto; and

     (iv) if such Loans are to be continued as Euro-Dollar Loans for an additional Interest Period, the duration of such additional Interest Period.

Each Interest Period specified in a Notice of Interest Rate Election shall comply with the provisions of the definition of Interest Period.

     (c) Upon receipt of a Notice of Interest Rate Election from the Borrower pursuant to subsection (a) above, the Agent shall promptly notify each Bank of the contents thereof and such notice shall not thereafter be revocable by such Borrower. If the Borrower fails to deliver a timely Notice of Interest Rate Election to the Agent for any Group of Euro-Dollar Loans, such Loans shall be converted into Domestic Loans on the last day of the then current Interest Period applicable thereto.

     Section 2.11.  Optional Prepayments.

     (a) The Borrower may, upon at least one Domestic Business Day's notice to the Agent, prepay the Group of Domestic Loans (or any Money Market Borrowing bearing interest at the Base Rate pursuant to Section 8.01(a)) in whole at any time, or from time to time in part in amounts aggregating $25,000,000 or any larger multiple of $5,000,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment.

     (b) The Borrower may, upon at least three Euro-Dollar Business Days' notice to the Agent, in the case of a Group of Euro-Dollar Loans, prepay the

Loans comprising such a Group on the last day of any Interest Period applicable to such Group, in whole at any time, or from time to time in part in amounts aggregating $25,000,000 or any larger multiple of $5,000,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment.

     (c) Except as provided in subsection (a) above, the Borrower may not prepay all or any portion of the principal amount of any Money Market Loan prior to the maturity thereof.

     (d) Upon receipt of a notice of prepayment pursuant to this Section, the Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share (if any) of such prepayment and such notice shall not thereafter be revocable by the Borrower. Each such prepayment shall be applied to prepay ratably the Loans of the several Banks included in the relevant Group or Borrowing.

     Section 2.12. General Provisions as to Payments. (a) The Borrower shall make each payment of principal of, and interest on, the Loans and of fees and other amounts payable hereunder, not later than 12:00 Noon (New York City time) on the date when due, in Federal or other funds immediately available in New York City, without off set or counterclaim, to the Agent at its address referred to in Section 10.01. The Agent will promptly distribute to each Bank its ratable share of each such payment received by the Agent for the account of the Banks. Whenever any payment of principal of, or interest on, the Domestic Loans or of fees or other amounts payable hereunder shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of, or interest on, the Euro-Dollar Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar Business Day. Whenever any payment of principal of, or interest on, the Money Market Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

     (b) Unless the Agent shall have received notice from the Borrower prior to the date on which any payment is due from the Borrower to the Banks hereunder that the Borrower will not make such payment in full, the Agent may assume that the Borrower has made such payment in full to the Agent on such date and the Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent that the Borrower shall not have so made such payment, each Bank shall repay to the Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Agent, at the Federal Funds Rate.

     Section 2.13. Funding Losses. If the Borrower makes any payment of principal with respect to any Fixed Rate Loan or any Fixed Rate Loan is converted to a Domestic Loan (pursuant to Article 6 or 8 or otherwise) on any day other than the last day of an Interest Period applicable thereto, or the last day of an applicable period fixed pursuant to Section 2.07(c), or if the Borrower fails to borrow or prepay any Fixed Rate Loans after notice has been given to any Bank in accordance with Section 2.04(a) or 2.11(d), the Company shall reimburse each Bank within 15 days after demand for any resulting loss or expense incurred by it (or by an existing or prospective Participant in the related Loan), including (without limitation) any loss incurred in obtaining, liquidating or employing deposits from third parties, but excluding loss of margin for the period after any such payment or conversion or failure to borrow or prepay, provided that such Bank shall have delivered to the Company a certificate as to the amount of such loss or expense, which certificate shall be conclusive in the absence of manifest error.

     Section 2.14 Computation Of Interest And Fees. Interest based on the Prime Rate hereunder shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and paid for the actual number of days elapsed (including the first day but excluding the last day). All other interest and fees hereunder shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).

     Section 2.15. Change Of Control. If a Change of Control shall occur, the Company will, within ten days after the occurrence thereof, give each Bank notice thereof, which notice shall describe in reasonable details the facts and circumstances giving rise thereto and shall specify an Optional Termination Date for purposes of this Section (the "Optional Termination Date") which date shall not be less than 30 nor more than 60 days after the date of such notice. Each Bank may, by notice to the Company and the Agent given not less than three Domestic Business Days prior to the Optional Termination Date, terminate its Commitment (if any), which shall thereupon be terminated, and declare the Note held by it (together with accrued interest thereon) and any other amounts payable hereunder for its account to be, and such Note and such other amounts shall thereupon become, due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company and the Borrower, in each case effective on the Optional Termination Date.

    A "Change of Control" shall occur if any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act) of 30% or more of the outstanding shares of common stock of the Company; or, during any period of twelve consecutive calendar months, individuals who were directors of the Company on the first day of such period shall cease to constitute a majority of the board of directors of the Company.


                                  ARTICLE 3
                                 Conditions

     Section 3.01. Closing. The closing hereunder shall occur upon receipt by the Agent of the following documents, each dated the Closing Date unless otherwise indicated:

    (a) a duly executed Note of the Borrower for the account of each Bank dated on or before the Closing Date complying with the provisions of Section 2.05;

    (b) an opinion of Stephen E. Brilz, Esq., counsel for the Company and the Borrower, substantially in the form of Exhibit E hereto and covering such additional matters relating to the transactions contemplated hereby as the Required Banks may reasonably request;

    (c) an opinion of Davis Polk & Wardwell, special counsel for the Agent, substantially in the form of Exhibit F hereto and covering such additional matters relating to the transactions contemplated hereby as the Required Banks may reasonably request;

    (d) evidence satisfactory to the Agent that the commitments under the Existing Credit Agreements have been terminated and that the principal and interest on all loans and accrued fees outstanding thereunder have been paid in full;

    (e) evidence satisfactory to the Agent that all conditions to the consummation of the Acquisition have been satisfied; and

    (f) all documents the Agent may reasonably request relating to the existence of the Company, the corporate authority for and the validity of this Agreement and the Notes, and any other matters relevant hereto, all in form and substance satisfactory to the Agent.

The Agent shall promptly notify the Company and the Banks of the Closing Date, and such notice shall be conclusive and binding on all parties hereto.

     Section 3.02 Borrowings. The obligation of any Bank to make a Loan on the occasion of any Borrowing is subject to the satisfaction of the following conditions:

    (a) the fact that the Closing Date shall have occurred on or prior to February 15, 1997;

    (b)  receipt by the Agent of a Notice of Borrowing as required by Section
2.02 or 2.03, as the case may be;

    (c) the fact that, immediately before and after such Borrowing, the aggregate outstanding principal amount of the Loans will not exceed the aggregate amount of the Commitments;

    (d) the fact that, immediately before and after such Borrowing, no Default shall have occurred and be continuing; and

    (e) the fact that the representations and warranties contained in this Agreement shall be true on and as of the date of such Borrowing (except, in the case of the representations and warranties contained in Section 4.04(c), as disclosed by the Borrower to the Banks in writing in the Notice of Borrowing relating to such Borrowing).

     Each Borrowing hereunder shall be deemed to be a representation and warranty by the Borrower on the date of such Borrowing as to the facts specified in clauses (c), (d) and (e) of this Section.

                                   ARTICLE 4
                        Representations And Warranties

     Each of the Company and the Borrower represents and warrants that:

     Section 4.01 Corporate Existence And Power. Each of the Company and the Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of the state of its incorporation, and has all corporate powers and all material governmental licenses, authorizations, qualifications, consents and approvals required to carry on its business as now conducted.

     Section 4.02. Corporate And Governmental Authorization; No Contravention. The execution, delivery and performance by the Company and the Borrower of this Agreement and by the Borrower of the Notes are within such Person's corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of such Person or of any agreement, judgment, injunction, order, decree or other instrument binding upon such Person or any Significant Subsidiary or result in the creation or imposition of any Lien on any material asset of such Person or any Significant Subsidiary.

     Section 4.03. Binding Effect. This Agreement constitutes a valid and binding agreement of the Company and the Borrower, and the Notes, when executed and delivered in accordance with this Agreement, will constitute valid and binding obligations of the Borrower.

     Section 4.04. Financial Information

     (a) The consolidated balance sheet of the Company and its Consolidated Subsidiaries as of December 31, 1995 and the related consolidated statements of income and cash flows for the fiscal year then ended, reported on by Coopers & Lybrand and set forth in the Company's 1995 Form 10-K, a copy of which has been delivered to each of the Banks, fairly present, in conformity with generally accepted accounting principles, the consolidated financial position of the Company and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such fiscal year.

    (b) The unaudited consolidated balance sheet of the Company and its Consolidated Subsidiaries as of June 30, 1996 and the related unaudited consolidated statements of income and cash flows for the six months then ended, set forth in the Company's quarterly report for the fiscal quarter ended June 30, 1996 as filed with the Securities and Exchange Commission on Form 10-Q, a copy of which has been delivered to each of the Banks, fairly present, in conformity with generally accepted accounting principles applied on a basis consistent with the financial statements referred to in subsection (a) of this Section, the consolidated financial position of the Company and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such six month period (subject to normal year-end adjustments).

     (c) Since June 30, 1996 there has been no material adverse change in the financial position or results of operations of the Company and its Consolidated Subsidiaries, considered as a whole (it being understood that the consummation of the Acquisition shall not be considered such a change).

     Section 4.05. Litigation. Except as disclosed in the Company's 1995 Form 10-K and quarterly report for the fiscal quarter ended June 30, 1996 as filed with the Securities and Exchange Commission on Form 10-Q, there is no action, suit or proceeding pending against, or to the knowledge of the Company threatened against or affecting, the Company or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which would materially adversely affect the consolidated financial position or consolidated results of operations of the Company and its Consolidated Subsidiaries, considered as a whole, or which in any manner draws into question the validity of this Agreement or the Notes.

    Section 4.06. Compliance With Erisa. Each member of the ERISA Group has fulfilled its obligations under the minimum funding standards of ERISA and the Internal Revenue Code with respect to each Plan and is in compliance in all respects with the presently applicable provisions of ERISA and the Internal Revenue Code with respect to each Plan, except where failure to comply would not have a material adverse effect on the consolidated financial position or consolidated results of operations of the Company and its Consolidated Subsidiaries, considered as a whole. No member of the ERISA Group has (i) sought a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code in respect of any Plan, (ii) failed to make any contribution or payment to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, or made any amendment to any Plan or Benefit Arrangement, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Internal Revenue Code or (iii) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA.

     Section 4.07. Environmental Matters. (a) The operations of the Company and each of its Subsidiaries comply in all respects with all Environmental Laws except such non-compliance which would not (if enforced in accordance with applicable law) reasonably be expected to result, individually or in the aggregate, in a material adverse effect on the financial position or results of operations of the Company and its Consolidated Subsidiaries, considered as a whole.

     (b) Except as specifically identified in Schedule 4.07, the Company and each of its Subsidiaries have obtained all material licenses, permits, authorizations and registrations required under any Environmental Laws ("Environmental Permits") necessary for their respective operations, and all such Environmental Permits are in good standing, and the Company and each of its Subsidiaries is in compliance with all material terms and conditions of such Environmental Permits.

     (c) Except as specifically identified in Schedule 4.07, (i) none of the Company, any of its Subsidiaries or any of their present property or operations are subject to any outstanding written order from or settlement or consent agreement with any governmental authority or other Person, nor is any of the foregoing subject to any judicial or docketed administrative proceedings, respecting any Environmental Laws or Hazardous Substances with a potential liability in excess of $1,000,000 and (ii) there are no other conditions or circumstances known to the Company which may give rise to any claims respecting any Environmental Laws arising from the operations of the Company or its Subsidiaries (including, without limitation, off-site liabilities), or any additional costs of compliance with Environmental Laws, that would reasonably be expected to have a material adverse effect on the financial position or results of operations of the Company and its Subsidiaries, considered as a whole.

     Section 4.08. Taxes. United States Federal income tax returns of the Company and its Subsidiaries have been examined and closed through the fiscal year ended December 31, 1987. The Company and its Subsidiaries have filed all United States Federal income tax returns and all other material tax returns which are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company or any Subsidiary, except for taxes the amount, applicability or validity of which is being contested in good faith by appropriate proceedings. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the Company, adequate.

    Section 4.09. Subsidiaries. Each of the Company's corporate Significant Subsidiaries (including, but not limited to, the Borrower) is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all corporate powers and all material governmental licenses, authorizations, qualifications, consents and approvals required to carry on its business as now conducted.

     Section 4.10. Not An Investment Company. Neither the Company nor the Borrower is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.


     Section 4.11. Full Disclosure. All written information heretofore furnished by the Company or the Borrower to the Agent or any Bank for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by the Company or the Borrower to the Agent or any Bank will be, true and accurate in all material respects on the date as of which such information is stated or certified.


                                  ARTICLE 5
                                  Covenants

     The Company agrees that, so long as any Bank has any Commitment hereunder or any amount payable under any Note remains unpaid:

     Section 5.01. Information.  The Company will deliver to each of the
Banks:

     (a) as soon as available and in any event within 95 days after the end of each fiscal year of the Company, a consolidated balance sheet of the Company and its Consolidated Subsidiaries as of the end of such fiscal year and the related consolidated statements of income and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on in a manner acceptable to the Securities and Exchange Commission by Arthur Andersen L.L.P. or other independent public accountants of nationally recognized standing;

     (b) as soon as available and in any event within 50 days after the end of each of the first three quarters of each fiscal year of the Company, a consolidated balance sheet of the Company and its Consolidated Subsidiaries as of the end of such quarter and the related consolidated statements of income and cash flows for such quarter and for the portion of the Company's fiscal year ended at the end of such quarter, setting forth in the case of such statements of income and cash flows in comparative form the figures for the corresponding quarter and the corresponding portion of the Company's previous fiscal year, all certified (subject to normal year-end adjustments) as to fairness of presentation, generally accepted accounting principles and consistency by the chief financial officer or the chief accounting officer of the Company;

     (c) simultaneously with the delivery of each set of financial statements referred to in clauses (a) and (b) above, a certificate of the chief financial officer (or such officer's designee, designated in writing by such officer) or the chief accounting officer of the Company (i) setting forth in reasonable detail the calculations required to establish whether the Company was in compliance with the requirements of Sections 5.06 to 5.08, inclusive, on the date of such financial statements and (ii) stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Company is taking or proposes to take with respect thereto;

    (d) within five Domestic Business Days after any officer of the Company or the Borrower obtains knowledge of any Default, if such Default is then continuing, a certificate of the chief financial officer or the chief accounting officer of the Company or the Borrower setting forth the details thereof and the action which the Company or the Borrower is taking or proposes to take with respect thereto;

    (e) promptly upon the mailing thereof to the shareholders of the Company generally, copies of all financial statements, reports and proxy statements so mailed;

    (f) promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and reports on Forms 10-K, 10-Q and 8-K (or their equivalents) (other than any amendment on Form 8-K the sole purpose of which is to file exhibits relating to existing Debt meeting the requirements of clause (ii) of the definition of Debt) which the Company shall have filed with the Securities and Exchange Commission;

    (g) if and when any member of the ERISA Group (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA or notice that any Multiemployer Plan is in reorganization, is insolvent or has been terminated, a copy of such notice; (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate, impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or appoint a trustee to administer any Plan, a copy of such notice; (iv) applies for a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code, a copy of such application; (v) gives notice of intent to terminate any Plan under Section 4041(c) of ERISA, a copy of such notice and other information filed with the PBGC; (vi) gives notice of withdrawal from any Plan pursuant to Section 4063 of ERISA, a copy of such notice; or (vii) fails to make any payment or contribution to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement or makes any amendment to any Plan or Benefit Arrangement which has resulted or could result in the imposition of a Lien or the posting of a bond or other security, a certificate of the chief financial officer or the chief accounting officer of the Company setting forth details as to such occurrence and action, if any, which the Company or applicable member of the ERISA Group is required or proposes to take; and

    (h) from time to time such additional information regarding the financial position or business of the Company and its Subsidiaries and the Borrower and its Subsidiaries as the Agent, at the request of any Bank, may reasonably request.

    Section 5.02. Maintenance Of Property; Insurance. (a) The Company will keep, and will cause each Significant Subsidiary to keep, all property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted.

   (b) The Company will maintain, and will cause each Significant Subsidiary to maintain (either in the name of the Borrower or in such Significant Subsidiary's own name), with financially sound and responsible insurance companies, insurance on all their respective properties in at least such amounts and against at least such risks (and with such risk retention) as are usually insured against in the same general area by companies of established repute engaged in the same or a similar business; and will furnish to the Banks, upon request from the Agent, information presented in reasonable detail as to the insurance so carried; PROVIDED THAT, in lieu of any such insurance, the Company and any Significant Subsidiary may maintain a system or systems of self-insurance and reinsurance which will accord with sound practices of similarly situated corporations maintaining such systems and with respect to which the Company or such Significant Subsidiary will maintain adequate insurance reserves, all in accordance with generally accepted accounting principles and in accordance with sound insurance principles and practice.

     Section 5.03. Maintenance Of Existence. The Company will, and will cause each Significant Subsidiary to, preserve, renew and keep in full force and effect their respective corporate existence and their respective rights, privileges and franchises necessary or desirable in the normal conduct of business; PROVIDED that nothing in this Section 5.03 shall prohibit or interfere with the Company's publicly announced strategy to discontinue or dispose of in one or more transactions the financial services businesses of it or of any of its Subsidiaries.

    Section 5.04. Compliance With Laws. The Company will comply, and will cause each Significant Subsidiary to comply, in all material respects with all applicable laws, ordinances, rules, regulations, and requirements of governmental authorities (including, without limitation, Environmental Laws and ERISA and the rules and regulations thereunder), except where the necessity of compliance therewith is contested in good faith by appropriate proceedings and for which adequate reserves in conformity with generally accepted accounting principles have been established.

    Section 5.05. Inspection Of Property, Books And Records. The Company will keep, and will cause each Significant Subsidiary to keep, proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities; and will permit, and will cause each Significant Subsidiary to permit, representatives of any Bank at such Bank's expense to visit and inspect any of their respective properties, to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants, all at such reasonable times and as often as may reasonably be desired.

     Section 5.06. Subsidiary Debt. Total Debt of all Consolidated Subsidiaries (excluding Debt of a Consolidated Subsidiary to the Company or to a Wholly-Owned Consolidated Subsidiary) will at no time exceed 250% of Consolidated Net Worth. For purposes of this Section, any preferred stock of a Consolidated Subsidiary other than the Borrower which is held by a Person other than the Company or a Wholly-Owned Consolidated Subsidiary shall be included, at the higher of its voluntary or involuntary liquidation value, in the Debt of such Consolidated Subsidiary.

    Section 5.07. Debt Coverage. Consolidated Debt of the Company and its Consolidated Subsidiaries will at all times be less than 70% of the sum of consolidated Debt of the Company and its Consolidated Subsidiaries and consolidated shareowners' equity of the Company and its Consolidated Subsidiaries.

     Section 5.08. Negative Pledge. Neither the Company nor the Borrower will, and the Company will not permit any Subsidiary to, create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except:

     (a) Liens existing on the date of this Agreement securing Debt outstanding on the date of this Agreement in an aggregate principal amount not exceeding $123,700,000;

     (b) any Lien existing on any asset of any corporation at the time such corporation becomes a Subsidiary and not created in contemplation of such event;

     (c) any Lien on any asset securing Debt incurred or assumed for the purpose of financing all or any part of the cost of acquiring such asset, PROVIDED that such Lien attaches to such asset concurrently with or within 180 days after the acquisition thereof;

     (d) any Lien on any asset of any corporation existing at the time such corporation is merged or consolidated with or into the Company or a Subsidiary and not created in contemplation of such event;

     (e) any Lien existing on any asset prior to the acquisition thereof by the Company or a Subsidiary and not created in contemplation of such acquisition;

     (f) any Lien on assets or capital stock of Minor Subsidiaries which secures Debt of Persons which are not Consolidated Subsidiaries in which the Company or any of its Subsidiaries has made investments ("Joint Ventures"), but for the payment of which Debt no other recourse may be had to the Company or any Subsidiaries ("Limited Recourse Debt"), or any Lien on equity interests in a Joint Venture securing Limited Recourse Debt of such Joint Venture;

     (g) any Lien arising out of the refinancing, replacement, extension, renewal or refunding of any Debt secured by any Lien permitted by any of the foregoing clauses of this Section, provided that such Debt is not increased and is not secured by any additional assets;

     (h) Liens arising in the ordinary course of business which (i) do not secure Debt, (ii) do not secure any obligation in an amount exceeding $50,000,000 and (iii) do not in the aggregate materially detract from the value of its assets or materially impair the use thereof in the operation of its business;

     (i) Liens not otherwise permitted by and in addition to the foregoing clauses of this Section securing Debt in an aggregate principal amount at any time outstanding not to exceed 10% of Consolidated Net Worth; and

     (j) any Lien on Margin Stock, if and to the extent the value of all Margin Stock of the Company and its Subsidiaries exceeds 25% of the value of the total assets subject to this Section.

     Section 5.09. Consolidations, Mergers And Sales Of Assets. The Company will not (i) consolidate with or merge into any other Person or (ii) sell, lease or otherwise transfer, directly or indirectly, all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, to any other Person. The Company will retain ownership, directly or indirectly, of at least 80% of the capital stock, and at least 80% of the voting power, of U S WEST Communications, Inc. ("Communications"), and will cause Communications to continue to own substantially all of the telecommunications assets it owns on the date of this Agreement. Nothing in this Section shall be construed to restrict any sales of Margin Stock for fair value as determined in good faith by the board of directors of the Company.

     Section 5.10. Use Of Proceeds. The proceeds of the Loans made under this Agreement will be used by the Borrower for financing the Acquisition and for general corporate purposes. None of such proceeds will be used, directly or indirectly, in violation of any applicable law or regulation, and no use of such proceeds for general corporate purposes will include any use for the purpose, whether immediate, incidental or ultimate, of buying or carrying any Margin Stock.

                                  ARTICLE 6
                                  Defaults

     Section 6.01. Events Of Default. If one or more of the following events shall have occurred and be continuing:

     (a) any principal of any Loan shall not be paid when due, or any interest, any fees or any other amount payable hereunder shall not be paid within five days of the due date thereof;

     (b) the Company or the Borrower shall fail to observe or perform any covenant contained in Sections 5.06 to 5.10, inclusive;

     (c) the Company or the Borrower shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those covered by clause (a) or (b) above) for 10 days after written notice thereof has been given to the Company by the Agent at the request of any Bank;

     (d) any representation, warranty, certification or statement made by the Company or the Borrower in this Agreement or in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect in any material respect when made (or deemed made);

     (e) the Company or any Subsidiary shall fail to make any payment or payments, in the aggregate in excess of $100,000,000, in respect of any Material Debt when due or within any applicable grace period;

     (f) any event or condition shall occur which results in the acceleration of the maturity of any Material Debt;

     (g) the Company or any Significant Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize or otherwise acquiesce in any of the foregoing;

     (h) an involuntary case or other proceeding shall be commenced against the Company or any Significant Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Company or any Significant Subsidiary under the federal bankruptcy laws as now or hereafter in effect;

     (i) any member of the ERISA Group shall fail to pay when due an amount or amounts aggregating in excess of $100,000,000 which it shall have become liable to pay under Title IV of ERISA; or notice of intent to terminate a Material Plan shall be filed under Title IV of ERISA by any member of the ERISA Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer any Material Plan; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated; or there shall occur a complete or partial withdrawal from, or a default, within the meaning of Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer Plans which could cause one or more members of the ERISA Group to incur a current payment obligation in excess of $100,000,000;

     (j) a judgment or order for the payment of money in excess of $100,000,000 shall be rendered against the Company or any Subsidiary and such judgment or order shall continue unsatisfied and unstayed for a period of 10 days;

     (k)  the Company shall repudiate in writing any of its obligations under
Article 9 or any such obligation shall be unenforceable against the Company in accordance with its terms, or the Company shall so assert in writing; or

     (l) (i) Continental Cablevision, Inc. shall have merged with and into the Company and Debt is outstanding under the Indentures, and (ii) one or more events or conditions shall occur which result in a default under any agreement or agreements in respect of any Material Debt that is subject to the Indentures and as a consequence of such default or defaults the Company or any of its Subsidiaries shall make any payment or give or agree to give any consideration or benefit of any kind (including, without limitation, any increased compensation, prepayment, shortening of maturities, security or other credit support) to the holders of such Debt and such payment, consideration or benefit is determined by the Required Banks, after taking into account any payment, consideration or benefit made, given or agreed to be given by such holders to the Company or any of its Subsidiaries (other than a waiver of such default), to be a material benefit to the holders of such Debt;


then, and in every such event, the Agent shall (i) if requested by Banks having more than 50% in aggregate amount of the Commitments, by notice to the Company terminate the Commitments and they shall thereupon terminate, and/or
(ii) if requested by Banks holding Notes evidencing more than 50% in aggregate principal amount of the Loans, by notice to the Company declare the Notes (together with accrued interest thereon) to be, and the Notes shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company and the Borrower; provided that in the case of any of the Events of Default specified in clause (g) or (h) above with respect to the Company or the Borrower, without any notice to the Company or the Borrower or any other act by the Agent or the Banks, the Commitments shall thereupon automatically terminate and the Notes (together with accrued interest thereon) shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company and the Borrower.


     Section 6.02. Notice Of Default. The Agent shall give notice to the Company under Section 6.01(c) promptly upon being requested to do so by any Bank and shall thereupon notify all the Banks thereof.

                                  ARTICLE 7
                                  The Agent

     Section 7.01. Appointment And Authorization. Each Bank irrevocably appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the Notes as are delegated to the Agent by the terms hereof or thereof, together with all such powers as are reasonably incidental thereto.

      Section 7.02. Agent And Affiliates. Morgan Guaranty Trust Company of New York shall have the same rights and powers under this Agreement as any other Bank and may exercise or refrain from exercising the same as though it were not the Agent, and Morgan Guaranty Trust Company of New York and its affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Company, the Borrower or any Subsidiary or affiliate of the Company or the Borrower as if it were not the Agent hereunder.

     Section 7.03. Action By Agent. The obligations of the Agent hereunder are only those expressly set forth herein. Without limiting the generality of the foregoing, the Agent shall not be required to take any action with respect to any Default, except as expressly provided in Article 6.

     Section 7.04. Consultation With Experts. The Agent may consult with legal counsel (who may be counsel for the Company or the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

    Section 7.05. Liability of Agent. Neither the Agent nor any of its affiliates nor any of their respective directors, officers, agents or employees shall be liable for any action taken or not taken by it in connection herewith (i) with the consent or at the request of the Required Banks or (ii) in the absence of its own gross negligence or willful misconduct. Neither the Agent nor any of its affiliates nor any of their respective directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with this Agreement or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of the Company or the Borrower; (iii) the satisfaction of any condition specified in Article 3, except receipt of items required to be delivered to the Agent; or (iv) the validity, effectiveness or genuineness of this Agreement, the Notes or any other instrument or writing furnished in connection herewith. The Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, telex or similar writing) believed by it to be genuine or to be signed by the proper party or parties.

     Section 7.06. Indemnification. Each Bank shall, ratably in accordance with its Commitment, indemnify the Agent, its affiliates and their respective directors, officers, agents and employees (to the extent not reimbursed by the Company or the Borrower) against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from such indemnitees' gross negligence or willful misconduct) that such indemnitees may suffer or incur in connection with this Agreement or any action taken or omitted by such indemnitees hereunder.

     Section 7.07. Credit Decision. Each Bank acknowledges that it has, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under this Agreement.

     Section 7.08. Successor Agent. The Agent may resign at any time by giving notice thereof to the Banks and the Company. Upon any such resignation, the Required Banks shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Banks, and shall have accepted such appointment, within 30 days after the retiring Agent gives notice of resignation, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent (with the consent of the Company, such consent not to be unreasonably withheld), which shall be a commercial bank organized or licensed under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $400,000,000. Upon the acceptance of its appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent.

     Section 7.09. Agent's Fee. The Company shall pay to the Agent for its own account fees in the amounts and at the times previously agreed upon between the Company and the Agent.

     Section 7.10. Other Agents. Neither Citibank, N.A. nor The Bank of New York shall have any responsibility, obligation or liability under this Agreement in its capacity as Syndication Agent or Documentation Agent, respectively.

                                    ARTICLE 8
                             Changes in Circumstances


     Section 8.01. Basis for Determining Interest Rate Inadequate or Unfair. If on or prior to the first day of any Interest Period for any Euro-Dollar Loan or Money Market LIBOR Loan:

(a) the Agent is advised by the Euro-Dollar Reference Banks that deposits in dollars (in the applicable amounts) are not being offered to the Euro-Dollar Reference Banks in the market for such Interest Period, or

(b) in the case of Euro-Dollar Loans, Banks having 50% or more of the aggregate amount of the Euro-Dollar Loans advise the Agent that the Adjusted London Interbank Offered Rate as determined by the Agent will not adequately and fairly reflect the cost to such Banks of funding their Euro-Dollar Loans for such Interest Period, the Agent shall forthwith give notice thereof to the Company and the Banks, whereupon until the Agent notifies the Company that the circumstances giving rise to such suspension no longer exist, (i) the obligations of the Banks to make Euro-Dollar Loans or to convert outstanding Loans into Euro-Dollar Loans shall be suspended and (ii) each outstanding Euro-Dollar Loan shall be converted into a Domestic Loan on the last day of the then current Interest Period applicable thereto. Unless the Borrower notifies the Agent at least two Domestic Business Days before the date of any Fixed Rate Borrowing for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, (i) if such Fixed Rate Borrowing is a Committed Borrowing, such Borrowing shall instead be made as a Domestic Borrowing and
(ii) if such Fixed Rate Borrowing is a Money Market LIBOR Borrowing, the Money Market LIBOR Loans comprising such Borrowing shall bear interest for each day from and including the first day to but excluding the last day of the Interest Period applicable thereto at the Base Rate for such day.

     Section 8.02. Illegality. If, on or after the date of this Agreement, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Euro-Dollar Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for any Bank (or its Euro-Dollar Lending Office) to make, maintain or fund its Euro-Dollar Loans to the Borrower and such Bank shall so notify the Agent, the Agent shall forthwith give notice thereof to the other Banks and the Company, whereupon until such Bank notifies the Company and the Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to make Euro-Dollar Loans to the Borrower, or to convert outstanding Loans into Euro-Dollar Loans, shall be suspended. Before giving any notice to the Agent pursuant to this Section, such Bank shall designate a different Euro-Dollar Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. If such notice is given, each Euro-Dollar Loan of such Bank then outstanding shall be converted to a Domestic Loan either (a) on the last day of the then current Interest Period applicable to such Euro-Dollar Loan if such Bank may lawfully continue to maintain and fund such Loan to such day or
(b) immediately if such Bank shall determine that it may not lawfully continue to maintain and fund such Loan to such day.

     Section 8.03. Increased Cost and Reduced Return. (a) If on or after (x) the date hereof, in the case of any Committed Loan or any obligation to make Committed Loans or (y) the date of the related Money Market Quote, in the case of any Money Market Loan, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall impose, modify or deem applicable any reserve (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System with respect to any Euro-Dollar Loan any such requirement included in an applicable Euro-Dollar Reserve Percentage), special deposit, insurance assessment or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Bank (or its Applicable Lending Office) or shall impose on any Bank (or its Applicable Lending Office) or on the United States market for certificates of deposit or the London interbank market any other condition affecting its Fixed Rate Loans, its Note or its obligation to make Fixed Rate Loans and the result of any of the foregoing is to increase the cost to such Bank (or its Applicable Lending Office) of making or maintaining any Fixed Rate Loan, or to reduce the amount of any sum received or receivable by such Bank (or its Applicable Lending Office) under this Agreement or under its Note with respect thereto, by an amount deemed by such Bank to be material, then, within 15 days after demand by such Bank (with a copy to the Agent), the Company shall pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction.

(b) If any Bank shall have determined that, after the date hereof, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change in any such law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on capital of such Bank (or its Parent) as a consequence of such Bank's obligations hereunder to a level below that which such Bank (or its Parent) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within 15 days after demand by such Bank (with a copy to the Agent), the Company shall pay to such Bank such additional amount or amounts as will compensate such Bank (or its Parent) for such reduction.

(c) Each Bank will promptly notify the Company and the Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. A certificate of any Bank claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

     Section 8.04. Taxes. (a) Any and all payments by the Company or the Borrower to or for the account of any Bank or the Agent hereunder or under any Note shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Bank and the Agent, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Bank or the Agent (as the case may be) is organized or any political subdivision thereof and, in the case of each Bank, taxes imposed on its income, and franchise or similar taxes imposed on it, by the jurisdiction of such Bank's Applicable Lending Office or any political subdivision thereof (all such non-excluded taxes, duties, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Company or the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note to any Bank or the Agent, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 8.04) such Bank or the Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Person shall make such deductions, (iii) such Person shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law and (iv) such Person shall furnish to the Agent, at its address referred to in Section 10.01, the original or a certified copy of a receipt evidencing payment thereof.

(b) In addition, the Company agrees to pay any present or future stamp or documentary taxes and any other excise or property taxes, or charges or similar levies which arise from any payment made hereunder or under any Note or from the execution or delivery of, or otherwise with respect to, this Agreement or any Note (hereinafter referred to as "Other Taxes").

(c) The Company agrees to indemnify each Bank and the Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 8.04) paid by such Bank or the Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be made within 15 days from the date such Bank or the Agent (as the case may be) makes demand therefor.

(d) Each Bank organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Bank listed on the signature pages hereof and on or prior to the date on which it becomes a Bank in the case of each other Bank, and from time to time thereafter if requested in writing by the Company (but only so long as such Bank remains lawfully able to do so), shall provide the Company with Internal Revenue Service form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Bank is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding tax on payments of interest or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States. If the form provided by a Bank at the time such Bank first becomes a party to this Agreement indicates a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from "Taxes" as defined in Section 8.04(a) imposed by the United States.

(e) For any period with respect to which a Bank has failed to provide the Company with the appropriate form pursuant to Section 8.04(d) (unless such failure is due to a change in treaty, law or regulation occurring subsequent to the date on which a form originally was required to be provided), such Bank shall not be entitled to indemnification under Section 8.04(a) with respect to Taxes imposed by the United States; provided, however, that should a Bank, which is otherwise exempt from or subject to a reduced rate of withholding tax, become subject to Taxes because of its failure to deliver a form required hereunder, the Company shall take such steps as such Bank shall reasonably request to assist such Bank to recover such Taxes.

(f) If the Company or the Borrower is required to pay additional amounts to or for the account of any Bank pursuant to this Section 8.04, then such Bank will change the jurisdiction of its Applicable Lending Office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the judgment of such Bank, is not otherwise disadvantageous to such Bank.

     Section 8.05. Domestic Loans Substituted for Affected Euro-Dollar Loans. If (i) the obligation of any Bank to make Euro-Dollar Loans to the Borrower has been suspended pursuant to Section 8.02 or (ii) any Bank has demanded compensation under Section 8.03 or 8.04 with respect to its Euro-Dollar Loans and the Borrower shall, by at least five Euro-Dollar Business Days' prior notice to such Bank through the Agent, have elected that the provisions of this Section shall apply to such Bank, then, unless and until such Bank notifies the Company that the circumstances giving rise to such suspension or demand for compensation no longer exist:

(a) all Loans to the Borrower which would otherwise be made by such Bank as (or continued as or converted into) Euro-Dollar Loans shall instead be Domestic Loans (on which interest and principal shall be payable contemporaneously with the related Euro-Dollar Loans of the other Banks), and

(b) after each of its Euro-Dollar Loans to the Borrower has been repaid (or converted to a Domestic Loan), all payments of principal which would otherwise be applied to repay such Euro-Dollar Loans shall be applied to repay its Domestic Loans instead.

If such Bank notifies the Borrower that the circumstances giving rise to such notice no longer apply, the principal amount of each such Domestic Loan shall be converted into a Euro-Dollar Loan on the first day of the next succeeding Interest Period applicable to the related Euro-Dollar Loans of the other Banks.

     Section 8.06. Substitution of Bank. If (i) the obligation of any Bank to make Euro-Dollar Loans has been suspended pursuant to Section 8.02, (ii) any Bank has demanded compensation under Section 8.03 or (iii) any Bank has not signed an amendment or waiver which must be signed by all the Banks to become effective, and such amendment or waiver has been signed by the Super-Majority Banks, the Company shall have the right, with the assistance of the Agent, to seek a mutually satisfactory substitute bank or banks (which may be one or more of the Banks) to purchase the Notes and assume the Commitment of such Bank.

                                 ARTICLE 9
                                 Guaranty

     Section 9.01. The Guaranty. The Company hereby unconditionally guarantees the full and punctual payment (whether at stated maturity, upon acceleration or otherwise) of the principal of and interest on each Note issued by the Borrower pursuant to this Agreement, and the full and punctual payment of all other amounts payable by the Borrower under this Agreement. Upon failure by the Borrower to pay punctually any such amount, the Company shall forthwith on demand pay the amount not so paid at the place and in the manner specified in this Agreement.

     Section 9.02. Guaranty Unconditional. The obligations of the Company hereunder shall be unconditional, irrevocable and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

       (i) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Borrower under this Agreement or any Note, by operation of law or otherwise;

      (ii) any modification or amendment of or supplement to this Agreement or any Note;

     (iii) any release, impairment, non-perfection or invalidity of any direct or indirect security for any obligation of the Borrower under this Agreement or any Note;

      (iv) any change in the corporate existence, structure or ownership of the Borrower, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower or its assets or any resulting release or discharge of any obligation of the Borrower contained in this Agreement or any Note;

       (v) the existence of any claim, set-off or other rights which the Company may have at any time against the Borrower, the Agent, any Bank or any other Person, whether in connection herewith or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

      (vi) any invalidity or unenforceability relating to or against the Borrower for any reason of this Agreement or any Note, or any provision of applicable law or regulation purporting to prohibit the payment by the Borrower of the principal of or interest on any Note or any other amount payable by it under this Agreement; or

     (vii) any other act or omission to act or delay of any kind by the Borrower, the Agent, any Bank or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the Company's obligations hereunder.

     Section 9.03. Discharge Only upon Payment in Full; Reinstatement In Certain Circumstances. The Company's obligations hereunder shall remain in full force and effect until the Commitments shall have terminated and the principal of and interest on the Notes and all other amounts payable by the Company and the Borrower under this Agreement shall have been indefeasibly paid in full. If at any time any payment of the principal of or interest on any Note or any other amount payable by the Borrower under this Agreement is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, the Company's obligations hereunder with respect to such payment shall be reinstated at such time as though such payment had been due but not made at such time.

     Section 9.04. Waiver by the Company. The Company irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against the Borrower or any other Person.

     Section 9.05. Subrogation. The Company irrevocably waives any and all rights to which it may be entitled, by operation of law or otherwise, upon making any payment hereunder to be subrogated to the rights of the payee against the Borrower with respect to such payment or against any direct or indirect security therefor, or otherwise to be reimbursed, indemnified or exonerated by or for the account of the Borrower in respect thereof.

     Section 9.06. Stay of Acceleration. In the event that acceleration of the time for payment of any amount payable by the Borrower under this Agreement or its Notes is stayed upon insolvency, bankruptcy or reorganization of the Borrower, all such amounts otherwise subject to acceleration under the terms of this Agreement shall nonetheless be payable by the Company hereunder forthwith on demand by the Agent made at the request of the Required Banks.


                            ARTICLE 10
                           Miscellaneous

     Section 10.01. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telex, facsimile transmission or similar writing) and shall be given to such party:
(x) in the case of the Company, the Borrower or the Agent, at its address or facsimile number set forth on the signature pages hereof, (y) in the case of any Bank, at its address or facsimile number set forth in its Administrative Questionnaire or (z) in the case of any party, such other address or facsimile number as such party may hereafter specify for the purpose by notice to the Agent and the Company. Each such notice, request or other communication shall be effective (i) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid, (ii) if given by facsimile transmission, when such facsimile is transmitted to the facsimile number specified pursuant to this
Section 10.01 and telephonic confirmation of receipt thereof is received, or
(iii) if given by any other means, when delivered at the address specified in this Section; provided that notices to the Agent under Article 2 or Article 8 shall not be effective until received.

     Section 10.02. No Waivers. No failure or delay by the Agent or any Bank in exercising any right, power or privilege hereunder or under any Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

     Section 10.03. Expenses; Indemnification. (a) The Company shall pay (i) all out-of-pocket expenses of the Agent, including fees and disbursements of special counsel for the Agent, in connection with the preparation and administration of this Agreement, any waiver or consent hereunder or any amendment hereof or any Default or alleged Default hereunder and (ii) if an Event of Default occurs, all out-of-pocket expenses incurred by the Agent and each Bank, including fees and disbursements of counsel, in connection with such Event of Default and collection, bankruptcy, insolvency and other enforcement proceedings resulting therefrom.

(b) The Company agrees to indemnify the Agent and each Bank, their respective affiliates and the respective directors, officers, agents and employees of the foregoing (each an "Indemnitee") and hold each Indemnitee harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind, including, without limitation, the reasonable fees and disbursements of counsel, which may be incurred by such Indemnitee in connection with any investigative, administrative or judicial proceeding (whether or not such Indemnitee shall be designated a party thereto) brought or threatened relating to or arising out of this Agreement or any actual or proposed use of proceeds of Loans hereunder; provided that (i) no Indemnitee shall have the right to be indemnified hereunder for such Indemnitee's own gross negligence or willful misconduct as determined by a court of competent jurisdiction and (ii) the Company shall not be liable for any settlement entered into by an Indemnitee without its consent (which shall not be unreasonably withheld).

(c) Each Indemnitee agrees to give the Company prompt written notice after it receives any notice of the commencement of any action, suit or proceeding for which such Indemnitee may wish to claim indemnification pursuant to subsection (b). The Company shall have the right, exercisable by giving written notice within fifteen Domestic Business Days after the receipt of notice from such Indemnitee of such commencement, to assume, at the Company's expense, the defense of any such action, suit or proceeding; provided, that such Indemnitee shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such separate counsel shall be at such Indemnitee's expense unless (1) the Company shall have agreed to pay such fees and expenses; (2) the Company shall have failed to assume the defense of such action, suit or proceeding or shall have failed to employ counsel reasonably satisfactory to such Indemnitee in any such action, suit or proceeding; or
(3) such Indemnitee shall have been advised by independent counsel in writing (with a copy to the Company) that there may be one or more defenses available to such Indemnitee which are in conflict with those available to the Company (in which case, if such Indemnitee notifies the Company in writing that it elects to employ separate counsel at the Company's expense, the Company shall be obligated to assume the expense, it being understood, however, that the Company shall not be liable for the fees or expenses of more than one separate firm of attorneys, which firm shall be designated in writing by such Indemnitee).

     Section 10.04. Sharing of Set-offs. Each Bank agrees that if it shall, by exercising any right of set-off or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of principal and interest due with respect to any Note held by it which is greater than the proportion received by any other Bank in respect of the aggregate amount of principal and interest due with respect to any Note held by such other Bank, the Bank receiving such proportionately greater payment shall purchase such participations in the Notes held by the other Banks, and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Notes held by the Banks shall be shared by the Banks pro rata; provided that nothing in this Section shall impair the right of any Bank to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment
of indebtedness of the Borrower other than its indebtedness hereunder.   The
Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in a Note, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of set-off or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Borrower in the amount of such participation.

     Section 10.05. Amendments and Waivers. Any provision of this Agreement or the Notes may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Company, the Borrower and the Required Banks (and, if the rights or duties of the Agent are affected thereby, by the Agent); provided that no such amendment or waiver shall, unless signed by all the Banks, (i) increase or decrease the Commitment of any Bank (except for a ratable decrease in the Commitments of all Banks) or subject any Bank to any additional obligation, (ii) reduce the principal of or rate of interest on any Loan or any fees hereunder, except as provided below, (iii) postpone the date fixed for any payment of principal of or interest on any Loan or any fees hereunder or for any reduction or termination of any Commitment, (iv) amend or waive the provisions of Article 9 or (v) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the number of Banks, which shall be required for the Banks or any of them to take any action under this Section or any other provision of this Agreement.

     Section 10.06. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that neither the Company nor the

Borrower may assign or otherwise transfer any of its rights under this Agreement without the prior written consent of all Banks.

(b) Any Bank may at any time grant to one or more banks or other institutions (each a "Participant") participating interests in its Commitment or any or all of its Loans, with (and subject to) the written consent of the Company and the Agent, which consents shall not be unreasonably withheld. In the event of any such grant by a Bank of a participating interest to a Participant, such Bank shall remain responsible for the performance of its obligations hereunder, and the Company, the Borrower and the Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. Any agreement pursuant to which any Bank may grant such a participating interest shall provide that such Bank shall retain the sole right and responsibility to enforce the obligations of the Company and the Borrower hereunder including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement; provided that such participation agreement may provide that such Bank will not agree to any modification, amendment or waiver of this Agreement described in clause (i), (ii) or (iii) of Section
10.05 without the consent of the Participant. The Borrower agrees that each Participant shall, to the extent provided in its participation agreement, be entitled to the benefits of Article 8 with respect to its participating interest. An assignment or other transfer which is not permitted by subsection (c) or (d) below but which is consented to in accordance with this subsection (b) shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this subsection (b).

(c) Any Bank may at any time assign to one or more banks or other institutions (each an "Assignee") all, or a proportionate part of all, of its rights and obligations under this Agreement and the Notes, and such Assignee shall assume such rights and obligations, pursuant to an Assignment and Assumption Agreement in substantially the form of Exhibit G hereto executed by such Assignee and such transferor Bank, with (and subject to) the subscribed consent of the Company and the Agent, which consents shall not be unreasonably withheld; provided that (i) if an Assignee is an affiliate of such transferor Bank, no such consent shall be required; (ii) such assignment may, but need not, include rights of the transferor Bank in respect of outstanding Money Market Loans; and (iii) any assignment shall not be less than $15,000,000, or if less, shall constitute an assignment of all of such Bank's rights and obligations under this Agreement and the Notes except for any rights retained in accordance with clause (ii) of this proviso. Upon execution and delivery of such instrument and payment by such Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Assignee, such Assignee shall be a Bank party to this Agreement and shall have all the rights and obligations of a Bank with a Commitment as set forth in such instrument of assumption, and the transferor Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this subsection (c), the transferor Bank, the Agent and the Borrower shall make appropriate arrangements so that, if required, new Notes are issued to the Assignee. In connection with any such assignment, the transferor Bank shall pay to the Agent an administrative fee for processing such assignment in the amount of $2,500. If the Assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to the Company and the Agent certification as to exemption from deduction or withholding of any United States federal income taxes in accordance with Section 8.04.

(d) Any Bank may at any time assign all or any portion of its rights under this Agreement and its Notes to a Federal Reserve Bank. No such assignment shall release the transferor Bank from its obligations hereunder.

(e) No Assignee, Participant or other transferee of any Bank's rights shall be entitled to receive any greater payment under Section 8.03 or 8.04 than such Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Company's prior written consent or by reason of the provisions of Section 8.02, 8.03 or 8.04 requiring such Bank to designate a different Applicable Lending Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

      Section 10.07. Termination of Existing Credit Agreements. The Company and each of the Banks that is also a "Bank" party to the Existing Credit Agreements agrees that the "Commitments" as defined in the Existing Credit Agreements shall be terminated in their entirety on the Effective Date. Each of such Banks waives (a) any requirement of notice of such termination pursuant to Section 2.09 of the Existing Credit Agreements and (b) any claim to any facility fees or other fees under the Existing Credit Agreements for any day on or after the Effective Date. Each of the Company and the Borrower
(i) represents and warrants that (x) after giving effect to the preceding sentences of this Section 10.07, the commitments under the Existing Credit Agreements will be terminated effective not later than the Effective Date,
(y) no loans are, as of the date hereof, or will be, as of the Effective Date, outstanding under the Existing Credit Agreements and (ii) covenants that all accrued and unpaid facility fees and any other amounts due and payable under the Existing Credit Agreements shall have been paid on or prior to the Effective Date.

     Section 10.08. Governing Law; Submission to Jurisdiction. This Agreement and each Note shall be governed by and construed in accordance with the laws of the State of New York. Each of the Company and the Borrower hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby, and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

     Section 10.09. Counterparts; Integration; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall become effective upon receipt by the Agent of counterparts hereof signed by each of the Company, the Borrower, the Banks and the Agent (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Agent in form satisfactory to it of telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).

     Section 10.10. WAIVER OF JURY TRIAL. EACH OF THE COMPANY, THE BORROWER, THE AGENT AND THE BANKS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     Section 10.11. Confidentiality. Each of the Agent and the Banks agrees to use its reasonable best efforts to keep confidential any information delivered or made available by the Company or the Borrower to it which is clearly stated by the Company or the Borrower to be confidential; provided that nothing herein shall prevent the Agent or any Bank from disclosing such information (i) to the Agent or any other Bank in connection with the transactions contemplated hereby, (ii) to its officers, directors, employees, agents, attorneys and accountants who have a need to know such information in accordance with customary banking practices and who receive such information having been made aware of the restrictions set forth in this Section, (iii) upon the order of any court or administrative agency, (iv) upon the request or demand of any regulatory agency or authority having jurisdiction over such party, (v) which has been publicly disclosed, (vi) which has been obtained from any Person other than the Company and its Subsidiaries, provided that such Person is not (x) known to it to be bound by a confidentiality agreement with the Company or its Subsidiaries or (y) known to it to be otherwise prohibited from transmitting the information to it by a contractual, legal or fiduciary obligation, (vii) in connection with the exercise of any remedy hereunder or under the Notes or
(viii) to any actual or proposed participant or assignee of all or any of its rights hereunder which has agreed in writing to be bound by the provisions of this Section.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                       U S WEST CAPITAL FUNDING, INC.

                                       By /s/ Rahn Porter
                                          ________________________________
                                          Title: Executive Director Treasury
                                                 Services
                                          7800 East Orchard Road
                                          Englewood, Colorado  80111
                                          Facsimile number:  303-793-6307
                                          Telephone number:  303-793-6250
                                          Attention:  Rahn Porter


                                       U S WEST, INC.

                                       By /s/ James T. Anderson
                                          ________________________________
                                          Title: Vice President & Treasurer
                                       7800 East Orchard Road
                                       Englewood, Colorado  80111
                                       Facsimile number:  303-793-6307
                                       Telephone number:  303-793-6250
                                       Attention:  Rahn Porter

Commitments
___________

$140,000,000                           MORGAN GUARANTY TRUST
                                        COMPANY OF NEW YORK

                                       By /s/ George J. Stapleton
                                          ________________________________
                                          Title: Vice President



$ 140,000,000                          CITIBANK, N.A.

                                       By /s/ Carolyn A. Kee
                                          ________________________________
                                          Title: Vice President



$ 140,000,000                          THE BANK OF NEW YORK

                                       By /s/ Kaplana Raina
                                          ________________________________
                                          Title: Senior Vice President



$ 100,000,000                          ABN AMRO BANK N.V.

                                       By /s/ James J. Johnston
                                          ________________________________
                                          Title: Vice President

                                       By /s/ Mary L. Honda
                                          ________________________________
                                          Title: Vice President

$ 37,500,000                           BANK OF AMERICA NW, N.A. dba
                                          SEAFIRST

                                       By /s/ Barbara W. Trimble
                                          ________________________________
                                          Title: Vice President



$ 62,500,000                           BANK OF AMERICA NT & SA

                                       By /s/ Raymond E. Evans
                                          ________________________________
                                           Title: Senior Vice President Manager
                                                  Commercial Building



$100,000,000                           BARCLAYS BANK PLC

                                       By /s/ Les Bek
                                          ________________________________
                                          Title: Director



$ 100,000,000                          CANADIAN IMPERIAL BANK OF
                                         COMMERCE

                                       By /s/ Matthew S. Hannon
                                          ________________________________
                                          Title: Director, CIBC Wood Gundy
                                                 Securities acting, as Agent



$100,000,000                           THE CHASE MANHATTAN BANK

                                        By /s/ Ann B. Kerns
                                           ________________________________
                                           Title: Vice President

$100,000,000                           DEUTSCHE BANK AG
                                         NEW YORK AND/OR CAYMAN
                                         ISLANDS BRANCHES

                                       By /s/ Ross A. Howard
                                          ________________________________
                                          Title: Director

                                       By /s/ J. Scott Jessup
                                          ________________________________
                                          Title: Vice President



$100,000,000                           THE FIRST NATIONAL BANK OF
                                          BOSTON

                                       By /s/ Shepard D. Rainie
                                          ________________________________
                                          Title: Director



$100,000,000                           MELLON BANK N.A.

                                       By /s/ Stephen R. Viehe
                                          ________________________________
                                          Title: Vice President



$ 100,000,000                          THE SANWA BANK LIMITED,
                                         CHICAGO BRANCH

                                       By /s/ Kenneth C. Eichwald
                                          ________________________________
                                          Title: First Vice President and
                                                  Assistant General Manager

$ 100,000,000                          SWISS BANK CORPORATION,
                                         SAN FRANCISCO BRANCH

                                       By /s/ Hans-Uoli Surber
                                          ________________________________
                                          Title: Executive Director Merchant
                                                 Banking

                                       By /s/ Nang S. Peechaphand
                                          ________________________________
                                          Title: Associate Director Accounting



$ 100,000,000                          TORONTO DOMINION BANK
                                         (TEXAS), INC.

                                       By /s/ Frederic B. Hawley
                                          ________________________________
                                          Title: Vice President



$ 70,000,000                           BANQUE NATIONALE DE PARIS

                                       By /s/ Clive Bettles
                                          ________________________________
                                          Title: Senior Vice President
                                            & Manager

                                       By /s/ Mitchell Ozawa
                                          ________________________________
                                          Title: Vice President



$ 70,000,000                           BANQUE PARIBAS

                                       By /s/ John Acker
                                          ________________________________
                                          Title: Group Vice President

                                       By /s/ Darlynn Ernst
                                          ________________________________
                                          Title: Assistant Vice President

$ 70,000,000                           CREDIT SUISSE

                                       By /s/ Stephen M.Flynn
                                          ________________________________
                                          Title: Member of Senior Management

                                       By /s/ Maria N. Gaspara
                                          ________________________________
                                          Title: Associate



$ 70,000,000                           THE DAI-ICHI KANGYO BANK,
                                         LIMITED

                                       By /s/ Teruhisa Yamaguchi
                                          ________________________________
                                          Title: Senior Vice President & Joint
                                                 General Manager



$ 70,000,000                           THE FIRST NATIONAL BANK OF
                                         CHICAGO

                                       By /s/ Ronald L. Coleman
                                          ________________________________
                                          Title: Vice President



$ 70,000,000                           THE FUJI BANK LIMITED
                                         LOS ANGELES AGENCY

                                       By /s/ Nobuhiro Umemura
                                          ________________________________
                                          Title: Joint General Manager

$ 70,000,000                           THE INDUSTRIAL BANK OF JAPAN,
                                         LTD. NEW YORK BRANCH

                                       By /s/ Akijiro Yoshino
                                          ________________________________
                                          Title: Executive Vice President,
                                                 Houston Office



$ 70,000,000                           NATIONSBANK OF TEXAS, N.A.

                                       By /s/ David G. James
                                          ________________________________
                                          Title: Vice President



$ 70,000,000                           ROYAL BANK OF CANADA

                                       By /s/ John P. Page
                                          ________________________________
                                          Title: Senior Manager



$ 70,000,000                           THE SAKURA BANK LIMITED

                                       By /s/ Ofusa Sato
                                          ________________________________
                                          Title: Senior Vice President
                                                 & Assistant General Manager



$ 70,000,000                            THE SUMITOMO BANK LIMITED
                                          LOS ANGELES BRANCH

                                           By /s/ Goro Hirai
                                           ________________________________
                                           Title: Joint General Manager




$ 70,000,000                               UNION BANK OF CALIFORNIA, N.A.


                                           By /s/ Roger Hartley
                                           ________________________________
                                           Title: Vice President



$ 70,000,000                               WELLS FARGO BANK (COLORADO), N.A.


                                           By /s/ Jack W. Haye
                                           ________________________________
                                           Title: Vice President



$ 47,500,000                               BANK OF MONTREAL


                                           By /s/ Yvonne Bos
                                           ________________________________
                                           Title: Senior Vice President



$ 47,500,000                               CREDIT LYONNAIS
                                           NEW YORK BRANCH


                                           By /s/ James E. Morris
                                           ________________________________
                                           Title: Vice President

$ 47,500,000                               DRESDNER BANK AG, NEW YORK
                                            AND GRAND CAYMAN BRANCHES


                                           By /s/ William E. Lambert
                                           ________________________________
                                           Title: Assistant Vice President


                                           By /s/ Brian Haughney
                                           ________________________________
                                           Title: Assistant Treasurer



$ 47,500,000                               BAYERISCHE HYPO-BANK AG,
                                           NEW YORK BRANCH


                                           By /s/ Yoram Dankner
                                           ________________________________
                                           Title: Senior Vice President

                                           By /s/ Christian F. Walter
                                           ________________________________
                                           Title: Vice President


$ 47,500,000                               KREDIETBANK N.A.


                                           By /s/ Tod R. Angus
                                           ________________________________
                                           Title: Vice President

                                           By /s/ Robert Snauffer
                                           ________________________________
                                           Title: Vice President


$ 47,500,000                               LLOYDS BANK PLC

                                           By /s/ Paul Briamonte
                                           ________________________________
                                           Title: Vice President B374


                                           By /s/ Theodore R. Walser
                                           _________________________________
                                           Title: Senior Vice President W075



$ 47,500,000                               THE LONG-TERM CREDIT BANK OF
                                            JAPAN, LTD.
                                            LOS ANGELES AGENCY


                                           By /s/ T. Morgan Edwards II
                                           ________________________________
                                           Title: Deputy General Manager




$ 47,500,000                               THE MITSUBISHI TRUST AND
                                           BANKING CORPORATION


                                           By /s/ Patricia Loret de Mola
                                           ________________________________
                                           Title: Senior Vice President
                                                  & Assistant General Manager


$ 47,500,000                               THE ROYAL BANK OF SCOTLAND plc

                                           By /s/ Grant F. Stoddart
                                           ________________________________
                                           Title: Senior Vice President
                                                  & Manager

$ 47,500,000                               SOCIETE GENERALE
                                            SOUTHWEST AGENCY


                                           By /s/ Mark A. Cox
                                           ________________________________
                                           Title: Vice President


$ 47,500,000                               THE TOKAI BANK, LIMITED
                                            LOS ANGELES AGENCY

                                           By /s/ Masahiko Saito
                                           ________________________________
                                           Title: Assistant General Manager
                                                  Corporate Finance




$ 47,500,000                               WESTDEUTSCHE LANDESBANK
                                            NEW YORK BRANCH


                                           By /s/ Salvatore Battinelli
                                           ________________________________
                                           Title: Vice President

                                           By /s/ Karen Hoplock
                                           ________________________________
                                           Title: Vice President Credit



Total Commitments:

$3,000,000,000
============

                                           CITIBANK, N.A., as Syndication Agent


                                           By /s/ Carolyn A. Kee
                                           ________________________________
                                           Title: As-Attorney-in-Fact


                                           THE BANK OF NEW YORK, as
                                            Documentation Agent


                                           By /s/ Kalpana Raina
                                           ________________________________
                                           Title: Senior Vice President


                                           MORGAN GUARANTY TRUST
                                            COMPANY OF NEW YORK, as
                                            Administrative Agent


                                           By /s/ George J. Stapleton
                                           ________________________________
                                           Title: Vice President
                                           Address
                                           Attention:  Mark Connor
                                           Facsimile number:  302-634-1092
                                           Telephone number:  302-634-4218

                                   PRICING SCHEDULE


    The "Euro-Dollar Margin" and "Facility Fee Rate" for any day are the respective percentages set forth below in the applicable row under the column corresponding to the Status that exists on such day:

--------------------------------------------------------------------------------
Status                Level  I  Level  II    Level III   Level  IV    Level  V
--------------------------------------------------------------------------------
Euro-Dollar Margin    .130%      .150%        .165%        .240%        .295%
--------------------------------------------------------------------------------
Facility Fee Rate     .070%      .075%        .085%        .110%        .155%
--------------------------------------------------------------------------------


    For purposes of this Schedule, the following terms have the following meanings:

    "Level I Status" exists at any date if, at such date, the Borrower's outstanding senior unsecured long-term debt securities are rated A or higher by S&P or A2 or higher by Moody's.

    "Level II Status" exists at any date if, at such date, (i) the Borrower's outstanding senior unsecured long-term debt securities are rated A- or higher by S&P or A3 or higher by Moody's and (ii) Level I Status does not exist.

    "Level III Status" exists at any date if, at such date, (i) the Borrower's outstanding senior unsecured long-term debt securities are rated BBB+ or higher by S&P or Baa1 or higher by Moody's and (ii) neither Level I Status nor Level II Status exists.

    "Level IV Status" exists at any date if, at such date, (i) the Borrower's outstanding senior unsecured long-term debt securities are rated BBB or higher by S&P or Baa2 or higher by Moody's and none of Level I Status, Level II Status or Level III Status exists.

    "Level V Status" exists at any date if, at such date, none of Level I Status, Level II Status, Level III Status or Level IV Status exists.

    "Moody's" means Moody's Investors Service, Inc., a Delaware corporation, and its successors or, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "Moody's" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Required Banks, with the approval of the Company, by notice to the Agent and the Company.

    "S&P" means Standard & Poor's Ratings Group, a New York corporation, and its successors or, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "S&P" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Required Banks, with the approval of the Company, by notice to the Agent and the Company.

    "Status" refers to the determination of which of Level I Status, Level II Status, Level III Status, Level IV Status or Level V Status exists at any date.

The credit ratings to be utilized for purposes of this Schedule are those assigned to the senior unsecured long-term debt securities of the Borrower without third-party credit enhancement, and any rating assigned to any other debt security of the Borrower shall be disregarded. The rating in effect at any date is that in effect at the close of business on such date.

                                    SCHEDULE 4.07

                                Environmental Matters

NONE.

                                                                       EXHIBIT A
                                         NOTE
                                                              New York, New York

                                                                           ,19


     For value received, U S WEST CAPITAL FUNDING, INC., a Colorado corporation (the "Borrower"), promises to pay to the order of (the "Bank"), for the account of its Applicable Lending Office, the unpaid principal amount of each Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below on the maturity date therefor specified in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Morgan Guaranty Trust Company of New York, 60 Wall Street, New York, New York.

    All Loans made by the Bank, the respective types and maturities thereof and all repayments of the principal thereof shall be recorded by the Bank and, if the Bank so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the inaccuracy of, or the failure of the Bank to make, any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

    This note is one of the Notes referred to in the $3,000,000,000 Five-Year Credit Agreement dated as of November 1, 1996 among U S WEST Capital Funding, Inc., U S WEST, Inc., the banks listed on the signature pages thereof, the other agents named therein and Morgan Guaranty Trust Company of New York, as Administrative Agent (as the same may be amended from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings.


    Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

U S WEST, Inc., has, pursuant to the provisions of the Credit Agreement, unconditionally guaranteed the payment in full of the principal of and interest on this Note.

                                             U S WEST CAPITAL FUNDING, INC.

                                             By_____________________________
                                               Title:

                           LOANS AND PAYMENTS OF PRINCIPAL


________________________________________________________________________________
Date                                 Amount of
        Amount of                     Principal                 Notation Made
          Loan         Type of Loan    Repaid    Maturity Date        By

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

                                                                       EXHIBIT B


                          Form of Money Market Quote Request


                                        [Date]



To:  Morgan Guaranty Trust Company of New York
     (the "Agent")

From:  U S WEST Capital Funding, Inc.

Re: $3,000,000,000 Five-Year Credit Agreement (the "Credit Agreement") dated as of November 1, 1996 among U S WEST Capital Funding, Inc., U S WEST, Inc., the Banks listed on the signature pages thereof, the other agents named therein and the Agent

     We hereby give notice pursuant to Section 2.03 of the Credit Agreement that we request Money Market Quotes for the following proposed Money Market Borrowing(s):

Date of Borrowing:  __________________

Principal Amount**                            Interest Period***
------------------                            ------------------
$

    Such Money Market Quotes should offer a Money Market [Margin]
[Absolute Rate].
[The applicable base rate is the London Interbank Offered Rate.]Terms used herein have the meanings assigned to them in the Credit Agreement.



----------------
** Amount must be $25,000,000 or a larger multiple of $5,000,000.

*** Not less than one month (LIBOR Auction) or not less than 7 days (Absolute
    Rate Auction), subject to the provisions of the definition of Interest
    Period.

  Terms used herein have the meanings assigned to them in the Credit Agreement.

                                      U S WEST CAPITAL FUNDING, INC.


                                      By________________________
                                        Title:

                                                                       EXHIBIT C


                      Form of Invitation for Money Market Quotes



To:              [Name of Bank]

Re: Invitation for Money Market Quotes to U S WEST Capital Funding, Inc. (the "Borrower")

  Pursuant to Section 2.03 of the $3,000,000,000 Five-Year Credit Agreement dated as of November 1, 1996 among U S WEST Capital Funding, Inc., U S WEST, Inc., the Banks parties thereto, the other agents named therein and the undersigned, as Administrative Agent, we are pleased on behalf of the Borrower to invite you to submit Money Market Quotes to the Borrower for the following proposed Money Market Borrowing(s):

Date of Borrowing:  __________________

Principal Amount              Interest Period


$

  Such Money Market Quotes should offer a Money Market [Margin] [Absolute Rate]. [The applicable base rate is the London Interbank Offered Rate.]
Please respond to this invitation by no later than [10:30 A.M.] [9:15 A.M.]
(New York City time) on [date].

                           MORGAN GUARANTY TRUST COMPANY
                                  OF NEW YORK, as Administrative Agent


                           By______________________________
                                Authorized Officer

                                                                      EXHIBIT D

                              Form of Money Market Quote


To: Morgan Guaranty Trust Company of New York, as Administrative Agent (the "Agent")

Re: Money Market Quote to
    U S WEST Capital Funding, Inc. (the "Borrower")

  In response to your invitation on behalf of the Borrower dated _____________, 19__, we hereby make the following Money Market Quote on the following terms:

1.    Quoting Bank:  ________________________________

2.    Person to contact at Quoting Bank:   _____________________________

3.    Date of Borrowing: ____________________*

4. We hereby offer to make Money Market Loan(s) in the following principal amounts, for the following Interest Periods and at the following rates:


Principal             Interest    Money Market
 Amount**             Period***   [Margin****]        [Absolute Rate*****]
---------             ---------   ------------        --------------------
$

$

  [Provided, that the aggregate principal amount of Money Market Loans for which the above offers may be accepted shall not exceed $____________.]**


__________
* As specified in the related Invitation.


  (notes continued on following page)

  We understand and agree that the offer(s) set forth above, subject to the satisfaction of the applicable conditions set forth in the $3,000,000,000 Five-Year Credit Agreement dated as of November 1, 1996 among U S WEST Capital Funding, Inc., U S WEST, Inc., the Banks listed on the signature pages thereof, the other agents named therein and yourselves, as Agent, irrevocably obligates us to make the Money Market Loan(s) for which any offer(s) are accepted, in whole or in part.

                                Very truly yours,
                                [NAME OF BANK]


Dated:_______________      By:__________________________
                                   Authorized Officer





__________

** Principal amount bid for each Interest Period may not exceed principal amount requested. Specify aggregate limitation if the sum of the individual offers exceeds the amount the Bank is willing to lend. Bids must be made for $5,000,000 or a larger multiple of $1,000,000.

*** Not less than one month or not less than 7 days, as specified in the related Invitation. No more than five bids are permitted for each Interest Period.

**** Margin over or under the London Interbank Offered Rate determined for the applicable Interest Period. Specify percentage (to the nearest 1/10,000 of 1%) and specify whether "PLUS" or "MINUS".

***** Specify rate of interest per annum (to the nearest 1/10,000th of 1%).

                                                                       EXHIBIT E


                                      OPINION OF
                       COUNSEL FOR THE COMPANY AND THE BORROWER


To the Banks and the Administrative
  Agent Referred to Below
c/o Morgan Guaranty Trust Company
  of New York, as Administrative Agent
60 Wall Street
New York, New York  10260

Gentlemen and Ladies:

  I have acted as counsel for U S WEST, Inc. and U S WEST Capital Funding, Inc., in connection with the $3,000,000,000 Five-Year Credit Agreement (the "Credit Agreement") dated as of November 1, 1996, among them, the banks listed on the signature pages thereof, the other agents named therein and Morgan Guaranty Trust Company of New York, as Administrative Agent. Terms defined in the Credit Agreement are used herein as therein defined. This opinion is being rendered to you at the instruction of the client pursuant to
Section 3.01(b) of the Credit Agreement.

  I am familiar with the proceedings taken by the Company and the Borrower in connection with the authorization, execution and delivery of the Credit Agreement and the Notes, and I have examined such documents, certificates, and such other matters of fact and questions of law as I have deemed relevant under the circumstances to express an informed opinion. Upon the basis of the foregoing, I am of the opinion that:

  1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and has all corporate powers and all governmental licenses, authorizations, qualifications, consents and approvals required to carry on its business as now conducted, except where the absence of any such license, authorization, qualification, consent or approval would not have a material adverse effect on the consolidated financial position or consolidated results of operations of the Company and its Consolidated Subsidiaries considered as one enterprise.

  2. The execution, delivery and performance by the Company and the Borrower of the Credit Agreement and by the Borrower of the Notes are within such Person's corporate powers, have been duly authorized by all necessary corporate action, and require no action by or in respect of, or filing with, any governmental body, agency or official.

  3. The execution, delivery and performance by the Company and the Borrower of the Credit Agreement and by the Borrower of the Notes will not (i) result in a breach or violation of, conflict with, or constitute a default under, the articles of incorporation or bylaws of such Person or any material law or regulation or any material order, judgment, agreement or instrument to which such Person is a party or by which such Person is bound, or (ii) result in the creation or imposition of any Lien on any asset of such Person.

  4. The Credit Agreement constitutes a valid and binding agreement of the Company and the Borrower and the Notes constitute valid and binding obligations of the Borrower.

  5. To my knowledge, there is no action, suit or proceeding pending against or threatened against or affecting the Company or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official, in which there is a reasonable possibility of an adverse decision which could materially adversely affect the business, consolidated financial position or consolidated results of operations of the Company and its Consolidated Subsidiaries, considered as a whole, or which in any manner draws into question the validity of the Credit Agreement or the Notes.

  6. The Borrower and each of the Company's other corporate Significant Subsidiaries is a corporation validly existing and in good standing under the laws of their jurisdictions of incorporation, and have all corporate powers and all governmental licenses, authorizations, qualifications, consents and approvals required to carry on its business as now conducted, except where the absence of any such license, authorization, qualification, consent or approval would not have a material adverse effect on the consolidated financial position or consolidated results of operations of the Company and its Consolidated Subsidiaries considered as one enterprise.

  For purposes of my opinion set forth in numbered paragraph 4 above, I have assumed that the laws of the State of New York, which are stated to govern the Credit Agreement and the Notes, are the same as the laws of Colorado.

  In rendering the opinions set forth herein, I have assumed that the Credit Agreement and the Notes will conform to the specimens thereof examined by me, that the signatures on all documents examined by me were genuine, and the authenticity of all documents submitted to me as originals or as copies of originals, assumptions which I have not independently verified.

  This opinion is furnished by me as counsel for the Company and the Borrower and is solely for your benefit and the benefit of any Assignee under the Credit Agreement. Without my prior written consent, this opinion may not be relied upon by you or any Assignee in any other context or by any other person. This opinion may not be quoted, in whole or in part, or copies thereof furnished, to any other person without my prior written consent, except that you may furnish copies hereof (a) to your auditors and attorneys,
(b) to any state or federal authority having regulatory jurisdiction over you or the Company or the Borrower, (c) pursuant to order or legal process of any court or governmental agency, (d) in connection with any legal action to which you are a party arising out of the transactions contemplated by the Credit Agreement, and (e) to any Participant or proposed Participant in the Commitment of any Bank.

  This opinion is limited to the present laws of the State of Colorado and the General Corporation Law of the State of Delaware, to present judicial interpretations thereof, and to the facts as they presently exist, and I assume no responsibility as to the applicability or effect of the laws of any other jurisdiction. In rendering this opinion, I assume no obligation to revise or supplement this opinion should the present laws of the State of Colorado or the General Corporation Law of the State of Delaware be changed by legislative action, judicial decision, or otherwise.

                                     Very truly yours,


                                     Stephen E. Brilz

                                                                       EXHIBIT F




                                      OPINION OF
                       DAVIS POLK & WARDWELL, SPECIAL COUNSEL
                             FOR THE ADMINISTRATIVE AGENT




To the Banks and the Administrative Agent
  Referred to Below
c/o Morgan Guaranty Trust Company
  of New York, as Administrative Agent
60 Wall Street
New York, New York  10260

Dear Sirs:

  We have participated in the preparation of the $3,000,000,000 Five-Year Credit Agreement (the "Credit Agreement") dated as of November 1, 1996 among U S WEST Capital Funding, Inc., U S WEST, Inc., the banks listed on the signature pages thereof (the "Banks"), the other agents named therein and Morgan Guaranty Trust Company of New York, as Administrative Agent (the "Agent"), and have acted as special counsel for the Agent for the purpose of rendering this opinion pursuant to Section 3.01(c) of the Credit Agreement. Terms defined in the Credit Agreement are used herein as therein defined.

  We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this opinion.

  Upon the basis of the foregoing, we are of the opinion that, assuming that the execution, delivery and performance by the Company and the Borrower of the Credit Agreement and by the Borrower of the Notes are within such Person's corporate powers and have been duly authorized by all necessary corporate action, the Credit Agreement constitutes a valid and binding agreement of the Company and the Borrower and the Notes constitute valid and binding obligations of the Borrower.

  We are members of the Bar of the State of New York and the foregoing opinion is limited to the laws of the State of New York. In giving the foregoing opinion, we express no opinion as to the effect (if any) of any law of any jurisdiction (except the State of New York) in which any Bank is located which limits the rate of interest that such Bank may charge or collect.

  This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by or furnished to any other person without our prior written consent.

                                         Very truly yours,

                                                                       EXHIBIT G



                         ASSIGNMENT AND ASSUMPTION AGREEMENT


    AGREEMENT dated as of _________, 19__ among [ASSIGNOR] (the "Assignor"), [ASSIGNEE](the "Assignee"), U S WEST, Inc. (the "Company") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent (the "Agent").

                                 W I T N E S S E T H

    WHEREAS, this Assignment and Assumption Agreement (the "Agreement") relates to the $3,000,000,000 Five-Year Credit Agreement dated as of November 1, 1996 among the Company, the Borrower named therein, the Assignor and the other Banks party thereto, as Banks, the other agents named therein and the Agent (the "Credit Agreement");

    WHEREAS, as provided under the Credit Agreement, the Assignor has a Commitment to make Loans in an aggregate principal amount at any time outstanding not to exceed $__________;

    WHEREAS, Committed Loans made by the Assignor under the Credit Agreement in the aggregate principal amount of $__________ are outstanding at the date hereof; and

    WHEREAS, the Assignor proposes to assign to the Assignee all of the rights of the Assignor under the Credit Agreement in respect of a portion of its Commitment thereunder in an amount equal to $__________ (the "Assigned Amount"), together with a corresponding portion of its outstanding Committed Loans, and the Assignee proposes to accept assignment of such rights and assume the corresponding obligations from the Assignor on such terms;

    NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

    SECTION 1. Definitions. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.

    SECTION 2. Assignment. The Assignor hereby assigns and sells to the Assignee all of the rights of the Assignor under the Credit Agreement to the extent of the Assigned Amount, and the Assignee hereby accepts such assignment from the Assignor and assumes all of the obligations of the Assignor under the Credit Agreement to the extent of the Assigned Amount, including the purchase from the Assignor of the corresponding portion of the principal amount of the Committed Loans made by the Assignor outstanding at the date hereof. Upon the execution and delivery hereof by the Assignor, the Assignee, the Company and the Agent and the payment of the amounts specified in Section 3 required to be paid on the date hereof (i) the Assignee shall, as of the date hereof, succeed to the rights and be obligated to perform the obligations of a Bank under the Credit Agreement with a Commitment in an amount equal to the Assigned Amount, and (ii) the Commitment of the Assignor shall, as of the date hereof, be reduced by a like amount and the Assignor released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee. The assignment provided for herein shall be without recourse to the Assignor.

SECTION 3. Payments. As consideration for the assignment and sale contemplated in Section 2 hereof, the Assignee shall pay to the Assignor on the date hereof in Federal funds the amount heretofore agreed between them. **** It is understood that commitment and/or facility fees accrued to the date hereof are for the account of the Assignor and such fees accruing from and including the date hereof are for the account of the Assignee. Each of the Assignor and the Assignee hereby agrees to that if it receives any amount under the Credit Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and shall promptly pay the same to such other party.

    [SECTION 4. Consent of the Company and the Agent. This Agreement is conditioned upon the consent of the Company and the Agent pursuant to Section 10.06(c) of the Credit Agreement. The execution of this Agreement by the Company and the Agent is evidence of this consent. Pursuant to Section 10.06(c) the Company agrees to cause the Borrower to execute and deliver a Note payable to the order of the Assignee to evidence the assignment and assumption provided for herein.]

-----------------------

**** Amount should combine principal together with accrued interest and breakage compensation, if any, to be paid by the Assignee, net of any portion of any upfront fee to be paid by the Assignor to the Assignee. It may be preferable in an appropriate case to specify these amounts generically or by formula rather than as a fixed sum.

    SECTION 5. Non-Reliance on Assignor. The Assignor makes no representation or warranty in connection with, and shall have no responsibility with respect to, the solvency, financial condition, or statements of the Company or the Borrower, or the validity and enforceability of the obligations of the Company or the Borrower in respect of the Credit Agreement or any Note. The Assignee acknowledges that it has, independently and without reliance on the Assignor, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and will continue to be responsible for making its own independent appraisal of the business, affairs and financial condition of the Company and the Borrower.

    SECTION 6. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

    SECTION 7. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

    IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.


                                          [ASSIGNOR]

                                          By______________________________
                                            Title:

                                          [ASSIGNEE]


                                          By______________________________
                                            Title:



                                          [U S WEST, INC.


                                          By_______________________________
                                            Title:


                                          MORGAN GUARANTY TRUST
                                           COMPANY OF NEW YORK, as
                                           Administrative Agent


                                           By______________________________
                                             Title:]

                                                                       EXHIBIT H



                                 EXTENSION AGREEMENT



US WEST Capital Funding, Inc.
US WEST, Inc.
7800 East Orchard Road
Englewood, Colorado  80111

Morgan Guaranty Trust Company of
  New York, as Administrative Agent
  under the Credit Agreement referred
  to below
60 Wall Street
New York, NY  10260

Gentlemen:

  The undersigned hereby agree to extend the Revolving Credit Period under the Five-Year Credit Agreement dated as of November 1, 1996 among US WEST Capital Funding, Inc., US WEST, Inc., the Banks listed therein, the other agents named therein and Morgan Guaranty Trust Company of New York, as Administrative Agent (the "Credit Agreement") for 364 days to ____________ __, ____. Terms defined in the Credit Agreement are used herein as therein defined.

  This Extension Agreement shall be construed in accordance with and governed by the law of the State of New York. It may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                                         [NAME OF BANK] *****

                                         By
                                            ----------------------------

-----------------
***** Insert names of Banks which have responded affirmatively in accordance with Section 2.01(b) of the Credit Agreement.

                                           Title:

                                           [NAME OF BANK]******


                                           By__________________________
                                             Title:


                                           [NAME OF BANK]*


                                           By__________________________
                                             Title:


                                           [NAME OF BANK]*


                                           By__________________________
                                             Title:


                                           [NAME OF BANK]*


                                           By__________________________
                                             Title:

                                           [NAME OF BANK]*


                                           By__________________________
                                             Title:

-------------
******Insert names of Banks which have responded affirmatively in accordance with Section 2.01(b) of the Credit Agreement.

Agreed and accepted:

US WEST CAPITAL FUNDING, INC.


By__________________________
  Title


US WEST, INC.

By__________________________
  Title

MORGAN GUARANTY TRUST COMPANY
  OF NEW YORK, as Administrative Agent


By__________________________
  Title

                                             3